UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-649

Fidelity Puritan Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2015

Item 1. Reports to Stockholders

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments July 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments July 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments July 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments July 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments July 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Value Discovery

Fund

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Discovery Fund	8.68%	15.70%	7.55%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund, a class of the fund, on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Sean Gavin: For the year, the fund's share classes substantially outpaced the benchmark Russell 3000® Value Index return of 6.23%, benefiting most from a combination of good stock picking and productive industry positioning. (For specific class-level results, please see the Performance section of this report.) The energy sector led the way, with help good stock picks. That said, several of the fund's biggest individual detractors were energy stocks hampered by the difficult environment for oil prices, including BW Offshore and Suncor Energy. The fund's positioning also was helpful in the health care sector. Here, a non-benchmark stake in Teva Pharmaceuticals - among our largest holdings - was a big contributor, as was health insurance provider Cigna, which in June agreed to be purchased for a substantial premium by a larger competitor. I sold the position soon afterwards. Conversely, subpar stock picking in the media group hampered the fund's relative performance, especially Viacom. This non-benchmark stock continued to meet my valuation and quality criteria as of period end. However, it encountered a number of business challenges - all of them short term, in my view - that caused the stock to return -30% this period. Currency effects also hurt performance, as a relatively strong U.S. dollar sapped the fund's non-U.S. investments, including Canada's Suncor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Value Discovery	.84%
Actual		$ 1,000.00	$ 1,047.40	$ 4.26
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21
Class K	.71%
Actual		$ 1,000.00	$ 1,047.80	$ 3.60
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.56

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.2	2.8
Wells Fargo & Co.	3.5	2.9
Johnson & Johnson	3.2	2.7
Berkshire Hathaway, Inc. Class B	2.9	2.9
General Electric Co.	2.8	0.0
Oracle Corp.	2.7	1.7
Teva Pharmaceutical Industries Ltd. sponsored ADR	2.5	2.1
Chevron Corp.	2.4	2.9
U.S. Bancorp	2.0	1.6
Wal-Mart Stores, Inc.	1.8	1.3
	28.0
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.4	25.3
Information Technology	16.4	15.1
Health Care	12.1	13.8
Consumer Discretionary	10.1	14.2
Energy	8.2	9.0
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 92.7%		Stocks 93.2%
	Short-Term Investments and Net Other Assets (Liabilities) 7.3%		Short-Term Investments and Net Other Assets (Liabilities) 6.8%
* Foreign investments	15.7%	** Foreign investments	18.4%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.5%
Hyundai Mobis	37,163	$ 6,804,484
Automobiles - 0.7%
Harley-Davidson, Inc.	164,900	9,613,670
Diversified Consumer Services - 0.2%
Steiner Leisure Ltd. (a)	40,168	2,317,694
Leisure Products - 0.8%
Mattel, Inc.	482,900	11,208,109
Media - 3.5%
Corus Entertainment, Inc. Class B (non-vtg.) (d)	470,600	5,055,572
John Wiley & Sons, Inc. Class A	172,885	9,164,634
Starz Series A (a)	402,600	16,285,170
Viacom, Inc. Class B (non-vtg.)	341,600	19,471,200
		49,976,576
Multiline Retail - 1.0%
Macy's, Inc.	197,853	13,663,728
Specialty Retail - 2.4%
AutoZone, Inc. (a)	17,585	12,326,030
Bed Bath & Beyond, Inc. (a)	157,400	10,267,202
GNC Holdings, Inc.	232,600	11,446,246
		34,039,478
Textiles, Apparel & Luxury Goods - 1.0%
Coach, Inc.	228,835	7,139,652
Michael Kors Holdings Ltd. (a)	161,600	6,785,584
		13,925,236
TOTAL CONSUMER DISCRETIONARY		141,548,975
CONSUMER STAPLES - 4.4%
Beverages - 0.6%
C&C Group PLC	2,075,536	8,087,515
Food & Staples Retailing - 2.4%
Tesco PLC	2,249,700	7,565,607
Wal-Mart Stores, Inc.	352,800	25,394,544
		32,960,151
Food Products - 0.9%
Seaboard Corp. (a)	1,360	4,726,000
The J.M. Smucker Co.	76,721	8,568,968
		13,294,968
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 0.5%
British American Tobacco PLC sponsored ADR	62,445	$ 7,430,955
TOTAL CONSUMER STAPLES		61,773,589
ENERGY - 8.2%
Energy Equipment & Services - 0.9%
BW Offshore Ltd.	11,724,400	7,033,104
National Oilwell Varco, Inc.	130,700	5,506,391
		12,539,495
Oil, Gas & Consumable Fuels - 7.3%
Chevron Corp.	376,481	33,311,039
Exxon Mobil Corp.	249,228	19,741,350
Marathon Petroleum Corp.	223,200	12,202,344
Phillips 66 Co.	137,200	10,907,400
Suncor Energy, Inc.	724,400	20,405,166
Woodside Petroleum Ltd.	201,727	5,256,676
		101,823,975
TOTAL ENERGY		114,363,470
FINANCIALS - 28.4%
Banks - 11.2%
JPMorgan Chase & Co.	857,341	58,753,579
Regions Financial Corp.	977,700	10,158,303
SunTrust Banks, Inc.	261,000	11,572,740
U.S. Bancorp	625,500	28,278,855
Wells Fargo & Co.	831,137	48,097,898
		156,861,375
Capital Markets - 2.2%
Fortress Investment Group LLC	1,852,000	12,667,680
GP Investments Ltd. Class A (depositary receipt) (a)	1,380,300	2,632,445
The Blackstone Group LP	405,900	15,931,575
		31,231,700
Consumer Finance - 2.9%
American Express Co.	90,300	6,868,218
Capital One Financial Corp.	257,382	20,925,157
Discover Financial Services	231,100	12,897,691
		40,691,066
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 2.9%
Berkshire Hathaway, Inc. Class B (a)	284,631	$ 40,628,229
Insurance - 5.5%
ACE Ltd.	129,200	14,053,084
Allied World Assur Co. Holdings AG	209,700	8,861,922
Allstate Corp.	201,100	13,865,845
FNF Group	278,920	10,902,983
FNFV Group (a)	369,133	5,374,576
Prudential PLC	307,501	7,234,091
The Travelers Companies, Inc.	158,313	16,800,176
		77,092,677
Real Estate Investment Trusts - 3.7%
American Capital Agency Corp.	868,299	16,723,439
Annaly Capital Management, Inc.	1,790,095	17,811,445
MFA Financial, Inc.	2,305,964	17,363,909
		51,898,793
TOTAL FINANCIALS		398,403,840
HEALTH CARE - 12.1%
Biotechnology - 1.3%
Amgen, Inc.	105,400	18,612,586
Health Care Providers & Services - 2.4%
Express Scripts Holding Co. (a)	196,001	17,653,810
Laboratory Corp. of America Holdings (a)	127,900	16,280,391
		33,934,201
Pharmaceuticals - 8.4%
GlaxoSmithKline PLC sponsored ADR	238,576	10,363,741
Johnson & Johnson	455,108	45,606,373
Mylan N.V.	63,695	3,566,283
Sanofi SA sponsored ADR	430,800	23,258,892
Teva Pharmaceutical Industries Ltd. sponsored ADR	498,668	34,418,065
		117,213,354
TOTAL HEALTH CARE		169,760,141
INDUSTRIALS - 7.3%
Aerospace & Defense - 1.2%
United Technologies Corp.	170,200	17,072,762
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.0%
Babcock & Wilcox Enterprises, Inc. (a)	199,900	$ 3,942,028
BWX Technologies, Inc.	399,800	9,819,088
		13,761,116
Industrial Conglomerates - 2.8%
General Electric Co.	1,518,600	39,635,460
Machinery - 2.2%
Deere & Co.	264,090	24,974,991
Valmont Industries, Inc.	57,600	6,406,848
		31,381,839
Professional Services - 0.1%
VSE Corp.	18,900	895,860
TOTAL INDUSTRIALS		102,747,037
INFORMATION TECHNOLOGY - 16.4%
Communications Equipment - 3.3%
Cisco Systems, Inc.	864,918	24,580,970
Harris Corp.	253,600	21,033,584
		45,614,554
Electronic Equipment & Components - 1.1%
Keysight Technologies, Inc. (a)	239,100	7,302,114
TE Connectivity Ltd.	136,402	8,309,610
		15,611,724
Internet Software & Services - 1.4%
Google, Inc. Class A (a)	30,300	19,922,250
IT Services - 2.9%
Fiserv, Inc. (a)	102,400	8,894,464
IBM Corp.	118,760	19,237,932
The Western Union Co.	633,400	12,820,016
		40,952,412
Software - 4.4%
Microsoft Corp.	494,424	23,089,601
Oracle Corp.	963,513	38,482,709
		61,572,310
Technology Hardware, Storage & Peripherals - 3.3%
EMC Corp.	614,700	16,529,283
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Hewlett-Packard Co.	447,912	$ 13,670,274
Samsung Electronics Co. Ltd.	15,584	15,837,398
		46,036,955
TOTAL INFORMATION TECHNOLOGY		229,710,205
MATERIALS - 2.7%
Chemicals - 2.2%
Agrium, Inc.	130,700	13,371,304
CF Industries Holdings, Inc.	291,945	17,283,144
		30,654,448
Paper & Forest Products - 0.5%
Schweitzer-Mauduit International, Inc.	173,800	6,899,860
TOTAL MATERIALS		37,554,308
UTILITIES - 3.1%
Electric Utilities - 3.1%
American Electric Power Co., Inc.	186,600	10,555,962
Edison International	97,000	5,820,970
Exelon Corp.	546,500	17,537,185
Xcel Energy, Inc.	267,200	9,263,824
		43,177,941
TOTAL COMMON STOCKS (Cost $1,218,497,748)		1,299,039,506
Money Market Funds - 7.6%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	102,717,974	$ 102,717,974
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	4,373,134	4,373,134
TOTAL MONEY MARKET FUNDS (Cost $107,091,108)		107,091,108
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $1,325,588,856)		1,406,130,614
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(4,247,907)
NET ASSETS - 100%		$ 1,401,882,707
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 92,793
Fidelity Securities Lending Cash Central Fund	92,437
Total	$ 185,230
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 141,548,975	$ 141,548,975	$ -	$ -
Consumer Staples	61,773,589	54,207,982	7,565,607	-
Energy	114,363,470	114,363,470	-	-
Financials	398,403,840	391,169,749	7,234,091	-
Health Care	169,760,141	169,760,141	-	-
Industrials	102,747,037	102,747,037	-	-
Information Technology	229,710,205	229,710,205	-	-
Materials	37,554,308	37,554,308	-	-
Utilities	43,177,941	43,177,941	-	-
Money Market Funds	107,091,108	107,091,108	-	-
Total Investments in Securities:	$ 1,406,130,614	$ 1,391,330,916	$ 14,799,698	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	84.3%
Canada	2.7%
Israel	2.5%
United Kingdom	2.3%
Switzerland	2.2%
France	1.7%
Korea (South)	1.6%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $4,179,555) - See accompanying schedule: Unaffiliated issuers (cost $1,218,497,748)	$ 1,299,039,506
Fidelity Central Funds (cost $107,091,108)	107,091,108
Total Investments (cost $1,325,588,856)		$ 1,406,130,614
Receivable for fund shares sold		3,157,853
Dividends receivable		674,260
Distributions receivable from Fidelity Central Funds		18,755
Other receivables		11,219
Total assets		1,409,992,701

Liabilities
Payable to custodian bank	$ 108,241
Payable for investments purchased	1,167,116
Payable for fund shares redeemed	1,481,280
Accrued management fee	715,817
Other affiliated payables	216,905
Other payables and accrued expenses	47,501
Collateral on securities loaned, at value	4,373,134
Total liabilities		8,109,994

Net Assets		$ 1,401,882,707
Net Assets consist of:
Paid in capital		$ 1,287,373,404
Undistributed net investment income		17,518,540
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		16,449,772
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,540,991
Net Assets		$ 1,401,882,707

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2015

Value Discovery: Net Asset Value, offering price and redemption price per share ($1,205,423,050 ÷ 48,238,738 shares)	$ 24.99

Class K: Net Asset Value, offering price and redemption price per share ($196,459,657 ÷ 7,860,751 shares)	$ 24.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2015

Investment Income
Dividends		$ 27,806,528
Special dividends		12,191,436
Interest		76
Income from Fidelity Central Funds		185,230
Total income		40,183,270

Expenses
Management fee
Basic fee	$ 6,254,808
Performance adjustment	695,946
Transfer agent fees	1,837,519
Accounting and security lending fees	372,615
Custodian fees and expenses	29,149
Independent trustees' compensation	4,511
Registration fees	131,082
Audit	50,354
Legal	3,474
Miscellaneous	6,137
Total expenses before reductions	9,385,595
Expense reductions	(44,645)	9,340,950
Net investment income (loss)		30,842,320
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	81,321,918
Foreign currency transactions	5,860
Futures contracts	(388,481)
Total net realized gain (loss)		80,939,297
Change in net unrealized appreciation (depreciation) on: Investment securities	(29,762,093)
Assets and liabilities in foreign currencies	153
Futures contracts	200,164
Total change in net unrealized appreciation (depreciation)		(29,561,776)
Net gain (loss)		51,377,521
Net increase (decrease) in net assets resulting from operations		$ 82,219,841

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 30,842,320	$ 8,849,312
Net realized gain (loss)	80,939,297	79,442,705
Change in net unrealized appreciation (depreciation)	(29,561,776)	10,858,809
Net increase (decrease) in net assets resulting from operations	82,219,841	99,150,826
Distributions to shareholders from net investment income	(12,741,013)	(6,964,725)
Distributions to shareholders from net realized gain	(667,082)	-
Total distributions	(13,408,095)	(6,964,725)
Share transactions - net increase (decrease)	532,057,756	182,641,981
Total increase (decrease) in net assets	600,869,502	274,828,082

Net Assets
Beginning of period	801,013,205	526,185,123
End of period (including undistributed net investment income of $17,518,540 and undistributed net investment income of $6,167,040, respectively)	$ 1,401,882,707	$ 801,013,205

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Value Discovery

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.32	$ 19.93	$ 15.62	$ 14.98	$ 12.91
Income from Investment Operations
Net investment income (loss) B	.66E	.31	.29	.22	.13
Net realized and unrealized gain (loss)	1.35	3.34	4.29	.57	2.13
Total from investment operations	2.01	3.65	4.58	.79	2.26
Distributions from net investment income	(.32)	(.26)	(.27)	(.15)	(.19)
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.34)	(.26)	(.27)	(.15)	(.19)
Net asset value, end of period	$ 24.99	$ 23.32	$ 19.93	$ 15.62	$ 14.98
Total ReturnA	8.68%	18.52%	29.72%	5.43%	17.69%
Ratios to Average Net Assets C, F
Expenses before reductions	.84%	.80%	.74%	.87%	.80%
Expenses net of fee waivers, if any	.84%	.80%	.74%	.87%	.80%
Expenses net of all reductions	.84%	.80%	.73%	.87%	.79%
Net investment income (loss)	2.69% E	1.44%	1.66%	1.49%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,205,423	$ 686,767	$ 454,974	$ 412,499	$ 540,644
Portfolio turnover rateD	45%	58%	55%	92%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.26 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.62%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.32	$ 19.93	$ 15.62	$ 14.99	$ 12.92
Income from Investment Operations
Net investment income (loss) B	.69E	.34	.32	.25	.15
Net realized and unrealized gain (loss)	1.34	3.34	4.29	.56	2.14
Total from investment operations	2.03	3.68	4.61	.81	2.29
Distributions from net investment income	(.34)	(.29)	(.30)	(.18)	(.22)
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.36)	(.29)	(.30)	(.18)	(.22)
Net asset value, end of period	$ 24.99	$ 23.32	$ 19.93	$ 15.62	$ 14.99
Total ReturnA	8.80%	18.71%	29.97%	5.59%	17.93%
Ratios to Average Net Assets C, F
Expenses before reductions	.71%	.66%	.57%	.68%	.61%
Expenses net of fee waivers, if any	.71%	.66%	.57%	.68%	.61%
Expenses net of all reductions	.71%	.66%	.56%	.68%	.60%
Net investment income (loss)	2.82% E	1.58%	1.83%	1.68%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 196,460	$ 114,246	$ 71,212	$ 53,794	$ 41,562
Portfolio turnover rateD	45%	58%	55%	92%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.26 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.75%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures contracts, market discount, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 147,721,022
Gross unrealized depreciation	(68,717,309)
Net unrealized appreciation (depreciation) on securities	$ 79,003,713

Tax Cost	$ 1,327,126,901

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 17,518,540
Undistributed long-term capital gain	$ 17,987,817
Net unrealized appreciation (depreciation) on securities and other investments	$ 79,002,946

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 13,408,095	$ 6,964,725

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(388,481) and a change in net unrealized appreciation (depreciation) of $200,164 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $959,251,208 and $486,500,887, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Value Discovery as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Value Discovery. FIIOC receives an asset-based fee of Class K's average

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Discovery	$ 1,764,655.18
Class K	72,864.05
	$ 1,837,519

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,832 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,591.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,568 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

8. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $92,437. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,956 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $337.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $5,522 and a portion of class-level operating expenses as follows:

Amount
Value Discovery	$ 15,830

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Value Discovery	$ 10,957,309	$ 5,880,680
Class K	1,783,704	1,084,045
Total	$ 12,741,013	$ 6,964,725
From net realized gain
Value Discovery	$ 578,732	$ -
Class K	88,350	-
Total	$ 667,082	$ -

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Value Discovery
Shares sold	26,910,446	9,957,139	$ 658,668,681	$ 226,028,010
Reinvestment of distributions	467,074	278,378	11,066,789	5,640,307
Shares redeemed	(8,583,679)	(3,617,186)	(211,736,756)	(78,363,112)
Net increase (decrease)	18,793,841	6,618,331	$ 457,998,714	$ 153,305,205
Class K
Shares sold	5,745,415	2,344,329	$ 143,155,226	$ 51,734,186
Reinvestment of distributions	79,062	53,522	1,872,054	1,084,045
Shares redeemed	(2,862,594)	(1,071,695)	(70,968,238)	(23,481,455)
Net increase (decrease)	2,961,883	1,326,156	$ 74,059,042	$ 29,336,776

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010/2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Value Discovery Fund voted to pay on September 14, 2015, to shareholders of record at the opening of business on September 11, 2015, a distribution of $0.306 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.297 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $22,678,687, or, if subsequently determined to be different, the net capital gain of such year.

Value Discovery fund designates 96% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Value Discovery fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Value Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Value Discovery Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FVD-UANN-0915
1.789714.112

Fidelity®

Value Discovery

Fund-

Class K

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class K A	8.80%	15.89%	7.69%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Value Discovery Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund - Class K on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Sean Gavin: For the year, the fund's share classes substantially outpaced the benchmark Russell 3000® Value Index return of 6.23%, benefiting most from a combination of good stock picking and productive industry positioning. (For specific class-level results, please see the Performance section of this report.) The energy sector led the way, with help good stock picks. That said, several of the fund's biggest individual detractors were energy stocks hampered by the difficult environment for oil prices, including BW Offshore and Suncor Energy. The fund's positioning also was helpful in the health care sector. Here, a non-benchmark stake in Teva Pharmaceuticals - among our largest holdings - was a big contributor, as was health insurance provider Cigna, which in June agreed to be purchased for a substantial premium by a larger competitor. I sold the position soon afterwards. Conversely, subpar stock picking in the media group hampered the fund's relative performance, especially Viacom. This non-benchmark stock continued to meet my valuation and quality criteria as of period end. However, it encountered a number of business challenges - all of them short term, in my view - that caused the stock to return -30% this period. Currency effects also hurt performance, as a relatively strong U.S. dollar sapped the fund's non-U.S. investments, including Canada's Suncor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Value Discovery	.84%
Actual		$ 1,000.00	$ 1,047.40	$ 4.26
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21
Class K	.71%
Actual		$ 1,000.00	$ 1,047.80	$ 3.60
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.56

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.2	2.8
Wells Fargo & Co.	3.5	2.9
Johnson & Johnson	3.2	2.7
Berkshire Hathaway, Inc. Class B	2.9	2.9
General Electric Co.	2.8	0.0
Oracle Corp.	2.7	1.7
Teva Pharmaceutical Industries Ltd. sponsored ADR	2.5	2.1
Chevron Corp.	2.4	2.9
U.S. Bancorp	2.0	1.6
Wal-Mart Stores, Inc.	1.8	1.3
	28.0
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.4	25.3
Information Technology	16.4	15.1
Health Care	12.1	13.8
Consumer Discretionary	10.1	14.2
Energy	8.2	9.0
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 92.7%		Stocks 93.2%
	Short-Term Investments and Net Other Assets (Liabilities) 7.3%		Short-Term Investments and Net Other Assets (Liabilities) 6.8%
* Foreign investments	15.7%	** Foreign investments	18.4%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.5%
Hyundai Mobis	37,163	$ 6,804,484
Automobiles - 0.7%
Harley-Davidson, Inc.	164,900	9,613,670
Diversified Consumer Services - 0.2%
Steiner Leisure Ltd. (a)	40,168	2,317,694
Leisure Products - 0.8%
Mattel, Inc.	482,900	11,208,109
Media - 3.5%
Corus Entertainment, Inc. Class B (non-vtg.) (d)	470,600	5,055,572
John Wiley & Sons, Inc. Class A	172,885	9,164,634
Starz Series A (a)	402,600	16,285,170
Viacom, Inc. Class B (non-vtg.)	341,600	19,471,200
		49,976,576
Multiline Retail - 1.0%
Macy's, Inc.	197,853	13,663,728
Specialty Retail - 2.4%
AutoZone, Inc. (a)	17,585	12,326,030
Bed Bath & Beyond, Inc. (a)	157,400	10,267,202
GNC Holdings, Inc.	232,600	11,446,246
		34,039,478
Textiles, Apparel & Luxury Goods - 1.0%
Coach, Inc.	228,835	7,139,652
Michael Kors Holdings Ltd. (a)	161,600	6,785,584
		13,925,236
TOTAL CONSUMER DISCRETIONARY		141,548,975
CONSUMER STAPLES - 4.4%
Beverages - 0.6%
C&C Group PLC	2,075,536	8,087,515
Food & Staples Retailing - 2.4%
Tesco PLC	2,249,700	7,565,607
Wal-Mart Stores, Inc.	352,800	25,394,544
		32,960,151
Food Products - 0.9%
Seaboard Corp. (a)	1,360	4,726,000
The J.M. Smucker Co.	76,721	8,568,968
		13,294,968
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 0.5%
British American Tobacco PLC sponsored ADR	62,445	$ 7,430,955
TOTAL CONSUMER STAPLES		61,773,589
ENERGY - 8.2%
Energy Equipment & Services - 0.9%
BW Offshore Ltd.	11,724,400	7,033,104
National Oilwell Varco, Inc.	130,700	5,506,391
		12,539,495
Oil, Gas & Consumable Fuels - 7.3%
Chevron Corp.	376,481	33,311,039
Exxon Mobil Corp.	249,228	19,741,350
Marathon Petroleum Corp.	223,200	12,202,344
Phillips 66 Co.	137,200	10,907,400
Suncor Energy, Inc.	724,400	20,405,166
Woodside Petroleum Ltd.	201,727	5,256,676
		101,823,975
TOTAL ENERGY		114,363,470
FINANCIALS - 28.4%
Banks - 11.2%
JPMorgan Chase & Co.	857,341	58,753,579
Regions Financial Corp.	977,700	10,158,303
SunTrust Banks, Inc.	261,000	11,572,740
U.S. Bancorp	625,500	28,278,855
Wells Fargo & Co.	831,137	48,097,898
		156,861,375
Capital Markets - 2.2%
Fortress Investment Group LLC	1,852,000	12,667,680
GP Investments Ltd. Class A (depositary receipt) (a)	1,380,300	2,632,445
The Blackstone Group LP	405,900	15,931,575
		31,231,700
Consumer Finance - 2.9%
American Express Co.	90,300	6,868,218
Capital One Financial Corp.	257,382	20,925,157
Discover Financial Services	231,100	12,897,691
		40,691,066
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 2.9%
Berkshire Hathaway, Inc. Class B (a)	284,631	$ 40,628,229
Insurance - 5.5%
ACE Ltd.	129,200	14,053,084
Allied World Assur Co. Holdings AG	209,700	8,861,922
Allstate Corp.	201,100	13,865,845
FNF Group	278,920	10,902,983
FNFV Group (a)	369,133	5,374,576
Prudential PLC	307,501	7,234,091
The Travelers Companies, Inc.	158,313	16,800,176
		77,092,677
Real Estate Investment Trusts - 3.7%
American Capital Agency Corp.	868,299	16,723,439
Annaly Capital Management, Inc.	1,790,095	17,811,445
MFA Financial, Inc.	2,305,964	17,363,909
		51,898,793
TOTAL FINANCIALS		398,403,840
HEALTH CARE - 12.1%
Biotechnology - 1.3%
Amgen, Inc.	105,400	18,612,586
Health Care Providers & Services - 2.4%
Express Scripts Holding Co. (a)	196,001	17,653,810
Laboratory Corp. of America Holdings (a)	127,900	16,280,391
		33,934,201
Pharmaceuticals - 8.4%
GlaxoSmithKline PLC sponsored ADR	238,576	10,363,741
Johnson & Johnson	455,108	45,606,373
Mylan N.V.	63,695	3,566,283
Sanofi SA sponsored ADR	430,800	23,258,892
Teva Pharmaceutical Industries Ltd. sponsored ADR	498,668	34,418,065
		117,213,354
TOTAL HEALTH CARE		169,760,141
INDUSTRIALS - 7.3%
Aerospace & Defense - 1.2%
United Technologies Corp.	170,200	17,072,762
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.0%
Babcock & Wilcox Enterprises, Inc. (a)	199,900	$ 3,942,028
BWX Technologies, Inc.	399,800	9,819,088
		13,761,116
Industrial Conglomerates - 2.8%
General Electric Co.	1,518,600	39,635,460
Machinery - 2.2%
Deere & Co.	264,090	24,974,991
Valmont Industries, Inc.	57,600	6,406,848
		31,381,839
Professional Services - 0.1%
VSE Corp.	18,900	895,860
TOTAL INDUSTRIALS		102,747,037
INFORMATION TECHNOLOGY - 16.4%
Communications Equipment - 3.3%
Cisco Systems, Inc.	864,918	24,580,970
Harris Corp.	253,600	21,033,584
		45,614,554
Electronic Equipment & Components - 1.1%
Keysight Technologies, Inc. (a)	239,100	7,302,114
TE Connectivity Ltd.	136,402	8,309,610
		15,611,724
Internet Software & Services - 1.4%
Google, Inc. Class A (a)	30,300	19,922,250
IT Services - 2.9%
Fiserv, Inc. (a)	102,400	8,894,464
IBM Corp.	118,760	19,237,932
The Western Union Co.	633,400	12,820,016
		40,952,412
Software - 4.4%
Microsoft Corp.	494,424	23,089,601
Oracle Corp.	963,513	38,482,709
		61,572,310
Technology Hardware, Storage & Peripherals - 3.3%
EMC Corp.	614,700	16,529,283
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Hewlett-Packard Co.	447,912	$ 13,670,274
Samsung Electronics Co. Ltd.	15,584	15,837,398
		46,036,955
TOTAL INFORMATION TECHNOLOGY		229,710,205
MATERIALS - 2.7%
Chemicals - 2.2%
Agrium, Inc.	130,700	13,371,304
CF Industries Holdings, Inc.	291,945	17,283,144
		30,654,448
Paper & Forest Products - 0.5%
Schweitzer-Mauduit International, Inc.	173,800	6,899,860
TOTAL MATERIALS		37,554,308
UTILITIES - 3.1%
Electric Utilities - 3.1%
American Electric Power Co., Inc.	186,600	10,555,962
Edison International	97,000	5,820,970
Exelon Corp.	546,500	17,537,185
Xcel Energy, Inc.	267,200	9,263,824
		43,177,941
TOTAL COMMON STOCKS (Cost $1,218,497,748)		1,299,039,506
Money Market Funds - 7.6%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	102,717,974	$ 102,717,974
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	4,373,134	4,373,134
TOTAL MONEY MARKET FUNDS (Cost $107,091,108)		107,091,108
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $1,325,588,856)		1,406,130,614
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(4,247,907)
NET ASSETS - 100%		$ 1,401,882,707
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 92,793
Fidelity Securities Lending Cash Central Fund	92,437
Total	$ 185,230
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 141,548,975	$ 141,548,975	$ -	$ -
Consumer Staples	61,773,589	54,207,982	7,565,607	-
Energy	114,363,470	114,363,470	-	-
Financials	398,403,840	391,169,749	7,234,091	-
Health Care	169,760,141	169,760,141	-	-
Industrials	102,747,037	102,747,037	-	-
Information Technology	229,710,205	229,710,205	-	-
Materials	37,554,308	37,554,308	-	-
Utilities	43,177,941	43,177,941	-	-
Money Market Funds	107,091,108	107,091,108	-	-
Total Investments in Securities:	$ 1,406,130,614	$ 1,391,330,916	$ 14,799,698	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	84.3%
Canada	2.7%
Israel	2.5%
United Kingdom	2.3%
Switzerland	2.2%
France	1.7%
Korea (South)	1.6%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $4,179,555) - See accompanying schedule: Unaffiliated issuers (cost $1,218,497,748)	$ 1,299,039,506
Fidelity Central Funds (cost $107,091,108)	107,091,108
Total Investments (cost $1,325,588,856)		$ 1,406,130,614
Receivable for fund shares sold		3,157,853
Dividends receivable		674,260
Distributions receivable from Fidelity Central Funds		18,755
Other receivables		11,219
Total assets		1,409,992,701

Liabilities
Payable to custodian bank	$ 108,241
Payable for investments purchased	1,167,116
Payable for fund shares redeemed	1,481,280
Accrued management fee	715,817
Other affiliated payables	216,905
Other payables and accrued expenses	47,501
Collateral on securities loaned, at value	4,373,134
Total liabilities		8,109,994

Net Assets		$ 1,401,882,707
Net Assets consist of:
Paid in capital		$ 1,287,373,404
Undistributed net investment income		17,518,540
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		16,449,772
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,540,991
Net Assets		$ 1,401,882,707

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2015

Value Discovery: Net Asset Value, offering price and redemption price per share ($1,205,423,050 ÷ 48,238,738 shares)	$ 24.99

Class K: Net Asset Value, offering price and redemption price per share ($196,459,657 ÷ 7,860,751 shares)	$ 24.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2015

Investment Income
Dividends		$ 27,806,528
Special dividends		12,191,436
Interest		76
Income from Fidelity Central Funds		185,230
Total income		40,183,270

Expenses
Management fee
Basic fee	$ 6,254,808
Performance adjustment	695,946
Transfer agent fees	1,837,519
Accounting and security lending fees	372,615
Custodian fees and expenses	29,149
Independent trustees' compensation	4,511
Registration fees	131,082
Audit	50,354
Legal	3,474
Miscellaneous	6,137
Total expenses before reductions	9,385,595
Expense reductions	(44,645)	9,340,950
Net investment income (loss)		30,842,320
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	81,321,918
Foreign currency transactions	5,860
Futures contracts	(388,481)
Total net realized gain (loss)		80,939,297
Change in net unrealized appreciation (depreciation) on: Investment securities	(29,762,093)
Assets and liabilities in foreign currencies	153
Futures contracts	200,164
Total change in net unrealized appreciation (depreciation)		(29,561,776)
Net gain (loss)		51,377,521
Net increase (decrease) in net assets resulting from operations		$ 82,219,841

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 30,842,320	$ 8,849,312
Net realized gain (loss)	80,939,297	79,442,705
Change in net unrealized appreciation (depreciation)	(29,561,776)	10,858,809
Net increase (decrease) in net assets resulting from operations	82,219,841	99,150,826
Distributions to shareholders from net investment income	(12,741,013)	(6,964,725)
Distributions to shareholders from net realized gain	(667,082)	-
Total distributions	(13,408,095)	(6,964,725)
Share transactions - net increase (decrease)	532,057,756	182,641,981
Total increase (decrease) in net assets	600,869,502	274,828,082

Net Assets
Beginning of period	801,013,205	526,185,123
End of period (including undistributed net investment income of $17,518,540 and undistributed net investment income of $6,167,040, respectively)	$ 1,401,882,707	$ 801,013,205

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Value Discovery

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.32	$ 19.93	$ 15.62	$ 14.98	$ 12.91
Income from Investment Operations
Net investment income (loss) B	.66E	.31	.29	.22	.13
Net realized and unrealized gain (loss)	1.35	3.34	4.29	.57	2.13
Total from investment operations	2.01	3.65	4.58	.79	2.26
Distributions from net investment income	(.32)	(.26)	(.27)	(.15)	(.19)
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.34)	(.26)	(.27)	(.15)	(.19)
Net asset value, end of period	$ 24.99	$ 23.32	$ 19.93	$ 15.62	$ 14.98
Total ReturnA	8.68%	18.52%	29.72%	5.43%	17.69%
Ratios to Average Net Assets C, F
Expenses before reductions	.84%	.80%	.74%	.87%	.80%
Expenses net of fee waivers, if any	.84%	.80%	.74%	.87%	.80%
Expenses net of all reductions	.84%	.80%	.73%	.87%	.79%
Net investment income (loss)	2.69% E	1.44%	1.66%	1.49%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,205,423	$ 686,767	$ 454,974	$ 412,499	$ 540,644
Portfolio turnover rateD	45%	58%	55%	92%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.26 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.62%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.32	$ 19.93	$ 15.62	$ 14.99	$ 12.92
Income from Investment Operations
Net investment income (loss) B	.69E	.34	.32	.25	.15
Net realized and unrealized gain (loss)	1.34	3.34	4.29	.56	2.14
Total from investment operations	2.03	3.68	4.61	.81	2.29
Distributions from net investment income	(.34)	(.29)	(.30)	(.18)	(.22)
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.36)	(.29)	(.30)	(.18)	(.22)
Net asset value, end of period	$ 24.99	$ 23.32	$ 19.93	$ 15.62	$ 14.99
Total ReturnA	8.80%	18.71%	29.97%	5.59%	17.93%
Ratios to Average Net Assets C, F
Expenses before reductions	.71%	.66%	.57%	.68%	.61%
Expenses net of fee waivers, if any	.71%	.66%	.57%	.68%	.61%
Expenses net of all reductions	.71%	.66%	.56%	.68%	.60%
Net investment income (loss)	2.82% E	1.58%	1.83%	1.68%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 196,460	$ 114,246	$ 71,212	$ 53,794	$ 41,562
Portfolio turnover rateD	45%	58%	55%	92%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.26 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.75%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures contracts, market discount, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 147,721,022
Gross unrealized depreciation	(68,717,309)
Net unrealized appreciation (depreciation) on securities	$ 79,003,713

Tax Cost	$ 1,327,126,901

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 17,518,540
Undistributed long-term capital gain	$ 17,987,817
Net unrealized appreciation (depreciation) on securities and other investments	$ 79,002,946

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 13,408,095	$ 6,964,725

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(388,481) and a change in net unrealized appreciation (depreciation) of $200,164 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $959,251,208 and $486,500,887, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Value Discovery as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Value Discovery. FIIOC receives an asset-based fee of Class K's average

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Discovery	$ 1,764,655.18
Class K	72,864.05
	$ 1,837,519

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,832 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,591.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,568 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

8. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $92,437. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,956 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $337.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $5,522 and a portion of class-level operating expenses as follows:

Amount
Value Discovery	$ 15,830

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Value Discovery	$ 10,957,309	$ 5,880,680
Class K	1,783,704	1,084,045
Total	$ 12,741,013	$ 6,964,725
From net realized gain
Value Discovery	$ 578,732	$ -
Class K	88,350	-
Total	$ 667,082	$ -

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Value Discovery
Shares sold	26,910,446	9,957,139	$ 658,668,681	$ 226,028,010
Reinvestment of distributions	467,074	278,378	11,066,789	5,640,307
Shares redeemed	(8,583,679)	(3,617,186)	(211,736,756)	(78,363,112)
Net increase (decrease)	18,793,841	6,618,331	$ 457,998,714	$ 153,305,205
Class K
Shares sold	5,745,415	2,344,329	$ 143,155,226	$ 51,734,186
Reinvestment of distributions	79,062	53,522	1,872,054	1,084,045
Shares redeemed	(2,862,594)	(1,071,695)	(70,968,238)	(23,481,455)
Net increase (decrease)	2,961,883	1,326,156	$ 74,059,042	$ 29,336,776

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010/2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Value Discovery Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	09/14/15	09/11/15	$0.316	$0.306

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $22,678,687, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 90% and 89% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Value Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Value Discovery Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FVD-K-UANN-0915
1.863358.106

Fidelity®

Series Intrinsic Opportunities

Fund

Fidelity Series Intrinsic Opportunities
Fund

Class F

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Intrinsic Opportunities Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Life of fund A
Fidelity® Series Intrinsic Opportunities Fund	12.35%	21.52%
Class F	12.52%	21.71%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Series Intrinsic Opportunities Fund, a class of the fund, on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Joel Tillinghast: For the year, the fund's share classes outperformed the 11.28% return of the benchmark Russell 3000® Index. (For specific class-level results, please see the Performance section of this report.) Relative results were boosted by positioning in health care - the best performing sector in the Russell index this period. Four of the five top relative contributors hailed from health care, which accounted for about 26% of the fund's assets, on average. Biotechnology firm United Therapeutics led the way, rising roughly 86% after an August 2014 court ruling halted a rival's release of a generic hypertension drug. Insurers UnitedHealth Group and Humana also contributed, along with home health care provider Amedisys. Stock picking in consumer staples also added value. Elsewhere, an underweighting in the weak energy sector and our emphasis on the strong retailing segment helped, but picks in both dampened overall results. The biggest detractor by far was coal-mining firm Peabody Energy, whose shares returned -92% amid lower demand for the commodity due to environmental regulations and fewer coal-fired plants. An overweighting in computer maker Hewlett-Packard also curbed results, as its share price fell on disappointing revenue, due partly to a stronger dollar. The fund's foreign holdings also detracted overall, hampered in part by a strong U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Series Intrinsic Opportunities	.85%
Actual		$ 1,000.00	$ 1,103.40	$ 4.43
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26
Class F	.69%
Actual		$ 1,000.00	$ 1,104.00	$ 3.60
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.46

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Anthem, Inc.	6.6	6.2
UnitedHealth Group, Inc.	4.6	4.8
The Western Union Co.	4.5	4.0
United Therapeutics Corp.	3.3	3.2
Hewlett-Packard Co.	3.2	4.1
Nitori Holdings Co. Ltd.	3.0	2.4
Best Buy Co., Inc.	3.0	3.7
Aetna, Inc.	2.2	1.9
AFLAC, Inc.	2.2	1.7
Dun & Bradstreet Corp.	2.0	1.9
	34.6
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	27.3	26.8
Consumer Discretionary	25.8	25.5
Information Technology	16.5	18.8
Financials	8.6	8.0
Industrials	7.5	7.7
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 98.2%		Stocks 99.0%
	Other Investments 0.3%		Other Investments 0.4%
	Short-Term Investments and Net Other Assets (Liabilities) 1.5%		Short-Term Investments and Net Other Assets (Liabilities) 0.6%
* Foreign investments	43.2%	** Foreign investments	41.1%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 25.8%
Auto Components - 3.3%
Cooper Tire & Rubber Co.	300,000	$ 9,879,000
G-Tekt Corp. (f)	2,250,000	20,859,725
Gentex Corp.	50,000	804,000
Harada Industries Co. Ltd.	200,000	458,305
Hyundai Mobis	460,000	84,225,241
IJT Technology Holdings Co. Ltd.	1,100,000	4,393,432
INFAC Corp.	221,129	1,098,021
Kinugawa Rubber Industrial Co. Ltd.	550,000	3,031,024
Piolax, Inc.	308,000	15,880,260
Seoyeon Co. Ltd.	685,725	7,233,386
Seoyon Co. Ltd.	314,275	3,193,852
TBK Co. Ltd. (f)	1,800,000	8,278,533
TPR Co. Ltd.	650,000	19,064,429
Yorozu Corp. (e)(f)	1,500,000	30,996,087
		209,395,295
Automobiles - 0.3%
Audi AG	21,000	19,327,004
Distributors - 0.8%
Chori Co. Ltd. (f)	1,300,000	20,076,653
Doshisha Co. Ltd.	500,000	9,279,058
Nakayamafuku Co. Ltd.	150,000	1,055,392
Uni-Select, Inc.	300,000	13,490,079
Yagi & Co. Ltd.	300,000	4,030,338
		47,931,520
Diversified Consumer Services - 0.6%
Heian Ceremony Service Co. Ltd. (e)	100,000	583,370
Lincoln Educational Services Corp.	25,000	36,750
MegaStudy Co. Ltd. (f)	362,315	11,310,303
MegaStudyEdu Co. Ltd. (a)(f)	209,684	13,289,122
Step Co. Ltd.	217,000	1,873,482
Strayer Education, Inc. (a)	5,000	278,050
Tsukada Global Holdings, Inc.	1,050,000	6,633,719
Weight Watchers International, Inc. (a)(e)	1,150,000	4,600,000
		38,604,796
Hotels, Restaurants & Leisure - 0.7%
Del Frisco's Restaurant Group, Inc. (a)	25,000	398,750
Fairwood Holdings Ltd.	1,000,000	2,960,412
Hiday Hidaka Corp.	180,000	4,386,170
Hiramatsu, Inc.	25,000	159,156
Koshidaka Holdings Co. Ltd.	350,000	7,865,010
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Kura Corp. Ltd.	150,000	$ 4,623,391
Ohsho Food Service Corp.	350,000	11,748,094
Toridoll.corporation	900,000	12,926,131
		45,067,114
Household Durables - 1.6%
Ace Bed Co. Ltd.	40,029	5,317,564
Desarrolladora Homex S.A.B. de CV sponsored ADR (a)	1,100,000	220,110
FJ Next Co. Ltd. (e)	1,050,000	5,184,976
Fuji Corp. Ltd. (e)	50,000	281,196
Helen of Troy Ltd. (a)	710,400	62,358,912
Iida Group Holdings Co. Ltd.	500,000	8,778,795
Q.E.P. Co., Inc. (a)	34,998	612,115
SABAF SpA	400,000	5,535,180
Sanei Architecture Planning Co. Ltd.	660,000	7,727,115
Sanyo Housing Nagoya Co. Ltd.	700,000	6,421,915
		102,437,878
Internet & Catalog Retail - 0.0%
N Brown Group PLC	100,000	497,229
Trade Maine Group Ltd.	50,000	111,887
Webjet Ltd.	100,000	303,344
		912,460
Leisure Products - 0.2%
Accell Group NV	701,944	15,379,655
Media - 0.9%
Avex Group Holdings, Inc.	10,000	168,153
Cheil Worldwide, Inc. (a)	50,000	819,011
Crown Media Holdings, Inc. Class A (a)	50,000	223,500
Daiichikosho Co. Ltd.	5,000	196,676
Gendai Agency, Inc. (f)	850,000	4,732,319
Hyundai HCN	1,053,349	3,658,591
Ipsos SA	10,000	250,730
ITE Group PLC	200,000	576,249
Liberty LiLac Group Class A (a)	6,871	293,804
Omnicom Group, Inc.	50,000	3,654,000
Pico Far East Holdings Ltd.	8,000,000	2,363,170
Proto Corp. (e)	125,000	1,956,671
SMG PLC	10,000	74,491
Starz Series A (a)	700,000	28,315,000
Television Broadcasts Ltd.	1,800,000	9,519,755
Tribune Media Co. Class A	25,000	1,262,250
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Tribune Publishing Co.	6,250	$ 93,063
Weborama (a)	10,000	98,843
		58,256,276
Multiline Retail - 1.1%
Grazziotin SA	50,000	204,296
Gwangju Shinsegae Co. Ltd. (f)	96,902	26,593,119
Hanwha Galleria Timeworld Co. Ltd.	255,000	32,803,334
Lifestyle International Holdings Ltd.	2,251,500	3,665,226
Macy's, Inc.	5,000	345,300
Treasure Factory Co. Ltd.	450,000	5,384,677
Watts Co. Ltd.	448,800	3,776,967
		72,772,919
Specialty Retail - 14.5%
Adastria Co. Ltd.	502,700	24,296,389
Arc Land Sakamoto Co. Ltd.	200,000	4,849,316
Asahi Co. Ltd.	40,000	479,284
AT-Group Co. Ltd.	469,000	10,028,241
Bed Bath & Beyond, Inc. (a)	1,850,000	120,675,500
Best Buy Co., Inc.	5,900,000	190,511,000
DCM Japan Holdings Co. Ltd.	5,000	45,588
Folli Follie SA	325,000	8,091,248
Formosa Optical Technology Co. Ltd.	227,000	516,235
Fuji Corp. (f)	595,990	10,353,544
Goldlion Holdings Ltd.	195,000	86,529
Guess?, Inc. (e)	3,300,000	72,237,000
Handsman Co. Ltd.	250,000	6,029,370
Hibbett Sports, Inc. (a)	15,000	683,250
Hour Glass Ltd.	9,045,300	5,736,349
IA Group Corp.	112,000	726,574
JB Hi-Fi Ltd. (e)	625,000	8,821,653
John David Group PLC	7,100,000	89,256,106
Jumbo SA	1,750,000	12,705,729
K's Denki Corp. (e)	1,300,000	41,380,562
Ku Holdings Co. Ltd. (e)	500,000	3,187,155
Leon's Furniture Ltd.	22,500	252,896
Mandarake, Inc. (e)	180,000	1,077,662
Mr. Bricolage SA	311,600	4,561,722
Nafco Co. Ltd.	640,400	10,644,483
Nitori Holdings Co. Ltd.	2,150,000	193,081,051
Nojima Co. Ltd.	50,000	564,812
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Oriental Watch Holdings Ltd.	6,000,000	$ 913,277
Outerwall, Inc. (e)	25,000	1,770,500
Padini Holdings Bhd	1,500,000	526,316
RONA, Inc.	1,000,000	11,721,528
Sacs Bar Holdings, Inc.	30,000	560,132
Samse SA	35,000	4,574,211
Shimamura Co. Ltd.	5,000	516,400
Silvano Fashion Group A/S	9,800	13,666
Staples, Inc.	5,650,000	83,111,500
Super Retail Group Ltd.	200,000	1,349,334
The Buckle, Inc.	10,000	442,300
Tokatsu Holdings Co. Ltd.	150,000	416,347
Truworths International Ltd.	100,000	676,271
United Arrows Ltd.	5,000	199,701
		927,670,731
Textiles, Apparel & Luxury Goods - 1.8%
Belle International Holdings Ltd.	100,000	103,969
Best Pacific International Holdings Ltd.	1,500,000	743,005
Coach, Inc.	1,325,000	41,340,000
Fossil Group, Inc. (a)	150,000	10,312,500
Geox SpA (a)(e)	7,000,000	28,444,675
Gerry Weber International AG (Bearer) (e)	89,225	2,197,946
Magni-Tech Industries Bhd	100,000	113,642
Michael Kors Holdings Ltd. (a)	100,000	4,199,000
Movado Group, Inc.	5,000	126,650
Portico International Holdings (a)	12,000,000	5,882,125
Sitoy Group Holdings Ltd.	2,000,000	1,070,650
Swatch Group AG (Bearer)	1,000	430,612
Texwinca Holdings Ltd.	1,800,000	2,177,934
Van de Velde	100,000	6,225,979
Youngone Holdings Co. Ltd.	30,000	2,261,500
Yue Yuen Industrial (Holdings) Ltd.	3,000,000	9,751,945
		115,382,132
TOTAL CONSUMER DISCRETIONARY		1,653,137,780
CONSUMER STAPLES - 6.1%
Beverages - 0.6%
C&C Group PLC	300,000	1,168,977
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Jinro Distillers Co. Ltd.	350,000	$ 13,057,013
Kweichow Moutai Co. Ltd.	6,500	216,497
Lucas Bols BV	60,000	1,120,215
Muhak Co. Ltd. (a)	338,382	15,554,591
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	1,099,961	3,561,397
		34,678,690
Food & Staples Retailing - 2.9%
Ain Pharmaciez, Inc.	500,000	23,762,456
Amsterdam Commodities NV	525,000	13,549,659
Create SD Holdings Co. Ltd.	310,000	18,859,886
Dong Suh Companies, Inc.	928,317	33,118,921
Genky Stores, Inc. (e)	106,700	13,258,402
Halows Co. Ltd.	63,700	1,067,535
Majestic Wine PLC	500,000	3,396,589
MARR SpA	850,000	15,739,021
Retail Partners Co. Ltd. (e)	443,700	4,260,322
San-A Co. Ltd.	200,000	10,376,407
Sapporo Drug Store Co. Ltd. (e)(f)	400,000	5,780,449
Tesco PLC	11,500,000	38,673,813
Woolworths Ltd.	5,000	104,526
Yaoko Co. Ltd.	100,000	4,946,141
		186,894,127
Food Products - 1.5%
Ajinomoto Malaysia Bhd	1,531,100	2,545,820
Astral Foods Ltd.	100,000	1,319,342
Blue Buffalo Pet Products, Inc.	25,000	698,500
Cranswick PLC	749,981	19,324,929
Dairy Crest Group PLC	10,000	90,263
Fresh Del Monte Produce, Inc.	1,199,900	47,420,048
Kaveri Seed Co. Ltd.	10,000	116,396
Kawan Food Bhd	150,000	109,191
Lassonde Industries, Inc. Class A (sub. vtg.)	50,000	5,352,296
London Biscuits Bhd (a)	2,000,000	429,432
London Biscuits Bhd warrants (a)	400,000	25,137
Pickles Corp.	50,000	484,528
President Bakery PCL	16,500	20,754
Prima Meat Packers Ltd.	100,000	328,398
Saputo, Inc.	5,000	114,577
Select Harvests Ltd.	1,250,000	12,051,538
Synear Food Holdings Ltd. (a)	1,000,000	7
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
TER Beke SA	5,000	$ 438,916
Toyo Sugar Refining Co. Ltd.	1,200,000	1,200,629
		92,070,701
Personal Products - 1.1%
Cyanotech Corp. (a)(e)	10,000	80,800
Herbalife Ltd. (a)	5,000	252,450
Natura Cosmeticos SA	10,000	74,359
Sarantis SA	1,200,000	9,350,342
USANA Health Sciences, Inc. (a)	500,000	62,325,000
		72,082,951
Tobacco - 0.0%
Universal Corp.	25,000	1,426,250
TOTAL CONSUMER STAPLES		387,152,719
ENERGY - 3.9%
Energy Equipment & Services - 1.4%
AKITA Drilling Ltd. Class A (non-vtg.)	250,000	1,768,169
Atwood Oceanics, Inc.	250,000	5,200,000
Boustead Singapore Ltd.	4,199,997	3,673,868
Fugro NV (Certificaten Van Aandelen) (a)	140,000	2,932,877
Geospace Technologies Corp. (a)(e)	580,000	10,115,200
Gulfmark Offshore, Inc. Class A (e)	497,300	4,684,566
National Oilwell Varco, Inc.	100,000	4,213,000
Noble Corp. (e)	1,350,000	16,132,500
Oceaneering International, Inc.	280,000	11,205,600
Oil States International, Inc. (a)	500,000	15,055,000
Paragon Offshore PLC (e)	1,000,000	745,000
RPC, Inc. (e)	25,000	307,500
Shinko Plantech Co. Ltd.	1,700,000	14,032,356
		90,065,636
Oil, Gas & Consumable Fuels - 2.5%
Alvopetro Energy Ltd. (a)	2,900,000	776,083
Bonavista Energy Corp. (e)	50,000	187,330
Denbury Resources, Inc. (e)	1,300,000	5,122,000
Eni SpA	3,800,000	66,502,327
Fuji Kosan Co. Ltd.	105,000	475,289
Motor Oil (HELLAS) Corinth Refineries SA	300,000	2,724,288
Newfield Exploration Co. (a)	1,000,000	32,790,000
Nordic American Tanker Shipping Ltd. (e)	750,000	11,265,000
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Peabody Energy Corp. (e)	5,500,000	$ 6,600,000
Petronet LNG Ltd. (a)	100,000	302,087
San-Ai Oil Co. Ltd.	200,000	1,395,893
Swift Energy Co. (a)(e)	1,700,000	1,243,040
Tsakos Energy Navigation Ltd.	650,000	5,928,000
Ultra Petroleum Corp. (a)(e)	1,900,000	14,782,000
W&T Offshore, Inc. (e)	2,650,000	9,990,500
		160,083,837
TOTAL ENERGY		250,149,473
FINANCIALS - 8.3%
Banks - 0.1%
Central Valley Community Bancorp	25,000	283,250
Citizens Financial Services, Inc.	12,000	580,200
Erste Group Bank AG (a)	5,000	149,856
F Van Lanschot Bankiers NV (Certificaten Van Aandelen) unit	5,000	136,183
Gree Electric Applicances, Inc. ELS (BNP Paribas Arbitrage Warrant Program) warrants 12/10/15 (g)	325,000	1,167,640
Merchants Bancshares, Inc.	10,000	316,000
Prosperity Bancshares, Inc.	15,000	818,850
Spar Nord Bank A/S	10,000	117,736
		3,569,715
Capital Markets - 1.1%
ABG Sundal Collier ASA	1,000,000	918,167
Edify SA (a)	10,068	557,171
Goldman Sachs Group, Inc.	300,000	61,521,000
MLP AG	2,340,000	10,742,203
		73,738,541
Consumer Finance - 0.1%
Discover Financial Services	25,000	1,395,250
EZCORP, Inc. (non-vtg.) Class A (a)	200,000	1,418,000
Synchrony Financial	100,000	3,436,000
		6,249,250
Diversified Financial Services - 1.2%
Century Tokyo Leasing Corp.	650,000	22,053,899
Fuyo General Lease Co. Ltd.	375,000	15,734,054
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
NICE Information Service Co. Ltd.	200,000	$ 2,101,129
Ricoh Leasing Co. Ltd.	1,070,000	34,102,554
		73,991,636
Insurance - 5.4%
AFLAC, Inc.	2,175,000	139,308,750
Amlin PLC	100,000	797,222
AmTrust Financial Services, Inc.	5,000	347,550
April	1,129,000	15,251,068
Assurant, Inc.	300,000	22,380,000
Delta Lloyd NV	50,000	887,661
Dongbu Insurance Co. Ltd.	750,000	35,697,746
MetLife, Inc.	1,600,000	89,184,000
NN Group NV	1,400,000	43,197,467
The Chubb Corp.	5,000	621,650
		347,673,114
Real Estate Management & Development - 0.2%
Lai Sun Garment (International) Ltd.	1,010,956	133,015
Leopalace21 Corp. (a)	500,000	2,735,305
Nisshin Fudosan Co. Ltd. (f)	2,600,000	8,957,921
Tai Cheung Holdings Ltd.	100,000	88,103
		11,914,344
Thrifts & Mortgage Finance - 0.2%
ASAX Co. Ltd.	100,000	1,311,978
Genworth MI Canada, Inc.	25,000	591,620
Genworth Mortgage Insurance Ltd. (e)	4,000,000	10,467,204
Hingham Institution for Savings	10,100	1,222,201
		13,593,003
TOTAL FINANCIALS		530,729,603
HEALTH CARE - 27.3%
Biotechnology - 3.6%
Baxalta, Inc.	50,000	1,641,500
Gilead Sciences, Inc.	125,000	14,732,500
United Therapeutics Corp. (a)	1,250,000	211,700,000
		228,074,000
Health Care Equipment & Supplies - 0.6%
Audika SA (f)	500,000	9,692,056
Fukuda Denshi Co. Ltd.	138,700	7,296,760
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Medikit Co. Ltd.	10,000	$ 315,488
Nakanishi, Inc.	250,000	9,964,901
Paramount Bed Holdings Co. Ltd.	35,000	1,046,315
St.Shine Optical Co. Ltd.	515,000	6,685,565
TaiDoc Technology Corp.	100,000	218,572
		35,219,657
Health Care Providers & Services - 19.3%
Aetna, Inc.	1,250,000	141,212,500
Almost Family, Inc. (a)	286,000	12,515,360
Amedisys, Inc. (a)(f)	2,750,000	119,982,500
Anthem, Inc.	2,750,000	424,242,507
Chemed Corp. (e)	475,000	70,518,500
EBOS Group Ltd.	484,577	3,486,575
Humana, Inc.	625,000	113,806,250
LHC Group, Inc. (a)	250,000	10,072,500
Lifco AB	127,900	2,493,729
Life Healthcare Group Ltd.	10,000	25,803
Magellan Health Services, Inc. (a)	200,000	12,118,000
National Healthcare Corp.	27,300	1,725,360
Pelion SA	317,200	5,885,535
Quest Diagnostics, Inc.	300,000	22,143,000
Uchiyama Holdings Co. Ltd. (e)	600,000	2,469,036
UnitedHealth Group, Inc.	2,400,000	291,360,000
		1,234,057,155
Health Care Technology - 0.1%
Cegedim SA (a)	25,000	1,097,975
Computer Programs & Systems, Inc. (e)	5,000	233,850
Pharmagest Interactive	55,000	6,922,270
		8,254,095
Pharmaceuticals - 3.7%
AbbVie, Inc.	1,300,000	91,013,000
Apex Healthcare Bhd	200,000	227,808
AstraZeneca PLC sponsored ADR	2,200,000	74,338,000
Biofermin Pharmaceutical Co. Ltd.	17,412	421,479
Bliss Gvs Pharma Ltd. (a)	100,000	304,822
Genomma Lab Internacional SA de CV (a)	1,000,000	927,851
Indivior PLC	2,500,000	10,299,082
Kwang Dong Pharmaceutical Co. Ltd.	2,400,000	29,844,602
Nippon Chemiphar Co. Ltd.	100,000	604,349
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
PT Tempo Scan Pacific Tbk	100,000	$ 14,526
Recordati SpA	350,000	8,721,752
Stallergenes	101,776	6,422,620
Towa Pharmaceutical Co. Ltd.	10,000	765,724
Tsumura & Co. (e)	650,000	13,646,670
		237,552,285
TOTAL HEALTH CARE		1,743,157,192
INDUSTRIALS - 7.5%
Aerospace & Defense - 0.0%
Kongsberg Gruppen ASA	10,000	167,106
Air Freight & Logistics - 0.3%
AIT Corp. (e)	800,000	7,081,131
Atlas Air Worldwide Holdings, Inc. (a)	200,000	9,830,000
CTI Logistics Ltd.	206,153	195,894
Onelogix Group Ltd.	3,100,000	1,188,514
SBS Co. Ltd.	150,000	1,275,669
		19,571,208
Airlines - 0.0%
Copa Holdings SA Class A	5,000	377,650
Building Products - 0.0%
InnoTec TSS AG	25,000	314,511
Nihon Dengi Co. Ltd.	150,000	1,452,374
Noda Corp.	100,000	302,578
Sekisui Jushi Corp.	61,500	835,151
		2,904,614
Commercial Services & Supplies - 0.6%
Asia File Corp. Bhd	3,525,600	3,166,485
Civeo Corp.	2,100,000	4,494,000
Credit Corp. Group Ltd.	50,000	493,391
Fursys, Inc.	200,000	5,977,496
Matsuda Sangyo Co. Ltd.	150,000	1,740,428
Mitie Group PLC	3,200,000	16,091,242
Moleskine SpA (e)	500,000	877,502
Nippon Kanzai Co. Ltd.	10,000	247,710
Prestige International, Inc.	905,700	8,192,114
		41,280,368
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 0.5%
AECOM Technology Corp. (a)	199,979	$ 6,165,353
Ausdrill Ltd. (e)	8,400,000	1,841,994
Boart Longyear Ltd. (a)	3,959,600	332,841
Boustead Projects Pte Ltd. (a)	1,215,269	766,270
Daiichi Kensetsu Corp.	275,000	2,915,641
Heijmans NV (Certificaten Van Aandelen) (a)	250,000	3,061,372
Jacobs Engineering Group, Inc. (a)	5,000	210,600
Joban Kaihatsu Co. Ltd.	25,000	96,825
Meisei Industrial Co. Ltd.	100,000	488,966
Nippon Rietec Co. Ltd.	599,800	4,186,283
Sedgman Ltd.	2,000,000	1,125,663
Vianini Lavori SpA	1,500,000	11,926,995
		33,118,803
Electrical Equipment - 0.4%
Aros Quality Group AB (e)	853,205	11,868,270
GrafTech International Ltd. (a)	999,951	5,029,754
Hammond Power Solutions, Inc. Class A	450,000	2,511,756
Somfy SA	10,068	3,140,239
		22,550,019
Industrial Conglomerates - 0.0%
Reunert Ltd.	300,000	1,501,156
Machinery - 1.2%
Austal Ltd.	100,000	144,728
Daihatsu Diesel Manufacturing Co. Ltd. (e)(f)	3,184,000	19,679,219
Daiwa Industries Ltd.	900,000	5,925,687
Fujimak Corp.	175,000	1,193,166
Global Brass & Copper Holdings, Inc.	435,298	7,334,771
Haitian International Holdings Ltd.	37,000	76,651
Hitachi Zosen Fukui Corp.	10,000	109,574
Hy-Lok Corp.	75,000	2,151,513
Ihara Science Corp.	142,900	1,153,024
Jaya Holdings Ltd.	23,150,000	624,376
Koike Sanso Kogyo Co. Ltd.	100,000	319,522
Kokusai Co. Ltd.	10,000	146,448
Luxfer Holdings PLC sponsored ADR	5,000	65,100
Metka SA	250,000	1,988,080
Mitsuboshi Belting Ltd.	25,000	199,096
Nakano Refrigerators Co. Ltd. (e)	10,000	289,265
Samyoung M-Tek Co. Ltd. (f)	1,050,000	3,255,249
Sansei Co. Ltd. (f)	500,000	855,287
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Semperit AG Holding	110,000	$ 4,568,336
SIMPAC, Inc. (f)	2,325,000	12,162,962
Teikoku Sen-I Co. Ltd.	800,000	11,386,614
Tocalo Co. Ltd.	100,000	2,055,110
Zuiko Corp. (e)	10,000	371,969
		76,055,747
Marine - 0.1%
Golden Ocean Group Ltd. (e)	1,350,000	5,251,500
Professional Services - 3.1%
Akka Technologies SA (f)	1,051,406	34,987,611
CBIZ, Inc. (a)(f)	2,900,000	28,420,000
Dun & Bradstreet Corp.	1,000,000	124,770,000
Exova Group Ltd. PLC	498,200	1,309,009
Harvey Nash Group PLC	300,000	486,064
McMillan Shakespeare Ltd.	138,784	1,445,579
VSE Corp.	120,000	5,688,000
		197,106,263
Road & Rail - 0.6%
Autohellas SA (a)	596,174	7,389,160
Daqin Railway Co. Ltd. (A Shares)	11,999,941	19,749,490
Hamakyorex Co. Ltd.	46,000	1,764,877
Higashi Twenty One Co. Ltd.	100,000	371,162
Tohbu Network Co. Ltd.	125,000	1,160,891
Utoc Corp.	1,200,000	5,344,737
		35,780,317
Trading Companies & Distributors - 0.7%
AerCap Holdings NV (a)	300,000	14,052,000
Bergman & Beving AB (B Shares)	525,000	7,820,152
Canox Corp.	420,000	1,233,550
Green Cross Co. Ltd.	50,000	576,915
HERIGE	60,000	1,765,986
Kamei Corp.	565,800	5,295,744
Meiwa Corp.	400,000	1,287,772
Mitani Shoji Co. Ltd.	475,000	12,436,963
Shinsho Corp.	300,000	670,513
Yuasa Trading Co. Ltd.	25,000	589,624
		45,729,219
TOTAL INDUSTRIALS		481,393,970
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 16.5%
Communications Equipment - 2.1%
Cisco Systems, Inc.	2,000,000	$ 56,840,000
HF Co. (f)	225,000	2,347,509
NETGEAR, Inc. (a)	1,500,000	50,235,000
QUALCOMM, Inc.	350,000	22,536,500
		131,959,009
Electronic Equipment & Components - 1.8%
Daido Signal Co. Ltd.	50,000	151,289
Elematec Corp.	400,000	9,330,698
Ingram Micro, Inc. Class A	375,000	10,211,250
Insight Enterprises, Inc. (a)	1,100,000	29,689,000
Intelligent Digital Integrated Security Co. Ltd.	129,285	2,112,174
Lacroix SA (f)	372,493	9,388,626
Macnica Fuji Electronics Holdings, Inc.	2,520,000	31,211,522
Multi-Fineline Electronix, Inc. (a)	200,000	3,572,000
Redington India Ltd. (a)	500,000	921,264
Riken Kieki Co. Ltd.	500,000	5,865,978
Shibaura Electronics Co. Ltd.	233,200	3,667,300
Simplo Technology Co. Ltd.	100,000	410,613
VST Holdings Ltd.	20,985,400	7,173,524
		113,705,238
Internet Software & Services - 0.3%
AuFeminin.com SA (a)	104,604	2,998,403
DeNA Co. Ltd.	350,000	6,961,310
F@N Communications, Inc. (e)	25,000	190,221
GMO Pepabo, Inc. (e)(f)	147,300	6,762,714
Zappallas, Inc. (f)	1,100,000	5,280,994
		22,193,642
IT Services - 7.8%
Amdocs Ltd.	1,500,000	87,975,000
Bit-isle, Inc.	100,000	382,459
Calian Technologies Ltd.	300,900	4,339,163
Cognizant Technology Solutions Corp. Class A (a)	10,000	631,000
Data#3 Ltd.	358,301	248,805
DOCdata NV (e)	65,000	1,417,731
eClerx Services Ltd.	100,000	2,320,740
Econocom Group SA	75,000	694,369
Estore Corp.	240,000	2,358,656
ManTech International Corp. Class A	600,000	17,886,000
Neurones	10,000	179,015
Nice Information & Telecom, Inc.	100,000	3,460,430
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Persistent Systems Ltd.	100,000	$ 1,039,410
Shinsegae Information & Communication Co. Ltd.	53,749	8,158,874
Societe Pour L'Informatique Industrielle SA	180,500	1,466,933
Sopra Steria Group	570,000	54,462,218
Syntel, Inc. (a)	5,000	218,450
Tessi SA (f)	199,798	21,697,056
The Western Union Co.	14,200,000	287,408,000
TravelSky Technology Ltd. (H Shares)	350,000	423,036
Wipro Ltd.	300,000	2,672,426
		499,439,771
Semiconductors & Semiconductor Equipment - 0.3%
Alpha & Omega Semiconductor Ltd. (a)	900,000	7,065,000
e-LITECOM Co. Ltd.	50,000	806,147
MagnaChip Semiconductor Corp. (a)	208,100	1,781,336
Miraial Co. Ltd. (e)(f)	631,900	6,495,668
		16,148,151
Software - 0.4%
CEGID SA	50,000	2,161,356
Ebix, Inc. (e)	357,700	11,085,123
Globo PLC (a)(e)	500,000	304,522
InfoVine Co. Ltd.	63,600	1,854,482
Justplanning, Inc.	20,000	140,396
KPIT Cummins Infosystems Ltd. (a)	500,000	862,659
KSK Co., Ltd.	121,900	1,085,872
Oracle Corp.	150,000	5,991,000
Uchida Esco Co. Ltd. (f)	295,900	2,936,676
Vitec Software Group AB	20,000	697,829
		27,119,915
Technology Hardware, Storage & Peripherals - 3.8%
Hewlett-Packard Co.	6,800,000	207,536,000
Lexmark International, Inc. Class A	350,000	11,896,500
Seagate Technology LLC	450,000	22,770,000
TPV Technology Ltd.	25,000,000	4,256,801
		246,459,301
TOTAL INFORMATION TECHNOLOGY		1,057,025,027
Common Stocks - continued
	Shares	Value
MATERIALS - 1.7%
Chemicals - 1.1%
C. Uyemura & Co. Ltd.	100,000	$ 5,317,303
Chugoku Marine Paints Ltd.	350,000	2,536,007
Daishin-Chemical Co. Ltd.	150,000	1,161,899
Fuso Chemical Co. Ltd.	500,000	6,216,969
Hannong Chemicals, Inc. (f)	1,288,000	4,578,539
Huabao International Holdings Ltd.	1,250,000	607,884
Kimoto Co. Ltd. (e)	25,000	58,700
Robertet SA	1,000	246,019
Scientex Bhd	1,020,000	1,896,308
Soda Aromatic Co. Ltd.	100,000	858,515
T&K Toka Co. Ltd.	75,000	1,388,228
Tae Kyung Industrial Co. Ltd.	900,000	4,847,175
Toho Acetylene Co. Ltd.	200,000	340,501
Yara International ASA	850,000	42,310,353
		72,364,400
Construction Materials - 0.1%
Buzzi Unicem SpA	150,000	2,561,668
Mitani Sekisan Co. Ltd.	274,900	3,919,380
		6,481,048
Containers & Packaging - 0.0%
Chuoh Pack Industry Co. Ltd.	12,000	125,485
Owens-Illinois, Inc. (a)	5,000	106,750
		232,235
Metals & Mining - 0.5%
Compania de Minas Buenaventura SA sponsored ADR	350,000	2,492,000
Handy & Harman Ltd. (a)	5,000	148,000
Nippon Steel & Sumitomo Metal Corp.	525,000	1,241,598
Pacific Metals Co. Ltd. (a)(e)	7,000,000	21,236,939
Sherritt International Corp.	1,800,000	1,844,248
Tokyo Kohtetsu Co. Ltd.	307,900	986,294
		27,949,079
TOTAL MATERIALS		107,026,762
UTILITIES - 1.0%
Electric Utilities - 0.0%
Public Power Corp. of Greece	25,000	114,175
Gas Utilities - 1.0%
GAIL India Ltd.	6,350,000	35,224,190
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - continued
Hokuriku Gas Co.	100,000	$ 235,607
K&O Energy Group, Inc.	200,000	2,870,860
Kyungnam Energy Co. Ltd.	1,500,000	9,004,837
Seoul City Gas Co. Ltd.	75,000	8,844,036
YESCO Co. Ltd.	235,000	8,313,394
		64,492,924
Independent Power and Renewable Electricity Producers - 0.0%
8Point3 Energy Partners LP	20,000	318,400
Talen Energy Corp. (a)	25,000	393,250
		711,650
Water Utilities - 0.0%
Manila Water Co., Inc.	200,000	109,250
TOTAL UTILITIES		65,427,999
TOTAL COMMON STOCKS (Cost $4,780,234,695)		6,275,200,525
Nonconvertible Preferred Stocks - 0.1%

INDUSTRIALS - 0.0%
Machinery - 0.0%
Danieli & C. Officine Meccaniche SpA	10,000	157,819
MATERIALS - 0.1%
Construction Materials - 0.1%
Buzzi Unicem SpA (Risparmio Shares)	550,000	5,738,356
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,509,708)		5,896,175
Preferred Securities - 0.3%
Principal Amount (d)
FINANCIALS - 0.3%
Diversified Financial Services - 0.3%
Baggot Securities Ltd. 10.24% (g)(h) (Cost $27,257,357)	EUR	17,587,000	20,790,935
Money Market Funds - 4.3%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	85,939,222	$ 85,939,222
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	187,122,749	187,122,749
TOTAL MONEY MARKET FUNDS (Cost $273,061,971)		273,061,971
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $5,085,063,731)		6,574,949,606
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(176,916,093)
NET ASSETS - 100%		$ 6,398,033,513
Currency Abbreviations
EUR	-	European Monetary Unit
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,958,575 or 0.3% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 71,181
Fidelity Securities Lending Cash Central Fund	8,049,018
Total	$ 8,120,199
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Akka Technologies SA	$ 33,341,294	$ -	$ -	$ 495,442	$ 34,987,611
Amedisys, Inc.	58,865,060	-	6,272,047	-	119,982,500
Audika SA	8,815,716	26,246	-	119,737	9,692,056
CBIZ, Inc.	23,664,000	45,994	49,252	-	28,420,000
Chori Co. Ltd.	11,373,099	5,817,270	-	321,145	20,076,653
Daihatsu Diesel Manufacturing Co. Ltd.	20,031,545	-	-	192,476	19,679,219
Emori Group Holdings Co. Ltd.	10,070,289	1,164,269	1,778,742	102,932	-
Fuji Corp.	7,145,883	-	-	96,899	10,353,544
G-Tekt Corp.	15,433,957	7,580,459	-	352,365	20,859,725
Gendai Agency, Inc.	5,268,500	292,704	-	195,159	4,732,319
GMO Pepabo, Inc.	2,464,798	355,065	125,427	65,564	6,762,714
Gwangju Shinsegae Co. Ltd.	18,115,139	6,192,306	-	81,325	26,593,119
Hannong Chemicals, Inc.	5,219,952	-	-	87,909	4,578,539
HF Co.	2,467,534	-	-	140,932	2,347,509
Lacroix SA	10,524,742	617,503	-	223,729	9,388,626
Macnica, Inc.	35,289,211	-	-	509,258	-
MegaStudy Co. Ltd.	33,391,212	-	-	26,992,763	11,310,303
MegaStudyEdu Co. Ltd.	-	26,160,359	-	-	13,289,122
Miraial Co. Ltd.	10,637,992	-	-	94,286	6,495,668
Nisshin Fudosan Co. Ltd.	9,951,367	395,509	-	117,879	8,957,921
Samyoung M-Tek Co. Ltd.	3,541,780	-	-	22,517	3,255,249
Sansei Co. Ltd.	930,984	-	-	26,447	855,287
Sapporo Drug Store Co. Ltd.	7,094,927	-	-	92,953	5,780,449
SIMPAC, Inc.	16,188,533	-	-	141,085	12,162,962
TBK Co. Ltd.	9,118,281	-	-	227,390	8,278,533
Tessi SA	26,647,095	-	21,811	378,666	21,697,056
Treasure Factory Co. Ltd.	4,717,743	-	1,589,704	34,071	-
Uchida Esco Co. Ltd.	1,694,979	935,291	-	61,557	2,936,676
Yorozu Corp.	23,381,400	6,680,849	-	568,493	30,996,087
Zappallas, Inc.	6,656,813	-	-	83,124	5,280,994
Total	$ 422,043,825	$ 56,263,824	$ 9,836,983	$ 31,826,103	$ 449,750,441
Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,653,137,780	$ 1,632,340,803	$ -	$ 20,796,977
Consumer Staples	387,152,719	339,128,557	38,673,813	9,350,349
Energy	250,149,473	180,922,858	66,502,327	2,724,288
Financials	530,729,603	529,561,963	1,167,640	-
Health Care	1,743,157,192	1,743,157,192	-	-
Industrials	481,551,789	472,174,549	-	9,377,240
Information Technology	1,057,025,027	1,054,352,601	2,672,426	-
Materials	112,765,118	112,765,118	-	-
Utilities	65,427,999	65,313,824	-	114,175
Preferred Securities	20,790,935	-	20,790,935	-
Money Market Funds	273,061,971	273,061,971	-	-
Total Investments in Securities:	$ 6,574,949,606	$ 6,402,779,436	$ 129,807,141	$ 42,363,029

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 1,264,485,571
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 20,809,709
Net Realized Gain (Loss) on Investment Securities	(5,553,005)
Net Unrealized Gain (Loss) on Investment Securities	(19,404,893)
Cost of Purchases	1,742,187
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	65,342,961
Transfers out of Level 3	(20,573,930)
Ending Balance	$ 42,363,029
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ (24,722,127)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	56.8%
Japan	15.6%
Korea (South)	6.3%
United Kingdom	4.2%
France	2.9%
Italy	2.1%
Bermuda	1.9%
Netherlands	1.5%
Bailiwick of Guernsey	1.4%
Others (Individually Less Than 1%)	7.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $176,870,497) - See accompanying schedule: Unaffiliated issuers (cost $4,437,876,972)	$ 5,852,137,194
Fidelity Central Funds (cost $273,061,971)	273,061,971
Other affiliated issuers (cost $374,124,788)	449,750,441
Total Investments (cost $5,085,063,731)		$ 6,574,949,606
Cash		1,070,228
Foreign currency held at value (cost $1,545,675)		1,545,675
Receivable for investments sold		20,137,894
Receivable for fund shares sold		1,143,918
Dividends receivable		3,881,336
Distributions receivable from Fidelity Central Funds		457,587
Other receivables		36,958
Total assets		6,603,223,202

Liabilities
Payable for investments purchased	$ 13,963,851
Accrued management fee	3,518,798
Other affiliated payables	444,939
Other payables and accrued expenses	139,352
Collateral on securities loaned, at value	187,122,749
Total liabilities		205,189,689

Net Assets		$ 6,398,033,513
Net Assets consist of:
Paid in capital		$ 4,619,316,740
Undistributed net investment income		70,191,467
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		218,705,375
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,489,819,931
Net Assets		$ 6,398,033,513

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2015

Series Intrinsic Opportunities: Net Asset Value, offering price and redemption price per share ($2,619,363,222 ÷ 168,111,634 shares)	$ 15.58

Class F: Net Asset Value, offering price and redemption price per share ($3,778,670,291 ÷ 242,152,346 shares)	$ 15.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2015

Investment Income
Dividends (including $31,826,103 earned from other affiliated issuers)		$ 116,639,039
Special dividends		26,160,359
Interest		269,272
Income from Fidelity Central Funds (including $8,049,018 from security lending)		8,120,199
Total income		151,188,869

Expenses
Management fee
Basic fee	$ 34,325,709
Performance adjustment	5,167,077
Transfer agent fees	4,204,112
Accounting and security lending fees	1,189,958
Custodian fees and expenses	451,901
Independent trustees' compensation	26,099
Registration fees	(12,074)
Audit	90,784
Legal	14,582
Interest	5,431
Miscellaneous	38,801
Total expenses before reductions	45,502,380
Expense reductions	(164,966)	45,337,414
Net investment income (loss)		105,851,455
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	270,959,983
Other affiliated issuers	(3,299,302)
Foreign currency transactions	(1,202,261)
Total net realized gain (loss)		266,458,420
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $341,523)	365,270,946
Assets and liabilities in foreign currencies	(45,501)
Total change in net unrealized appreciation (depreciation)		365,225,445
Net gain (loss)		631,683,865
Net increase (decrease) in net assets resulting from operations		$ 737,535,320

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 105,851,455	$ 89,757,443
Net realized gain (loss)	266,458,420	165,693,862
Change in net unrealized appreciation (depreciation)	365,225,445	546,994,529
Net increase (decrease) in net assets resulting from operations	737,535,320	802,445,834
Distributions to shareholders from net investment income	(92,830,534)	(61,872,801)
Distributions to shareholders from net realized gain	(174,368,638)	(79,158,464)
Total distributions	(267,199,172)	(141,031,265)
Share transactions - net increase (decrease)	(27,470,226)	812,348,626
Total increase (decrease) in net assets	442,865,922	1,473,763,195

Net Assets
Beginning of period	5,955,167,591	4,481,404,396
End of period (including undistributed net investment income of $70,191,467 and undistributed net investment income of $57,170,546, respectively)	$ 6,398,033,513	$ 5,955,167,591

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Intrinsic Opportunities

Years ended July 31,	2015	2014	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.47	$ 12.78	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.24G	.21	.12
Net realized and unrealized gain (loss)	1.49	1.84	2.69
Total from investment operations	1.73	2.05	2.81
Distributions from net investment income	(.21)	(.15)	(.03)
Distributions from net realized gain	(.42)	(.21)	-
Total distributions	(.62) J	(.36)	(.03)
Net asset value, end of period	$ 15.58	$ 14.47	$ 12.78
Total ReturnB, C	12.35%	16.35%	28.19%
Ratios to Average Net Assets E, I
Expenses before reductions	.82%	.81%	.81%A
Expenses net of fee waivers, if any	.82%	.81%	.81%A
Expenses net of all reductions	.82%	.81%	.79%A
Net investment income (loss)	1.60% G	1.55%	1.58%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,619,363	$ 2,479,629	$ 1,995,564
Portfolio turnover rateF	10%	16%	7%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.18%.

H For the period December 6, 2012 (commencement of operations) to July 31, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.62 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $.416 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2015	2014	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.49	$ 12.80	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.26G	.24	.13
Net realized and unrealized gain (loss)	1.50	1.83	2.70
Total from investment operations	1.76	2.07	2.83
Distributions from net investment income	(.23)	(.17)	(.03)
Distributions from net realized gain	(.42)	(.21)	-
Total distributions	(.65)	(.38)	(.03)
Net asset value, end of period	$ 15.60	$ 14.49	$ 12.80
Total ReturnB, C	12.52%	16.48%	28.40%
Ratios to Average Net Assets E, I
Expenses before reductions	.66%	.64%	.62%A
Expenses net of fee waivers, if any	.66%	.64%	.62%A
Expenses net of all reductions	.66%	.64%	.60%A
Net investment income (loss)	1.76% G	1.72%	1.77%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,778,670	$ 3,475,538	$ 2,485,841
Portfolio turnover rateF	10%	16%	7%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.34%.

H For the period December 6, 2012 (commencement of operations) to July 31, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Series Intrinsic Opportunities Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Intrinsic Opportunities and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC).

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,063,211,048
Gross unrealized depreciation	(592,887,855)
Net unrealized appreciation (depreciation) on securities	$ 1,470,323,193

Tax Cost	$ 5,104,626,413

The tax-based components of distributable earnings as of period end were as follows:

Undistributed Ordinary Income	$ 71,784,721
Undistributed Long Term Capital Gain	$ 236,690,374
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,470,241,678

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 132,682,574	$ 128,437,795
Long-term Capital Gains	134,516,598	12,593,470
Total	$ 267,199,172	$ 141,031,265

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $644,968,344 and $921,317,824, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Intrinsic Opportunities as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Intrinsic Opportunities. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Intrinsic Opportunities	$ 4,204,112.16

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,621 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 27,376,000.34%		$ 5,431

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity

Annual Report

6. Committed Line of Credit - continued

purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,018 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,391,433. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $162,073 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $87,664 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $72.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $25,435 and a portion of class-level operating expenses as follows:

Amount
Series Intrinsic Opportunities	$ 51,795

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Series Intrinsic Opportunities	$ 35,754,449	$ 25,386,331
Class F	57,076,085	36,486,470
Total	$ 92,830,534	$ 61,872,801
From net realized gain
Series Intrinsic Opportunities	$ 71,956,781	$ 34,641,059
Class F	102,411,857	44,517,405
Total	$ 174,368,638	$ 79,158,464

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Series Intrinsic Opportunities
Shares sold	13,476,821	41,466,082	$ 199,935,766	$ 563,346,615
Reinvestment of distributions	7,472,157	4,548,297	107,711,230	60,027,390
Shares redeemed	(24,232,245)	(30,743,763)	(359,199,380)	(424,014,291)
Net increase (decrease)	(3,283,267)	15,270,616	$ (51,552,384)	$ 199,359,714
Class F
Shares sold	33,246,823	70,982,567	$ 491,760,653	$ 970,462,717
Reinvestment of distributions	11,056,180	6,134,277	159,487,942	81,003,875
Shares redeemed	(42,029,736)	(31,506,620)	(627,166,437)	(438,477,680)
Net increase (decrease)	2,273,267	45,610,224	$ 24,082,158	$ 612,988,912

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Series Intrinsic Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Intrinsic Opportunities Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Intrinsic Opportunities Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 21, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Intrinsic Opportunities Fund, or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010/2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Intrinsic Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities; and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series Intrinsic Opportunities	09/14/15	09/11/15	$0.1600	$0.5760
Class F	09/14/15	09/11/15	$0.1750	$0.5760

Series Intrinsic Opportunities and Class F hereby designate as a capital gain dividend with respect to the taxable year ended July 31, 2015, $261,166,024, or, if subsequently determined to be different, the net capital gain of such year.

Series Intrinsic Opportunities designates 34% and 57%; Class F designates 31% and 52%; of the dividends distributed in September and December, 2015, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Series Intrinsic Opportunities designates 62% and 99%; Class F designates 58% and 90%; of the dividends distributed in September and December, 2015, respectively during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Intrinsic Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Intrinsic Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Series Intrinsic Opportunities Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

O2T-ANN-0915
1.951012.102

Fidelity®

Low-Priced Stock Fund

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Low-Priced Stock Fund	9.32%	15.90%	9.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund, a class of the fund, on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Lead Portfolio Manager Joel Tillinghast: For the year, the fund's share classes fell short of the benchmark Russell 2000® Index. (For specific class-level results, please see the Performance section of this report.) Relative results were hurt in part by the fund's roughly 11% average cash stake in a rising market, weak stock picks in information technology and a general avoidance of biotechnology stocks, a category that soared during the period. The fund's biggest individual detractor was Seagate Technology, a top holding. The computer hard-drive maker returned roughly -11% for the year on a waning market for PCs, pricing pressure in disk drives and a headwind from a stronger U.S. dollar. The fund's foreign holdings also were hurt by the dollar's gain. Contributing to results were stock picks in consumer staples and an average underweighting in the hard-hit energy sector. Among individual stocks, the top-performer by far was our biggest position, UnitedHealth Group. Shares of the health insurer hit record highs over the period, as the company posted solid earnings growth and better-than-expected results in its services business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Low-Priced Stock	.78%
Actual		$ 1,000.00	$ 1,081.10	$ 4.02
Hypothetical A		$ 1,000.00	$ 1,020.93	$ 3.91
Class K	.68%
Actual		$ 1,000.00	$ 1,081.80	$ 3.51
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	5.1	4.8
Next PLC	4.3	3.9
Seagate Technology LLC	3.2	3.7
Best Buy Co., Inc.	2.3	2.6
Microsoft Corp.	2.2	2.4
Ross Stores, Inc.	2.2	2.0
Metro, Inc. Class A (sub. vtg.)	1.8	1.8
Barratt Developments PLC	1.7	1.3
Unum Group	1.5	1.4
DCC PLC (United Kingdom)	1.4	0.9
	25.7
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.4	26.1
Information Technology	18.9	19.2
Financials	12.4	11.8
Health Care	11.7	10.8
Industrials	7.8	7.5
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 90.7%		Stocks 89.3%
	Bonds 0.0%†		Bonds 0.0%†
	Short-Term Investments and Net Other Assets (Liabilities) 9.3%		Short-Term Investments and Net Other Assets (Liabilities) 10.7%
* Foreign investments	43.2%	** Foreign investments	41.5%
† Amount represents less than 0.1%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 90.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 26.4%
Auto Components - 1.5%
ASTI Corp. (e)	1,206,000	$ 2,228
ATLASBX Co. Ltd.	270,000	8,255
Gentex Corp.	300,000	4,824
Hi-Lex Corp.	1,237,100	39,728
Horizon Global Corp. (a)	630,877	7,899
INFAC Corp.	325,139	1,614
INZI Controls Co. Ltd. (e)	1,516,000	6,514
Johnson Controls, Inc.	6,606,900	301,010
Motonic Corp. (e)	3,250,000	32,471
Murakami Corp. (e)	838,000	14,734
Nippon Seiki Co. Ltd.	2,931,500	58,637
Piolax, Inc. (e)	920,900	47,481
S&T Holdings Co. Ltd. (e)	834,300	16,528
Samsung Climate Control Co. Ltd. (e)	499,950	4,502
Sewon Precision Industries Co. Ltd. (a)(e)	500,000	10,763
Shoei Co. Ltd.	363,900	6,433
SJM Co. Ltd. (e)	1,282,000	7,201
SJM Holdings Co. Ltd. (e)	1,332,974	5,807
Strattec Security Corp.	162,600	11,429
Sungwoo Hitech Co. Ltd.	1,888,517	14,593
TBK Co. Ltd.	1,028,800	4,732
The Goodyear Tire & Rubber Co.	444,127	13,382
Yachiyo Industry Co. Ltd.	944,500	8,124
Yutaka Giken Co. Ltd. (e)	1,364,800	28,522
		657,411
Distributors - 0.3%
Chori Co. Ltd.	478,200	7,385
Doshisha Co. Ltd.	1,051,400	19,512
Educational Development Corp. (e)	356,392	1,700
Nakayamafuku Co. Ltd. (e)	1,118,600	7,870
SPK Corp.	236,200	4,477
Uni-Select, Inc. (e)	1,785,900	80,306
		121,250
Diversified Consumer Services - 0.4%
American Public Education, Inc. (a)	47,879	1,239
Career Education Corp. (a)	1,234,300	3,925
Clip Corp. (e)	302,600	2,669
Cross-Harbour Holdings Ltd.	596,400	762
DeVry, Inc.	730,100	22,180
Houghton Mifflin Harcourt Co. (a)	1,350,000	35,276
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Meiko Network Japan Co. Ltd.	920,900	$ 10,217
Novarese, Inc. (d)	237,800	1,754
Regis Corp. (a)	535,000	7,827
Shingakukai Co. Ltd.	175,300	900
Steiner Leisure Ltd. (a)(e)	1,285,452	74,171
Step Co. Ltd. (e)	1,197,100	10,335
Weight Watchers International, Inc. (a)(d)(e)	4,489,100	17,956
YBM Sisa.com, Inc.	808,655	2,906
		192,117
Hotels, Restaurants & Leisure - 0.5%
Ambassadors Group, Inc. (a)(e)	1,225,000	2,842
Ark Restaurants Corp. (e)	194,400	4,734
BRONCO BILLY Co. Ltd. (d)	97,200	1,977
Create Restaurants Holdings, Inc.	453,300	10,706
Flanigan's Enterprises, Inc.	46,500	1,351
Hiday Hidaka Corp. (e)	1,661,271	40,481
Ibersol SGPS SA	529,500	5,030
Interval Leisure Group, Inc.	850,000	18,122
Intralot SA (a)	1,457,500	2,657
Koshidaka Holdings Co. Ltd.	655,180	14,723
Kura Corp. Ltd.	193,800	5,973
Nathan's Famous, Inc. (a)	5,000	154
Ohsho Food Service Corp.	576,200	19,341
Ruby Tuesday, Inc. (a)(e)	3,735,000	27,415
Sportscene Group, Inc. Class A (e)	368,500	1,550
St. Marc Holdings Co. Ltd.	750,000	26,143
The Monogatari Corp. (e)	495,400	17,928
Toridoll.corporation	1,050,000	15,080
		216,207
Household Durables - 3.6%
Abbey PLC (e)	1,973,500	31,427
Barratt Developments PLC (e)	77,445,600	767,988
Bellway PLC	4,533,400	170,689
Blyth, Inc. (a)	414,400	1,910
D.R. Horton, Inc.	4,859,600	144,282
Dorel Industries, Inc. Class B (sub. vtg.)	2,992,900	76,319
Emak SpA	4,876,400	4,734
First Juken Co. Ltd. (e)	1,556,300	17,668
Helen of Troy Ltd. (a)(e)	2,604,700	228,641
Henry Boot PLC	3,727,300	13,853
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
HTL International Holdings Ltd. (e)	26,704,700	$ 4,283
Libbey, Inc.	690,000	25,675
NACCO Industries, Inc. Class A	285,500	14,495
P&F Industries, Inc. Class A (a)(e)	349,000	2,998
Panasonic Corp.	1,326,000	15,493
Sanei Architecture Planning Co. Ltd. (e)	1,345,300	15,750
Stanley Furniture Co., Inc. (a)	449,766	1,376
Steinhoff International Holdings Ltd.	3,330,946	20,162
Token Corp. (e)	830,000	54,313
		1,612,056
Internet & Catalog Retail - 0.2%
Belluna Co. Ltd. (e)	9,539,100	57,188
Liberty Interactive Corp. Qvc G Series A (a)	876,000	25,448
PetMed Express, Inc. (d)	48,600	819
		83,455
Leisure Products - 0.3%
Accell Group NV (e)	2,226,400	48,781
Arctic Cat, Inc.	350,000	10,014
Fenix Outdoor AB Class B	32,298	0
JAKKS Pacific, Inc. (a)(d)	701,000	6,905
Kabe Husvagnar AB (B Shares)	307,998	3,642
Mars Engineering Corp.	519,500	8,907
Mattel, Inc.	890,300	20,664
Miroku Corp. (e)	780,000	2,045
Smith & Wesson Holding Corp. (a)(d)	1,109,300	17,993
Trigano SA	52,509	2,307
		121,258
Media - 1.0%
Chime Communications PLC	4,061,100	22,895
Cinderella Media Group Ltd. (e)	17,670,000	5,949
Corus Entertainment, Inc. Class B (non-vtg.) (d)	651,000	6,994
Crown Media Holdings, Inc. Class A (a)	1,022,330	4,570
Discovery Communications, Inc. Class A (a)(d)	325,000	10,732
DreamWorks Animation SKG, Inc. Class A (a)	2,356,600	56,818
Gannett Co., Inc.	1,900,000	24,035
GfK AG	161,200	6,869
Harte-Hanks, Inc.	823,500	3,862
Hyundai HCN	2,723,979	9,461
Intage Holdings, Inc. (e)	1,852,300	31,087
Ipsos SA	9,787	245
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
ITE Group PLC	95,600	$ 275
Live Nation Entertainment, Inc. (a)	1,220,000	31,988
Pico Far East Holdings Ltd.	20,598,000	6,085
Proto Corp.	459,000	7,185
RKB Mainichi Broadcasting Corp.	236,000	1,809
Saga Communications, Inc. Class A	424,800	17,204
Sky Network Television Ltd.	6,498,384	26,252
Starz Series A (a)	1,864,900	75,435
STW Group Ltd.	4,557,505	2,515
Tegna, Inc.	708,300	20,633
Television Broadcasts Ltd.	3,829,000	20,251
TOW Co. Ltd. (e)	2,252,700	11,251
TVA Group, Inc. Class B (non-vtg.) (a)	3,435,303	13,449
WOWOW INC.	94,700	2,781
		420,630
Multiline Retail - 4.5%
Hanwha Galleria Timeworld Co. Ltd. (e)	305,000	39,235
Lifestyle International Holdings Ltd.	37,828,500	61,581
Next PLC (e)	15,164,200	1,892,126
Watts Co. Ltd. (e)	1,284,800	10,812
		2,003,754
Specialty Retail - 11.8%
Aarons, Inc. Class A	462,300	17,096
ABC-MART, Inc.	124,200	7,466
Abercrombie & Fitch Co. Class A (d)(e)	6,988,500	140,399
Adastria Co. Ltd.	350,000	16,916
Aeropostale, Inc. (a)(d)(e)	7,829,900	11,823
AT-Group Co. Ltd.	1,190,000	25,445
AutoZone, Inc. (a)	828,865	580,985
Bed Bath & Beyond, Inc. (a)	6,077,700	396,448
Best Buy Co., Inc. (e)	31,558,400	1,019,021
BMTC Group, Inc. (e)	5,155,500	60,706
Bonia Corp. Bhd	2,503,000	632
Bonjour Holdings Ltd.	4,315,000	262
Buffalo Co. Ltd. (e)	103,500	731
Cash Converters International Ltd.	22,897,710	11,716
Chico's FAS, Inc.	1,980,000	30,136
CST Brands, Inc.	2,652,300	100,469
Delek Automotive Systems Ltd.	719,800	8,013
Destination Maternity Corp.	290,000	2,862
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
DSW, Inc. Class A	189,700	$ 6,169
Folli Follie SA (e)	4,089,700	101,818
Formosa Optical Technology Co. Ltd.	659,000	1,499
Fourlis Holdings SA (a)	485,800	1,408
Francesca's Holdings Corp. (a)	150,000	1,824
GameStop Corp. Class A (d)(e)	7,561,800	346,709
GNC Holdings, Inc.	1,138,300	56,016
Goldlion Holdings Ltd.	18,444,000	8,184
Guess?, Inc. (e)	7,569,200	165,690
Halfords Group PLC	1,243,300	10,562
Hour Glass Ltd.	8,307,200	5,268
IA Group Corp. (e)	804,000	5,216
John David Group PLC	2,644,500	33,245
Jumbo SA (e)	11,143,968	80,910
K's Denki Corp.	2,819,400	89,745
Ku Holdings Co. Ltd.	945,400	6,026
Kyoto Kimono Yuzen Co. Ltd. (e)	1,432,800	11,861
Le Chateau, Inc. Class A (sub. vtg.) (a)	1,862,700	641
Leon's Furniture Ltd.	289,200	3,251
Lewis Group Ltd.	1,197,200	5,446
Mr. Bricolage SA (e)	956,575	14,004
Nafco Co. Ltd. (e)	2,154,300	35,808
Nishimatsuya Chain Co. Ltd.	1,420,000	13,669
Office Depot, Inc. (a)	1,552,100	12,417
Pal Co. Ltd. (e)	1,200,000	37,955
Party City Holdco, Inc.	180,600	3,724
Ross Stores, Inc.	18,125,400	963,546
Sally Beauty Holdings, Inc. (a)	580,600	17,296
Second Chance Properties Ltd.	2,403,500	534
Second Chance Properties Ltd. warrants 7/24/17 (a)	8,528,200	12
Select Comfort Corp. (a)	958,400	24,957
Silvano Fashion Group A/S	7,460	10
Sonic Automotive, Inc. Class A (sub. vtg.)	964,700	22,468
Staples, Inc.	23,139,500	340,382
Super Retail Group Ltd.	1,448,164	9,770
The Buckle, Inc. (d)	782,800	34,623
The Men's Wearhouse, Inc.	184,900	11,005
The Stanley Gibbons Group PLC	1,038,900	3,959
Urban Outfitters, Inc. (a)	75,000	2,447
USS Co. Ltd.	9,713,700	170,784
Williams-Sonoma, Inc.	184,900	15,654
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Workman Co. Ltd. (e)	1,354,800	$ 85,485
Zumiez, Inc. (a)	390,000	10,179
		5,203,302
Textiles, Apparel & Luxury Goods - 2.3%
Bijou Brigitte Modische Accessoires AG	41,500	2,396
Coach, Inc.	2,170,300	67,713
Daphne International Holdings Ltd.	924,000	184
Deckers Outdoor Corp. (a)	38,300	2,791
Embry Holdings Ltd.	1,500,000	793
F&F Co. Ltd.	306,793	4,512
Fossil Group, Inc. (a)	2,164,200	148,789
Geox SpA (a)(d)	2,280,000	9,265
Gildan Activewear, Inc. (e)	12,969,700	418,291
Hampshire Group Ltd. (a)(e)	847,200	212
Handsome Co. Ltd. (e)	2,436,150	83,048
JLM Couture, Inc. (a)(e)	181,500	472
Movado Group, Inc.	75,090	1,902
Portico International Holdings (a)	11,334,500	5,556
Steven Madden Ltd. (a)	840,600	35,036
Sun Hing Vision Group Holdings Ltd. (e)	22,045,000	8,958
Texwinca Holdings Ltd.	56,174,000	67,968
Tungtex Holdings Co. Ltd.	12,412,000	1,873
Van de Velde	66,319	4,129
Vera Bradley, Inc. (a)(d)	1,090,900	11,847
Victory City International Holdings Ltd.	61,142,150	9,464
Youngone Corp.	500,000	24,999
Youngone Holdings Co. Ltd. (e)	889,600	67,061
Yue Yuen Industrial (Holdings) Ltd.	12,111,000	39,369
		1,016,628
TOTAL CONSUMER DISCRETIONARY		11,648,068
CONSUMER STAPLES - 7.5%
Beverages - 1.3%
Baron de Ley SA (a)	147,300	14,616
C&C Group PLC	3,334,666	12,994
Kweichow Moutai Co. Ltd.	275,110	9,163
Monster Beverage Corp. (a)	2,486,400	381,787
Muhak Co. Ltd. (a)(e)	2,759,180	126,833
Olvi PLC (A Shares)	26,469	769
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Spritzer Bhd	2,350,100	$ 1,157
Synergy Co. (a)	94,388	882
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	494,860	1,602
		549,803
Food & Staples Retailing - 4.6%
Aoki Super Co. Ltd.	189,000	2,059
Belc Co. Ltd. (e)	1,882,600	66,533
Cosmos Pharmaceutical Corp. (e)	1,453,300	187,035
Create SD Holdings Co. Ltd. (e)	2,050,900	124,773
Daikokutenbussan Co. Ltd.	644,500	24,909
Dong Suh Companies, Inc.	4,786,599	170,768
Fyffes PLC (Ireland) (e)	27,158,200	41,727
Genky Stores, Inc. (d)(e)	221,000	27,461
Greggs PLC	2,850,000	60,307
Halows Co. Ltd. (e)	1,497,100	25,090
Jeronimo Martins SGPS SA	1,840,800	27,353
Kusuri No Aoki Co. Ltd.	923,300	47,903
Majestic Wine PLC (d)(e)	3,875,095	26,324
MARR SpA	378,000	6,999
Metro, Inc. Class A (sub. vtg.) (e)	29,305,999	797,492
Qol Co. Ltd. (e)	1,856,100	31,465
Retail Partners Co. Ltd.	428,200	4,111
Safeway, Inc.:
rights (a)	16,069,900	0
rights (a)	16,069,900	2,893
Sligro Food Group NV	1,206,400	46,373
Sundrug Co. Ltd.	1,944,000	113,407
Tesco PLC	12,051,600	40,529
Total Produce PLC	9,917,100	14,050
Valor Co. Ltd.	215,200	5,287
Walgreens Boots Alliance, Inc.	145,600	14,069
Welcia Holdings Co. Ltd. (d)	486,000	24,862
Yaoko Co. Ltd.	1,535,400	75,943
		2,009,722
Food Products - 1.5%
Aryzta AG	1,642,800	83,424
Blue Buffalo Pet Products, Inc.	92,600	2,587
Cranswick PLC	996,864	25,686
Dean Foods Co. (d)	1,900,000	33,820
Devro PLC	2,748,800	13,018
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Dutch Lady Milk Industries Bhd	100,000	$ 1,226
Food Empire Holdings Ltd. (a)(e)	48,347,000	8,282
Fresh Del Monte Produce, Inc. (e)	5,566,700	219,996
Hilton Food Group PLC	661,300	4,549
Inventure Foods, Inc. (a)	332,500	3,268
Lifeway Foods, Inc. (a)	60,000	883
Nam Yang Dairy Products	11,000	6,953
Omega Protein Corp. (a)	648,000	9,215
Pacific Andes International Holdings Ltd. (a)	114,542,500	3,842
Pacific Andes Resources Development Ltd. (a)	214,494,393	8,443
Patties Food Ltd.	3,448,534	2,899
President Rice Products PCL	1,183,000	1,681
Rocky Mountain Chocolate Factory, Inc. (e)	411,082	5,336
Samyang Genex Co. Ltd.	76,173	12,314
Seaboard Corp. (a)	43,928	152,650
Select Harvests Ltd. (e)	4,979,628	48,010
Sunjin Co. Ltd. (e)	813,630	22,678
Synear Food Holdings Ltd. (a)	38,027,000	0
United Food Holdings Ltd.	2,062,850	301
		671,061
Household Products - 0.0%
Energizer Holdings, Inc.	218,700	8,422
Personal Products - 0.1%
Grape King Bio Ltd.	1,748,000	11,705
Nutraceutical International Corp. (a)(e)	1,053,104	25,454
Oriflame Cosmetics SA SDR (a)	18,897	278
Sarantis SA (e)	2,225,700	17,343
		54,780
Tobacco - 0.0%
Karelia Tobacco Co., Inc.	1,786	427
TOTAL CONSUMER STAPLES		3,294,215
ENERGY - 3.1%
Energy Equipment & Services - 1.3%
AKITA Drilling Ltd. Class A (non-vtg.)	1,636,500	11,574
Atwood Oceanics, Inc. (d)(e)	5,625,000	117,000
Boustead Singapore Ltd.	3,827,625	3,348
Cal Dive International, Inc. (a)(e)	5,572,400	33
Carbo Ceramics, Inc. (d)(e)	2,181,900	71,675
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Cathedral Energy Services Ltd.	1,474,700	$ 2,176
Divestco, Inc. (a)	3,222,500	123
Farstad Shipping ASA (e)	2,946,600	8,658
Fugro NV (Certificaten Van Aandelen) (a)(d)	1,760,800	36,887
Geospace Technologies Corp. (a)(e)	1,276,800	22,267
Gulfmark Offshore, Inc. Class A (d)(e)	2,525,430	23,790
Nabors Industries Ltd.	661,223	7,677
Noble Corp. (d)	2,251,800	26,909
Oil States International, Inc. (a)	1,841,700	55,454
Paragon Offshore PLC (d)	764,900	570
Petrofac Ltd.	523,500	7,194
PHX Energy Services Corp.	143,500	500
Precision Drilling Corp.	1,529,900	7,779
ProSafe ASA	8,972,300	26,142
Shinko Plantech Co. Ltd.	1,414,000	11,672
Solstad Offshore ASA	1,062,400	4,344
Total Energy Services, Inc. (e)	2,284,800	25,838
Unit Corp. (a)(e)	4,803,600	94,775
		566,385
Oil, Gas & Consumable Fuels - 1.8%
Adams Resources & Energy, Inc.	146,451	6,996
Beach Energy Ltd. (d)	14,639,149	10,433
Boardwalk Pipeline Partners, LP	615,000	8,561
Bonavista Energy Corp. (d)	385,700	1,445
Denbury Resources, Inc. (d)	7,436,000	29,298
Eni SpA	17,377,900	304,124
Fuji Kosan Co. Ltd. (e)	708,300	3,206
Fuji Oil Co. Ltd.	3,304,500	12,452
Great Eastern Shipping Co. Ltd.	4,800,000	26,056
Hankook Shell Oil Co. Ltd.	60,000	23,721
HollyFrontier Corp.	293,600	14,169
Marathon Oil Corp.	645,162	13,555
Michang Oil Industrial Co. Ltd. (e)	173,900	10,693
Newfield Exploration Co. (a)	1,994,741	65,408
Statoil ASA sponsored ADR (d)	337,400	5,705
Stone Energy Corp. (a)	2,430,167	14,071
Swift Energy Co. (a)(d)(e)	4,137,100	3,025
Tesoro Corp.	1,409,278	137,179
Tsakos Energy Navigation Ltd.	800,000	7,296
Uehara Sei Shoji Co. Ltd.	899,000	3,866
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
W&T Offshore, Inc. (d)(e)	5,842,300	$ 22,025
Whiting Petroleum Corp. (a)	328,300	6,727
World Fuel Services Corp.	2,100,622	85,390
WPX Energy, Inc. (a)	893,071	7,770
		823,171
TOTAL ENERGY		1,389,556
FINANCIALS - 12.4%
Banks - 1.6%
ACNB Corp.	121,700	2,497
Bank of Ireland (a)	381,749,000	160,690
BBCN Bancorp, Inc.	2,358,900	36,209
Camden National Corp.	44,468	1,790
Cathay General Bancorp	2,850,000	91,514
Codorus Valley Bancorp, Inc. (e)	481,920	9,961
ConnectOne Bancorp, Inc.	762,800	16,293
Customers Bancorp, Inc.	144,800	3,642
Dimeco, Inc.	26,938	1,028
Eagle Bancorp, Inc. (a)	508,500	22,577
East West Bancorp, Inc.	1,990,000	89,072
EFG Eurobank Ergasias SA (a)	311,404,200	39,856
Farmers & Merchants Bancorp, Inc.	42,600	1,161
First Bancorp, Puerto Rico (a)	7,428,572	32,017
First NBC Bank Holding Co. (a)	436,800	16,686
First Niagara Financial Group, Inc.	989,104	9,604
First West Virginia Bancorp, Inc.	52,771	1,071
Investors Bancorp, Inc.	2,163,700	26,354
LCNB Corp. (e)	706,726	11,315
Norwood Financial Corp. (e)	192,710	5,907
OFG Bancorp (d)(e)	2,478,342	19,975
Pacific Premier Bancorp, Inc. (a)	866,200	16,466
Popular, Inc. (a)	1,657,600	50,756
SpareBank 1 SR-Bank ASA (primary capital certificate)	1,370,900	8,140
Sparebanken More (primary capital certificate)	231,634	6,465
Sparebanken Nord-Norge	2,170,100	10,786
Stock Yards Bancorp, Inc.	72,300	2,665
Trico Bancshares	369,184	9,152
Wilshire Bancorp, Inc.	1,263,400	14,681
		718,330
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - 0.1%
AllianceBernstein Holding LP	665,000	$ 18,268
Federated Investors, Inc. Class B (non-vtg.)	347,200	11,704
State Street Corp.	348,800	26,704
		56,676
Consumer Finance - 0.7%
Aeon Credit Service (Asia) Co. Ltd.	14,166,000	10,489
EZCORP, Inc. (non-vtg.) Class A (a)	917,100	6,502
Green Dot Corp. Class A (a)	2,378,100	49,274
H&T Group PLC	598,700	1,889
Nicholas Financial, Inc. (a)	240,900	3,153
Santander Consumer U.S.A. Holdings, Inc. (a)	3,594,907	86,925
SLM Corp. (a)	1,807,500	16,502
Synchrony Financial (d)	3,428,200	117,793
		292,527
Diversified Financial Services - 0.4%
Credit Analysis & Research Ltd.	50,000	1,111
Newship Ltd. (a)	2,500	976
NICE Holdings Co. Ltd.	900,000	17,174
NICE Information Service Co. Ltd.	1,700,000	17,860
Ricoh Leasing Co. Ltd.	850,900	27,119
The NASDAQ OMX Group, Inc.	83,300	4,251
Voya Financial, Inc.	2,000,000	93,900
		162,391
Insurance - 8.3%
Admiral Group PLC	508,500	11,761
AEGON NV	52,951,000	407,285
AFLAC, Inc.	330,700	21,181
Amlin PLC	1,997,400	15,924
April (e)	2,555,400	34,520
Assurant, Inc. (e)	4,834,600	360,661
Axis Capital Holdings Ltd. (e)	7,028,300	404,549
CNO Financial Group, Inc.	1,109,300	19,790
Endurance Specialty Holdings Ltd. (e)	2,394,300	166,380
FBD Holdings PLC	161,200	1,354
Genworth Financial, Inc. Class A (a)(e)	26,337,700	184,627
Hartford Financial Services Group, Inc.	6,300,000	299,565
HCC Insurance Holdings, Inc.	410,500	31,674
Hiscox Ltd.	1,175,128	16,984
James River Group Holdings Ltd.	243,228	6,677
Lincoln National Corp.	7,240,800	407,802
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
MBIA, Inc. (a)	380,900	$ 2,266
MetLife, Inc.	828,800	46,197
National Interstate Corp.	850,000	21,471
National Western Life Insurance Co. Class A	137,070	33,032
NN Group NV	1,237,630	38,187
Primerica, Inc.	499,700	22,601
Progressive Corp.	601,700	18,352
RenaissanceRe Holdings Ltd. (e)	2,854,900	306,331
Torchmark Corp.	783,350	48,262
Unum Group (e)	18,545,000	664,653
Validus Holdings Ltd.	1,747,200	80,983
		3,673,069
Real Estate Investment Trusts - 0.5%
Annaly Capital Management, Inc.	14,650,000	145,768
Corrections Corp. of America	462,300	16,259
Nsi NV	74,103	332
VEREIT, Inc.	4,306,900	37,728
		200,087
Real Estate Management & Development - 0.4%
Anabuki Kosan, Inc.	477,500	905
Century21 Real Estate Japan Ltd. (d)	108,100	1,055
Devine Ltd. (a)	1,956,888	930
Leopalace21 Corp. (a)	4,722,200	25,833
Relo Holdings Corp. (e)	1,214,600	130,540
Tejon Ranch Co. (a)	195,100	4,842
		164,105
Thrifts & Mortgage Finance - 0.4%
ASAX Co. Ltd.	89,000	1,168
BofI Holding, Inc. (a)	184,900	22,715
Farmer Mac Class C (non-vtg.)	630,900	16,877
Genworth MI Canada, Inc.	4,446,200	105,218
Genworth Mortgage Insurance Ltd. (d)	8,027,905	21,007
Lake Sunapee Bank Group	194,800	2,903
Meridian Bancorp, Inc. (a)	1,046,300	13,644
		183,532
TOTAL FINANCIALS		5,450,717
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 11.7%
Biotechnology - 1.2%
Amgen, Inc.	2,762,700	$ 487,865
Baxalta, Inc.	925,000	30,368
		518,233
Health Care Equipment & Supplies - 1.2%
Apex Biotechnology Corp.	1,400,000	1,791
Arts Optical International Holdings Ltd. (e)	31,282,640	12,106
Atrion Corp.	9,296	3,755
Audika SA	287,200	5,567
Boston Scientific Corp. (a)	1,109,300	19,235
Exactech, Inc. (a)	46,200	923
Hoshiiryou Sanki Co. Ltd. (e)	331,400	8,771
Huvitz Co. Ltd. (e)	700,000	12,997
Microlife Corp.	3,130,500	7,465
Mindray Medical International Ltd. sponsored ADR	1,062,200	28,987
Nakanishi, Inc.	626,700	24,980
Pacific Hospital Supply Co. Ltd.	400,000	686
Prim SA (e)	1,597,100	17,873
ResMed, Inc.	218,300	12,650
Span-America Medical System, Inc. (e)	266,100	4,705
St. Jude Medical, Inc.	2,265,700	167,254
St.Shine Optical Co. Ltd.	2,224,000	28,871
Supermax Corp. Bhd	26,193,300	16,872
Techno Medica Co. Ltd.	42,800	1,024
Top Glove Corp. Bhd	1,000,000	1,995
Utah Medical Products, Inc. (e)	391,300	21,392
Zimmer Biomet Holdings, Inc.	1,149,044	119,581
		519,480
Health Care Providers & Services - 8.2%
A/S One Corp.	236,100	7,792
Aetna, Inc.	4,722,200	533,467
Almost Family, Inc. (a)(e)	862,614	37,748
Amedisys, Inc. (a)	557,700	24,332
Anthem, Inc.	2,072,000	319,647
Diversicare Healthcare Services, Inc.	48,100	586
DVx, Inc. (e)	775,800	8,933
Farmacol SA	47,800	636
Grupo Casa Saba SA de CV (a)	11,937,000	0
Hanger, Inc. (a)(e)	2,674,510	57,876
Hi-Clearance, Inc.	1,489,000	4,256
LHC Group, Inc. (a)(e)	1,700,900	68,529
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Lifco AB	915,900	$ 17,858
Medica Sur SA de CV	378,000	1,262
MEDNAX, Inc. (a)	184,200	15,591
National Healthcare Corp.	6,164	390
Pelion SA (e)	584,200	10,840
The Ensign Group, Inc.	605,700	30,963
Triple-S Management Corp. (a)(e)	2,210,134	47,695
Tsukui Corp. (d)(e)	2,462,100	19,071
U.S. Physical Therapy, Inc.	140,700	7,437
United Drug PLC (United Kingdom)	9,700,419	75,971
UnitedHealth Group, Inc.	18,343,500	2,226,898
Wellcare Health Plans, Inc. (a)	733,800	59,291
WIN-Partners Co. Ltd. (e)	1,404,500	20,387
		3,597,456
Health Care Technology - 0.0%
Arrhythmia Research Technology, Inc. (a)	84,000	535
ND Software Co. Ltd. (e)	1,338,700	16,181
Quality Systems, Inc.	194,400	2,479
		19,195
Pharmaceuticals - 1.1%
Biofermin Pharmaceutical Co. Ltd.	25,500	617
Bliss Gvs Pharma Ltd. (a)	4,570,530	13,932
Daewon Pharmaceutical Co. Ltd. (e)	1,679,963	34,578
Daewoong Co. Ltd.	90,000	6,306
DongKook Pharmaceutical Co. Ltd. (e)	650,000	34,394
FDC Ltd.	3,600,000	9,331
Fuji Pharma Co. Ltd.	285,200	5,097
Genomma Lab Internacional SA de CV (a)	1,399,124	1,298
Indivior PLC	17,266,100	71,130
Jeil Pharmaceutical Co. (e)	861,300	18,836
Kwang Dong Pharmaceutical Co. Ltd. (e)	3,100,000	38,549
Kyung Dong Pharmaceutical Co. Ltd.	48,531	1,013
Mylan N.V.	416,000	23,292
Pharmstandard OJSC (a)	18,897	313
Phibro Animal Health Corp. Class A	337,400	13,253
Recordati SpA	6,226,000	155,148
Torrent Pharmaceuticals Ltd.	150,000	3,379
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Tsumura & Co.	1,125,600	$ 23,632
Whanin Pharmaceutical Co. Ltd. (e)	1,750,000	36,620
		490,718
TOTAL HEALTH CARE		5,145,082
INDUSTRIALS - 7.8%
Aerospace & Defense - 0.2%
AAR Corp.	383,900	10,346
Aerojet Rocketdyne Holdings, Inc. (a)	1,399,901	32,772
Engility Holdings, Inc. (d)	862,400	18,895
Magellan Aerospace Corp.	360,900	5,083
Textron, Inc.	378,550	16,543
		83,639
Air Freight & Logistics - 0.3%
Air T, Inc. (a)(e)	225,400	5,035
Atlas Air Worldwide Holdings, Inc. (a)(e)	1,675,000	82,326
Hub Group, Inc. Class A (a)	486,922	20,514
Yusen Logistics Co. Ltd. (e)	3,407,400	37,858
		145,733
Airlines - 0.0%
Republic Airways Holdings, Inc. (a)	760,000	3,830
SkyWest, Inc.	241,819	4,005
		7,835
Building Products - 0.0%
Kondotec, Inc. (e)	1,654,600	10,267
Commercial Services & Supplies - 0.8%
1010 Printing Group Ltd.	21,363,640	3,417
ABM Industries, Inc.	10,767	355
AJIS Co. Ltd. (e)	496,100	14,551
Asia File Corp. Bhd	4,480,000	4,024
CECO Environmental Corp.	739,500	6,656
Civeo Corp. (e)	9,560,200	20,459
Essendant, Inc. (e)	2,191,644	80,696
Fursys, Inc. (e)	950,000	28,393
Kruk SA	9,544	439
Matthews International Corp. Class A	200,000	10,770
Mears Group PLC	1,578,015	9,611
Mitie Group PLC (e)	20,487,405	103,021
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Moleskine SpA	330,500	$ 580
Moshi Moshi Hotline, Inc.	97,200	993
Multi-Color Corp.	192,900	12,319
Nac Co. Ltd. (e)	1,151,200	9,298
NICE Total Cash Management Co., Ltd. (e)	2,601,400	8,924
Prestige International, Inc.	764,300	6,913
RPS Group PLC	566,700	1,894
The Brink's Co.	10,900	340
VICOM Ltd.	3,131,500	14,221
West Corp.	1,080,600	31,175
		369,049
Construction & Engineering - 1.0%
AECOM Technology Corp. (a)(e)	8,224,496	253,561
Arcadis NV	1,180,600	30,989
Astaldi SpA (d)	2,635,300	25,353
Ausdrill Ltd.	2,328,844	511
Boustead Projects Pte Ltd. (a)	1,148,287	724
C-Cube Corp.	358,600	1,447
Daiichi Kensetsu Corp. (e)	1,920,900	20,366
Engineers India Ltd.	2,100,000	7,932
EPCO Co. Ltd. (d)	49,100	812
Geumhwa PSC Co. Ltd. (e)	325,000	13,184
Heijmans NV (Certificaten Van Aandelen) (a)	27,364	335
Jacobs Engineering Group, Inc. (a)	215,400	9,073
Kyeryong Construction Industrial Co. Ltd. (a)(e)	880,000	8,226
Meisei Industrial Co. Ltd.	1,227,300	6,001
Mirait Holdings Corp.	1,713,200	19,671
Nippon Rietec Co. Ltd. (e)	1,300,000	9,073
Sanyo Engineering & Construction, Inc.	413,000	2,033
Severfield PLC	3,069,633	3,451
Shinnihon Corp.	1,749,700	8,400
ShoLodge, Inc. (a)(e)	461,027	0
Sterling Construction Co., Inc. (a)(e)	1,760,800	8,258
Tutor Perini Corp. (a)	629,800	13,182
United Integration Services Co. Ltd.	5,143,500	5,069
Vianini Lavori SpA	661,300	5,258
		452,909
Electrical Equipment - 1.0%
Aichi Electric Co. Ltd.	1,702,000	5,946
Aros Quality Group AB	806,000	11,212
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
AZZ, Inc. (e)	1,381,400	$ 71,487
Bharat Heavy Electricals Ltd.	21,000,000	91,350
BWX Technologies, Inc.	1,519,822	37,327
Chiyoda Integre Co. Ltd.	484,000	10,740
EnerSys	277,300	17,317
FW Thorpe PLC	4,858,700	14,227
GrafTech International Ltd. (a)	92,100	463
Graphite India Ltd.	1,427,257	1,769
Hammond Power Solutions, Inc. Class A	407,100	2,272
I-Sheng Electric Wire & Cable Co. Ltd. (e)	12,500,000	13,148
Jinpan International Ltd.	95,600	435
Korea Electric Terminal Co. Ltd. (e)	700,000	61,233
Servotronics, Inc. (e)	151,100	907
TKH Group NV unit	1,749,400	75,122
		414,955
Industrial Conglomerates - 1.4%
DCC PLC (United Kingdom) (e)	7,514,100	593,760
Reunert Ltd.	1,889,000	9,452
		603,212
Machinery - 1.5%
Aalberts Industries NV (e)	8,748,500	274,598
Allison Transmission Holdings, Inc.	392,130	11,442
ASL Marine Holdings Ltd. (e)	31,217,300	8,533
CKD Corp.	1,473,300	14,622
Foremost Income Fund (a)(e)	2,141,103	8,325
Gencor Industries, Inc. (a)(e)	420,200	4,030
Global Brass & Copper Holdings, Inc. (e)	1,149,837	19,375
Hillenbrand, Inc.	485,300	13,763
Hurco Companies, Inc. (e)	521,400	16,320
Hwacheon Machine Tool Co. Ltd. (e)	219,900	12,522
Hyster-Yale Materials Handling:
Class A	230,400	15,591
Class B (a)	310,000	20,978
Ihara Science Corp. (e)	1,094,900	8,834
Jaya Holdings Ltd. (e)	68,762,300	1,855
Joy Global, Inc. (d)	101,600	2,683
Kyowakogyosyo Co. Ltd. (e)	347,000	2,066
Maruzen Co. Ltd. (e)	1,765,000	16,235
Metka SA	801,700	6,375
Mincon Group PLC	2,263,257	1,740
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Mirle Automation Corp.	4,200,000	$ 3,436
Nadex Co. Ltd. (e)	884,000	5,599
Nakano Refrigerators Co. Ltd.	18,900	547
Nitchitsu Co. Ltd.	426,000	808
Oshkosh Corp.	2,172,400	79,379
Semperit AG Holding	497,300	20,653
SIMPAC, Inc.	583,000	3,050
Takamatsu Machinery Co. Ltd.	391,300	3,419
Techno Smart Corp. (e)	996,000	3,673
Terex Corp.	1,166,300	25,845
Tocalo Co. Ltd. (e)	874,900	17,980
TriMas Corp. (a)	1,558,335	36,621
Trinity Industrial Corp.	801,000	3,154
Valmet Corp.	665,517	7,865
		671,916
Marine - 0.0%
Tokyo Kisen Co. Ltd. (e)	921,000	5,573
Professional Services - 0.5%
Akka Technologies SA (e)	1,228,555	40,883
Boardroom Ltd.	2,860,542	1,116
CBIZ, Inc. (a)	1,046,900	10,260
Clarius Group Ltd. (a)	3,584,803	655
CRA International, Inc. (a)	175,000	4,085
Exova Group Ltd. PLC	4,444,933	11,679
ICF International, Inc. (a)	357,466	13,105
McMillan Shakespeare Ltd.	94,778	987
Sporton International, Inc.	300,000	1,834
Stantec, Inc.	3,872,200	107,682
Synergie SA	141,600	3,880
TrueBlue, Inc. (a)	679,400	17,501
VSE Corp. (e)	458,500	21,733
		235,400
Road & Rail - 0.6%
Alps Logistics Co. Ltd. (e)	1,587,300	20,415
CSX Corp.	794,880	24,864
Daqin Railway Co. Ltd. (A Shares)	26,000,000	42,791
Hamakyorex Co. Ltd. (e)	696,300	26,715
Higashi Twenty One Co. Ltd.	278,100	1,032
Hutech Norin Co. Ltd. (e)	961,100	8,174
Roadrunner Transportation Systems, Inc. (a)	630,900	16,517
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
Sakai Moving Service Co. Ltd. (e)	723,700	$ 34,043
Trancom Co. Ltd. (e)	950,600	54,381
Universal Truckload Services, Inc.	1,265,000	26,729
		255,661
Trading Companies & Distributors - 0.4%
AddTech AB (B Shares)	1,369,600	20,322
AerCap Holdings NV (a)	411,236	19,262
Goodfellow, Inc. (e)	803,500	5,591
Hanwa Co. Ltd.	599,000	2,605
HERIGE	67,853	1,997
Houston Wire & Cable Co. (e)	1,161,700	10,734
KS Energy Services Ltd. (a)	14,640,200	2,988
Meiwa Corp.	1,437,400	4,628
Mitani Shoji Co. Ltd.	755,600	19,784
MRC Global, Inc. (a)	1,270,530	16,326
Otec Corp.	138,200	1,114
Parker Corp. (e)	2,469,000	8,347
Richelieu Hardware Ltd. (d)	322,300	16,758
Senshu Electric Co. Ltd. (e)	994,600	17,070
Strongco Corp. (a)(e)	944,188	1,733
Tanaka Co. Ltd.	40,600	253
TECHNO ASSOCIE Co. Ltd.	283,500	2,841
Titan Machinery, Inc. (a)	1,067,404	14,997
Totech Corp. (e)	991,900	7,147
Willis Lease Finance Corp. (a)	9,249	154
		174,651
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd. (e)	1,436,500	8,195
Meiko Transportation Co. Ltd.	921,000	7,580
Sinwa Ltd. (e)	22,670,400	3,883
Wesco Aircraft Holdings, Inc. (a)	742,800	10,689
		30,347
TOTAL INDUSTRIALS		3,461,147
INFORMATION TECHNOLOGY - 18.9%
Communications Equipment - 0.3%
Bel Fuse, Inc. Class A (e)	213,567	4,111
Black Box Corp. (e)	1,658,340	25,970
ClearOne, Inc.	193,400	2,454
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Ixia (a)	1,130,852	$ 14,927
Juniper Networks, Inc.	375,290	10,666
NETGEAR, Inc. (a)(e)	1,933,900	64,766
Tessco Technologies, Inc. (e)	582,200	14,363
		137,257
Electronic Equipment & Components - 3.4%
A&D Co. Ltd. (e)	1,142,400	4,590
AAC Technology Holdings, Inc.	378,000	2,145
Beijer Electronics AB	119,100	756
CDW Corp.	891,600	32,035
DigiTech Systems Co., Ltd. (a)	725,000	0
Dynapack International Technology Corp.	3,200,000	5,155
Elec & Eltek International Co. Ltd.	1,657,300	1,384
Elematec Corp. (e)	1,105,000	25,776
Excel Co. Ltd. (d)(e)	837,900	13,278
Fabrinet (a)	380,200	7,057
Hi-P International Ltd.	19,407,800	7,003
Hon Hai Precision Industry Co. Ltd. (Foxconn)	157,988,000	452,606
Huan Hsin Holdings Ltd. (a)	4,704,000	134
IDIS Holdings Co. Ltd. (e)	800,000	12,624
Image Sensing Systems, Inc. (a)	95,900	418
Insight Enterprises, Inc. (a)	1,165,500	31,457
Intelligent Digital Integrated Security Co. Ltd. (e)	941,210	15,377
INTOPS Co. Ltd. (e)	859,900	11,689
Isra Vision AG (e)	403,200	23,885
Keysight Technologies, Inc. (a)	3,280,000	100,171
Kingboard Chemical Holdings Ltd. (e)	87,079,000	146,025
Kingboard Laminates Holdings Ltd.	8,288,000	3,646
Lumax International Corp. Ltd.	1,800,000	2,428
Mesa Laboratories, Inc. (e)	285,500	29,561
Multi-Fineline Electronix, Inc. (a)	1,128,244	20,150
Muramoto Electronic Thailand PCL (For. Reg.) (e)	1,416,600	9,302
Neonode, Inc. (a)(d)(e)	3,107,951	7,987
Nippo Ltd. (e)	840,021	3,050
Orbotech Ltd. (a)	920,900	17,534
Pinnacle Technology Holdings Ltd. (a)(e)	8,783,900	8,437
Redington India Ltd. (a)	4,700,000	8,660
ScanSource, Inc. (a)(e)	2,188,900	82,806
Shibaura Electronics Co. Ltd. (e)	716,300	11,265
Sigmatron International, Inc. (a)(e)	239,000	1,539
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Simplo Technology Co. Ltd.	9,000,000	$ 36,955
SYNNEX Corp. (e)	3,227,483	244,095
Taitron Components, Inc. Class A (sub. vtg.) (a)	130,000	128
Tomen Devices Corp. (e)	626,200	11,055
Tripod Technology Corp.	600,000	940
TTM Technologies, Inc. (a)	1,518,733	13,866
UKC Holdings Corp. (e)	1,445,800	30,529
Universal Security Instruments, Inc. (a)(e)	177,204	1,063
VST Holdings Ltd. (e)	137,481,800	46,996
Wireless Telecom Group, Inc. (a)	462,800	949
		1,486,506
Internet Software & Services - 0.2%
Bankrate, Inc. (a)	1,110,040	10,124
Blucora, Inc. (a)	489,260	6,933
DeNA Co. Ltd.	566,700	11,271
Gabia, Inc. (e)	1,255,000	6,135
Liquidity Services, Inc. (a)(d)	472,200	4,240
Melbourne IT Ltd. (e)	7,500,000	10,855
NetGem SA	944,500	2,448
Rentabiliweb Group SA (a)	84,900	624
Softbank Technology Corp.	142,800	1,594
Stamps.com, Inc. (a)	373,600	25,629
UANGEL Corp.	375,000	1,775
		81,628
IT Services - 5.0%
ALTEN	815,900	41,111
Amdocs Ltd.	7,531,050	441,696
Argo Graphics, Inc.	424,800	6,269
Blackhawk Network Holdings, Inc. (a)	1,897,386	87,147
Calian Technologies Ltd. (e)	717,000	10,340
Cardtronics, Inc. (a)	291,537	10,807
CGI Group, Inc. Class A (sub. vtg.) (a)	315,400	11,783
Computer Sciences Corp.	4,269,800	279,373
Computer Services, Inc.	259,700	10,492
CSE Global Ltd. (e)	45,206,800	17,630
Data#3 Ltd.	3,116,716	2,164
Dimerco Data System Corp.	600,000	388
eClerx Services Ltd.	1,350,000	31,330
EOH Holdings Ltd. (e)	7,366,700	100,360
EPAM Systems, Inc. (a)	114,500	8,486
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Estore Corp.	157,700	$ 1,550
EVERTEC, Inc.	1,793,300	33,750
ExlService Holdings, Inc. (a)	327,006	12,678
Genpact Ltd. (a)	436,800	9,701
Heartland Payment Systems, Inc.	1,802,300	112,283
HIQ International AB	723,100	3,713
Indra Sistemas (d)(e)	15,111,400	169,695
Know IT AB (e)	1,590,300	10,231
Leidos Holdings, Inc.	1,151,200	46,969
Luxoft Holding, Inc. (a)	115,100	7,224
ManTech International Corp. Class A	1,162,600	34,657
Mastek Ltd. (a)(e)	1,650,000	4,763
MoneyGram International, Inc. (a)	484,700	4,944
NCI, Inc. Class A (e)	826,430	9,297
Net 1 UEPS Technologies, Inc. (a)	661,300	12,842
Neustar, Inc. Class A (a)(d)	1,270,000	39,205
Rolta India Ltd. (a)	2,699,942	4,789
Science Applications International Corp.	550,000	29,524
Societe Pour L'Informatique Industrielle SA (e)	1,841,800	14,968
Softcreate Co. Ltd.	411,100	3,101
Sopra Steria Group	17,606	1,682
The Western Union Co.	20,005,500	404,911
Total System Services, Inc.	247,800	11,453
TravelSky Technology Ltd. (H Shares)	1,944,000	2,350
Unisys Corp. (a)	627,770	9,963
Vantiv, Inc. (a)	554,800	24,411
Xerox Corp.	9,159,100	100,933
		2,180,963
Semiconductors & Semiconductor Equipment - 0.6%
Alpha & Omega Semiconductor Ltd. (a)(e)	1,918,700	15,062
Axell Corp. (e)	850,000	11,995
Lasertec Corp.	472,200	5,978
Leeno Industrial, Inc.	676,331	26,739
Marvell Technology Group Ltd.	512,330	6,373
Melexis NV (e)	2,775,600	148,117
Micron Technology, Inc. (a)	369,800	6,845
Miraial Co. Ltd.	199,800	2,054
Nextchip Co. Ltd. (a)(e)	975,000	5,920
Phison Electronics Corp.	1,900,000	13,653
Powertech Technology, Inc.	9,000,000	16,829
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Telechips, Inc. (e)	1,058,800	$ 6,347
Trio-Tech International (a)(e)	264,400	785
Varitronix International Ltd.	8,029,000	6,100
Y.A.C. Co., Ltd.	425,600	3,204
		276,001
Software - 5.2%
Activision Blizzard, Inc.	257,260	6,635
AdaptIT Holdings Ltd.	2,921,600	2,275
ANSYS, Inc. (a)(e)	4,604,400	433,504
AVG Technologies NV (a)	338,800	9,737
Axway Software SA	46,200	1,162
Cybernet Systems Co. Ltd.	1,355,100	4,920
Ebix, Inc. (d)(e)	3,131,278	97,038
Geodesic Ltd. (a)(e)	4,873,000	0
ICT Automatisering NV (e)	778,100	5,896
IGE + XAO SA	36,800	2,617
InfoVine Co. Ltd. (e)	175,000	5,103
init innovation in traffic systems AG	38,313	1,087
Jorudan Co. Ltd. (e)	483,500	4,190
King Digital Entertainment PLC (d)	283,900	4,409
KPIT Cummins Infosystems Ltd. (a)	9,000,000	15,528
KSK Co., Ltd. (e)	590,500	5,260
Micro Focus International PLC	350,943	7,662
Microsoft Corp.	21,000,000	980,700
Minefield Computers Ltd. (a)	1,650,000	7,428
NIIT Technologies Ltd. (a)	2,018,000	15,209
Nuance Communications, Inc. (a)	656,240	11,898
Nucleus Software Exports Ltd. (e)	2,200,000	9,754
Oracle Corp.	12,198,820	487,221
Parametric Technology Corp. (a)	665,828	24,203
Pro-Ship, Inc.	140,200	2,772
Reckon Ltd. (d)	95,614	148
Rovi Corp. (a)	690,100	7,584
RS Software (India) Ltd.	600,000	1,658
Software AG (Bearer)	3,220,000	96,348
Sword Group (e)	558,425	13,247
Symantec Corp.	563,160	12,806
Synopsys, Inc. (a)	323,700	16,457
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Vitec Software Group AB	193,400	$ 6,748
Zensar Technologies Ltd. (a)	800,000	11,943
		2,313,147
Technology Hardware, Storage & Peripherals - 4.2%
Avid Technology, Inc. (a)(d)	1,164,900	14,282
Compal Electronics, Inc.	72,000,000	48,440
EMC Corp.	511,030	13,742
Hewlett-Packard Co.	6,421,900	195,996
Lexmark International, Inc. Class A	1,920,000	65,261
Logitech International SA (Reg.) (d)	3,107,500	44,701
NCR Corp. (a)	147,830	4,071
QLogic Corp. (a)	1,609,466	14,276
Quantum Corp. (a)	6,224,100	6,598
Seagate Technology LLC (e)	27,625,400	1,397,845
Silicon Graphics International Corp. (a)	903,150	4,615
Super Micro Computer, Inc. (a)	1,314,200	35,050
TPV Technology Ltd.	77,350,000	13,171
		1,858,048
TOTAL INFORMATION TECHNOLOGY		8,333,550
MATERIALS - 2.4%
Chemicals - 1.7%
Aditya Birla Chemicals India Ltd. (e)	2,300,000	8,172
American Vanguard Corp.	48,600	623
C. Uyemura & Co. Ltd.	461,700	24,550
Chase Corp. (e)	837,500	32,018
Core Molding Technologies, Inc. (a)	340,200	6,491
Deepak Fertilisers and Petrochemicals Corp. Ltd. (e)	7,569,000	16,720
Deepak Nitrite Ltd.	5,000,000	5,571
EcoGreen International Group Ltd. (e)	46,424,400	12,396
FMC Corp.	2,762,600	134,097
Fujikura Kasei Co., Ltd. (e)	3,012,800	13,516
Fuso Chemical Co. Ltd.	1,244,700	15,477
Gujarat Narmada Valley Fertilizers Co. (a)(e)	13,541,878	13,618
Gujarat State Fertilizers & Chemicals Ltd. (a)(e)	31,500,000	35,961
Honshu Chemical Industry Co. Ltd. (e)	876,000	10,002
Huabao International Holdings Ltd.	4,782,000	2,326
Innospec, Inc.	799,400	34,574
Intrepid Potash, Inc. (a)	847,182	7,235
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
KPC Holdings Corp.	43,478	$ 2,752
KPX Chemical Co. Ltd.	163,083	7,930
KPX Green Chemical Co. Ltd.	369,165	1,517
Kraton Performance Polymers, Inc. (a)	266,400	5,467
Miwon Chemicals Co. Ltd.	55,095	2,230
Miwon Commercial Co. Ltd. (a)	13,819	2,139
Muto Seiko Co. Ltd.	276,200	1,495
Nano Chem Tech, Inc.	125,000	310
Nuplex Industries Ltd.	4,594,135	13,798
PolyOne Corp.	318,900	10,929
RPM International, Inc.	145,600	6,824
SK Kaken Co. Ltd.	359,000	37,657
Soda Aromatic Co. Ltd.	277,300	2,381
Soken Chemical & Engineer Co. Ltd. (e)	741,200	7,392
T&K Toka Co. Ltd. (e)	755,500	13,984
Thai Carbon Black PCL (For. Reg.) (a)	12,750,300	8,191
Thai Rayon PCL:
unit	95,200	62
(For. Reg.)	3,022,200	1,967
The Chemours Co. LLC	275,000	3,003
Tronox Ltd. Class A	702,657	7,715
UPL Ltd.	1,000,000	8,372
Yara International ASA	4,191,500	208,640
Yip's Chemical Holdings Ltd. (e)	28,550,000	14,805
		742,907
Construction Materials - 0.1%
Brampton Brick Ltd. Class A (sub. vtg.) (a)	783,500	4,194
Mitani Sekisan Co. Ltd. (e)	1,652,800	23,565
Titan Cement Co. SA (Reg.)	728,800	16,362
		44,121
Containers & Packaging - 0.4%
AMVIG Holdings Ltd.	2,120,600	1,001
Ball Corp.	230,778	15,656
Chuoh Pack Industry Co. Ltd. (e)	469,000	4,904
Kohsoku Corp. (e)	1,931,400	14,026
Samhwa Crown & Closure Co. Ltd.	50,000	1,972
Sealed Air Corp.	462,300	24,580
Silgan Holdings, Inc.	828,800	44,316
Sonoco Products Co.	354,333	14,627
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - continued
Starlite Holdings Ltd.	354,000	$ 21
The Pack Corp. (e)	1,832,600	37,618
		158,721
Metals & Mining - 0.2%
Alconix Corp. (e)	1,176,900	18,299
Blue Earth Refineries, Inc. (a)	262,009	0
Chubu Steel Plate Co. Ltd.	460,400	1,939
Compania de Minas Buenaventura SA sponsored ADR	2,507,500	17,853
Freeport-McMoRan, Inc.	474,175	5,572
Hill & Smith Holdings PLC	1,983,300	21,479
Orosur Mining, Inc. (a)	3,305,600	354
Orvana Minerals Corp. (a)	850,013	146
Pacific Metals Co. Ltd. (a)	4,235,000	12,848
Tohoku Steel Co. Ltd. (e)	695,400	7,715
Tokyo Kohtetsu Co. Ltd. (e)	1,322,200	4,235
Tokyo Tekko Co. Ltd. (e)	4,235,000	20,674
Webco Industries, Inc. (a)	8,463	542
		111,656
Paper & Forest Products - 0.0%
Cardinal Co. Ltd. (d)	70,900	521
Stella-Jones, Inc. (a)	600,000	20,365
		20,886
TOTAL MATERIALS		1,078,291
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
APT Satellite Holdings Ltd.	1,429,500	1,333
Asia Satellite Telecommunications Holdings Ltd.	379,500	837
		2,170
UTILITIES - 0.4%
Electric Utilities - 0.1%
Exelon Corp.	1,355,000	43,482
Gas Utilities - 0.2%
GAIL India Ltd.	6,108,283	33,883
Hokuriku Gas Co.	1,700,000	4,005
K&O Energy Group, Inc.	596,900	8,568
Keiyo Gas Co. Ltd.	574,000	2,895
KyungDong City Gas Co. Ltd.	153,670	14,563
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Gas Utilities - continued
Kyungnam Energy Co. Ltd.	200,000	$ 1,201
Star Gas Partners LP	1,000,000	9,980
		75,095
Independent Power and Renewable Electricity Producers - 0.1%
Mega First Corp. Bhd (e)	22,630,800	13,926
Talen Energy Corp. (a)	2,225,000	34,999
		48,925
Multi-Utilities - 0.0%
CMS Energy Corp.	775,880	26,582
Water Utilities - 0.0%
Manila Water Co., Inc.	5,745,500	3,138
TOTAL UTILITIES		197,222
TOTAL COMMON STOCKS (Cost $20,806,088)		40,000,018
Nonconvertible Preferred Stocks - 0.1%

CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Nam Yang Dairy Products	4,917	1,210
MATERIALS - 0.1%
Construction Materials - 0.1%
Buzzi Unicem SpA (Risparmio Shares)	1,888,900	19,708
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $16,526)		20,918
Nonconvertible Bonds - 0.0%
Principal Amount (000s)
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Centrus Energy Corp. 8% 9/30/19 pay-in-kind (Cost $21,367)	$ 13,103	4,455
Money Market Funds - 10.4%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.17% (b)	4,068,860,157	$ 4,068,860
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	533,239,390	533,239
TOTAL MONEY MARKET FUNDS (Cost $4,602,099)		4,602,099
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $25,446,080)		44,627,490
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(488,537)
NET ASSETS - 100%		$ 44,138,953
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 7,011
Fidelity Securities Lending Cash Central Fund	16,764
Total	$ 23,775
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
A&D Co. Ltd.	$ 5,682	$ 499	$ 252	$ 108	$ 4,590
Aalberts Industries NV	281,757	-	14,286	3,822	274,598
Abbey PLC	30,448	-	1,670	268	31,427
Abercrombie & Fitch Co. Class A	289,830	-	9,299	5,823	140,399
Accell Group NV	43,386	-	2,174	1,297	48,781
Aditya Birla Chemicals India Ltd.	7,838	-	172	58	8,172
AECOM Technology Corp.	258,543	46,827	49,314	-	253,561
Aeropostale, Inc.	27,148	-	770	-	11,823
Air T, Inc.	2,753	-	284	-	5,035
AJIS Co. Ltd.	8,540	-	556	175	14,551
Akka Technologies SA	41,030	-	2,253	595	40,883
Albemarle & Bond Holdings PLC	356	-	-	-	-
Alconix Corp.	18,564	94	986	385	18,299
Almost Family, Inc.	21,317	-	1,782	-	37,748
Alpha & Omega Semiconductor Ltd.	22,652	-	5,122	-	15,062
Alps Logistics Co. Ltd.	17,922	-	1,046	526	20,415
Ambassadors Group, Inc.	7,390	-	1,077	-	2,842
Amdocs Ltd.	361,958	-	23,933	5,105	-
ANSYS, Inc.	373,459	-	22,007	-	433,504
April	60,280	-	1,961	1,061	34,520
Ark Restaurants Corp.	4,456	-	354	206	4,734
Arts Optical International Holdings Ltd.	10,016	-	666	319	12,106
ASL Marine Holdings Ltd.	16,853	823	557	245	8,533
Assurant, Inc.	322,933	-	17,768	5,588	360,661
ASTI Corp.	2,661	-	189	19	2,228
Atlas Air Worldwide Holdings, Inc.	69,191	2,370	22,413	-	82,326
Atwood Oceanics, Inc.	-	173,917	5,141	2,562	117,000
Axell Corp.	14,165	-	634	383	11,995
Axis Capital Holdings Ltd.	325,726	-	27,429	8,411	404,549
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
AZZ, Inc.	$ 63,553	$ -	$ 3,601	$ 860	$ 71,487
Barratt Developments PLC	481,338	-	35,915	15,020	767,988
Bel Fuse, Inc. Class A	5,387	-	407	55	4,111
Belc Co. Ltd.	56,050	-	4,228	733	66,533
Belluna Co. Ltd.	48,790	-	2,586	982	57,188
Best Buy Co., Inc.	1,021,017	13,332	112,287	44,593	1,019,021
Black Box Corp.	36,191	-	1,873	707	25,970
BMTC Group, Inc. (formerly BMTC Group, Inc. Class A (sub. vtg.))	67,542	-	3,689	981	60,706
Buffalo Co. Ltd.	290	517	36	16	731
C. Uyemura & Co. Ltd.	34,020	-	8,221	415	-
Cal Dive International, Inc.	6,403	-	23	-	33
Calian Technologies Ltd.	14,688	-	586	611	10,340
Carbo Ceramics, Inc.	-	75,231	2,990	724	71,675
Career Education Corp.	33,337	-	21,380	-	-
Cash Converters International Ltd.	24,558	415	834	791	-
Centrus Energy Corp. Class A	-	8,493	2,306	-	-
Chase Corp.	29,652	137	1,750	528	32,018
Chuoh Pack Industry Co. Ltd.	6,250	-	285	155	4,904
Cinderella Media Group Ltd.	2,725	472	262	258	5,949
Civeo Corp.	127,754	73,191	51,268	1,427	20,459
Clip Corp.	3,253	-	148	118	2,669
Codorus Valley Bancorp, Inc.	9,462	677	546	247	9,961
Core Molding Technologies, Inc.	5,277	-	1,260	-	-
Cosmos Pharmaceutical Corp.	220,093	-	50,488	728	187,035
CRA International, Inc.	23,464	704	25,669	-	-
Create SD Holdings Co. Ltd.	78,557	-	4,918	1,029	124,773
CSE Global Ltd.	27,687	-	1,104	997	17,630
Cybernet Systems Co. Ltd.	7,278	-	3,017	167	-
Daewon Pharmaceutical Co. Ltd.	17,803	-	548	182	34,578
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Daiichi Kensetsu Corp.	$ 28,865	$ -	$ 1,201	$ 361	$ 20,366
DCC PLC (United Kingdom)	455,343	-	30,538	10,208	593,760
Deepak Fertilisers and Petrochemicals Corp. Ltd.	20,290	-	-	475	16,720
Deepak Nitrite Ltd.	7,934	-	1,268	78	-
Divestco, Inc.	514	-	12	-	-
Dong Suh Companies, Inc.	98,054	302	14,512	2,389	-
DongKook Pharmaceutical Co. Ltd.	23,113	-	7,051	170	34,394
Doshisha Co. Ltd.	36,672	-	16,273	562	-
DVx, Inc.	7,461	-	408	109	8,933
Ebix, Inc.	32,550	17,575	9,935	899	97,038
EcoGreen International Group Ltd.	13,710	181	663	390	12,396
Educational Development Corp.	1,803	-	86	119	1,700
Elematec Corp.	21,667	-	1,349	676	25,776
Endurance Specialty Holdings Ltd.	133,500	-	8,274	3,441	166,380
EOH Holdings Ltd.	68,225	-	4,741	721	100,360
Essendant, Inc. (formerly United Stationers, Inc.)	91,070	-	6,708	1,298	80,696
Excel Co. Ltd.	17,995	-	548	235	13,278
Farstad Shipping ASA	56,831	-	809	927	8,658
First Juken Co. Ltd.	21,501	-	943	475	17,668
Folli Follie SA	175,629	-	3,198	4,027	101,818
Food Empire Holdings Ltd.	15,401	-	548	-	8,282
Foremost Income Fund	11,488	-	-	503	8,325
Fresh Del Monte Produce, Inc.	183,119	-	20,797	3,027	219,996
Fuji Kosan Co. Ltd.	4,721	-	187	89	3,206
Fuji Oil Co. Ltd.	18,497	-	7,142	119	-
Fujikura Kasei Co., Ltd.	16,414	-	762	348	13,516
Fursys, Inc.	30,525	-	-	504	28,393
Fyffes PLC (Ireland)	40,978	-	2,444	787	41,727
Gabia, Inc.	6,631	-	537	20	6,135
GameStop Corp. Class A	244,471	75,001	21,973	9,470	346,709
Gencor Industries, Inc.	4,833	-	273	-	4,030
Genky Stores, Inc.	9,170	-	886	102	27,461
Genworth Financial, Inc. Class A	287,527	55,421	10,994	-	184,627
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Genworth MI Canada, Inc.	$ 173,311	$ -	$ 9,875	$ 6,706	$ -
Geodesic Ltd.	141	-	-	-	0
Geospace Technologies Corp.	-	32,582	984	-	22,267
Geumhwa PSC Co. Ltd.	13,551	-	-	222	13,184
Gildan Activewear, Inc.	416,798	-	39,339	2,950	418,291
Glentel, Inc.	21,636	-	47,021	216	-
Global Brass & Copper Holdings, Inc.	17,018	2,881	3,044	181	19,375
Goodfellow, Inc.	7,612	-	340	238	5,591
Green Dot Corp. Class A	35,823	9,636	4,801	-	-
Greggs PLC	85,359	-	111,833	3,977	-
Guess?, Inc.	220,700	1,360	19,005	7,434	165,690
Gujarat Narmada Valley Fertilizers Co.	17,956	2,627	-	678	13,618
Gujarat State Fertilizers & Chemicals Ltd.	39,198	849	-	-	35,961
Gulfmark Offshore, Inc. Class A	-	66,448	1,766	363	23,790
Gulliver International Co. Ltd.	52,416	-	48,562	458	-
Halows Co. Ltd.	17,545	-	1,083	188	25,090
Hamakyorex Co. Ltd.	22,785	-	1,345	252	26,715
Hampshire Group Ltd.	3,215	-	41	-	212
Handsome Co. Ltd.	64,893	-	-	554	83,048
Hanger, Inc.	3,076	59,861	2,830	-	57,876
Hankook Shell Oil Co. Ltd.	32,938	-	3,151	935	-
Hanwha Galleria Timeworld Co. Ltd.	15,301	-	4,843	259	39,235
Heartland Payment Systems, Inc.	92,227	-	7,194	698	-
Helen of Troy Ltd.	148,105	-	12,334	-	228,641
Hiday Hidaka Corp.	33,700	-	2,637	426	40,481
Honshu Chemical Industry Co. Ltd.	7,278	-	479	185	10,002
Hoshiiryou Sanki Co. Ltd.	10,695	-	466	109	8,771
Houston Wire & Cable Co.	14,709	-	669	582	10,734
HTL International Holdings Ltd.	6,374	-	264	225	4,283
Hurco Companies, Inc.	20,014	-	3,596	168	16,320
Hutech Norin Co. Ltd.	10,027	-	454	222	8,174
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Huvitz Co. Ltd.	$ 12,665	$ -	$ 5,430	$ 76	$ 12,997
Hwacheon Machine Tool Co. Ltd.	13,316	-	-	250	12,522
Hyster-Yale Materials Handling Class B	24,831	-	-	344	-
I-Sheng Electric Wire & Cable Co. Ltd.	17,949	-	-	1,154	13,148
IA Group Corp.	6,654	-	299	159	5,216
ICT Automatisering NV	5,754	-	504	180	5,896
IDIS Holdings Co. Ltd.	10,574	-	-	61	12,624
Ihara Science Corp.	9,965	334	452	188	8,834
Il Dong Holdings Co. Ltd.	33,888	-	64,872	349	-
Image Sensing Systems, Inc.	902	-	1,440	-	-
Indra Sistemas	246,916	-	9,318	-	169,695
InfoVine Co. Ltd.	4,567	-	-	114	5,103
Intage Holdings, Inc.	28,886	-	2,039	435	31,087
Intelligent Digital Integrated Security Co. Ltd.	14,181	-	-	214	15,377
INTOPS Co. Ltd.	15,300	-	-	193	11,689
INZI Controls Co. Ltd.	7,865	-	-	115	6,514
Isewan Terminal Service Co. Ltd.	9,659	112	624	261	8,195
Isra Vision AG	26,613	-	1,392	150	23,885
Jaya Holdings Ltd.	3,588	-	104	-	1,855
Jeil Pharmaceutical Co.	41,772	-	15,771	63	18,836
JLM Couture, Inc.	480	-	29	-	472
Jorudan Co. Ltd.	3,396	-	200	54	4,190
Jumbo SA	171,244	-	2,990	4,565	80,910
Kingboard Chemical Holdings Ltd.	192,634	-	8,183	5,836	146,025
Knoll, Inc.	50,211	-	67,961	1,060	-
Know IT AB	14,765	-	582	544	10,231
Kohsoku Corp.	18,643	-	783	358	14,026
Kondotec, Inc.	11,235	324	578	268	10,267
Korea Electric Terminal Co. Ltd.	30,276	-	-	263	61,233
KSK Co., Ltd.	4,659	-	249	116	5,260
Kwang Dong Pharmaceutical Co. Ltd.	28,744	-	-	188	38,549
Kyeryong Construction Industrial Co. Ltd.	14,021	-	117	-	8,226
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Kyoto Kimono Yuzen Co. Ltd.	$ 15,644	$ -	$ 1,331	$ 502	$ 11,861
Kyowakogyosyo Co. Ltd.	2,650	-	105	41	2,066
LCNB Corp.	11,296	-	565	470	11,315
Leeno Industrial, Inc.	29,484	-	6,753	411	-
LHC Group, Inc.	43,196	-	4,865	-	68,529
Liquidity Services, Inc.	21,496	-	9,182	-	-
Majestic Wine PLC	11,599	19,797	1,120	126	26,324
Maruzen Co. Ltd.	17,696	-	863	300	16,235
Mastek Ltd.	6,384	-	2,503	49	4,763
Mega First Corp. Bhd	16,087	-	21	514	13,926
Melbourne IT Ltd.	11,855	-	524	299	10,855
Melcor Real Estate Investment Trust	7,956	-	5,964	230	-
Melexis NV	138,271	-	11,396	3,218	148,117
Mesa Laboratories, Inc.	23,017	-	1,288	187	29,561
Metro, Inc. Class A (sub. vtg.)	683,831	-	54,235	9,627	797,492
Michang Oil Industrial Co. Ltd.	12,084	-	-	237	10,693
Miroku Corp.	2,570	-	120	52	2,045
Mitani Sekisan Co. Ltd.	26,116	-	1,297	243	23,565
Mitie Group PLC	116,293	-	9,945	4,028	103,021
Motonic Corp.	47,265	-	-	616	32,471
Mr. Bricolage SA	19,662	-	796	374	14,004
Muhak Co. Ltd.	91,496	-	-	-	126,833
Multi-Fineline Electronix, Inc.	23,457	-	26,799	-	-
Murakami Corp.	11,394	809	752	147	14,734
Muramoto Electronic Thailand PCL (For. Reg.)	9,776	-	534	365	9,302
Nac Co. Ltd.	16,765	-	536	361	9,298
Nadex Co. Ltd.	5,729	-	313	115	5,599
Nafco Co. Ltd.	38,984	-	1,722	675	35,808
Nakayamafuku Co. Ltd.	8,185	968	423	253	7,870
NCI, Inc. Class A	7,824	-	479	103	9,297
ND Software Co. Ltd.	14,791	32	755	183	16,181
Neonode, Inc.	-	7,687	3,673	-	7,987
NETGEAR, Inc.	77,282	-	17,333	-	64,766
Next PLC	1,843,594	-	108,175	76,641	1,892,126
Nextchip Co. Ltd.	2,932	-	533	-	5,920
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
NICE Total Cash Management Co., Ltd.	$ 6,502	$ -	$ -	$ 109	$ 8,924
Nippo Ltd.	3,637	-	158	99	3,050
Nippon Rietec Co. Ltd.	8,888	1,591	504	92	9,073
Nishimatsuya Chain Co. Ltd.	37,519	-	29,704	710	-
North Valley Bancorp	8,681	-	31	-	-
Northrim Bancorp, Inc.	11,905	-	11,081	174	-
Norwood Financial Corp.	3,924	1,960	292	217	5,907
Nucleus Software Exports Ltd.	7,468	-	-	173	9,754
Nutraceutical International Corp.	25,624	-	1,299	-	25,454
OFG Bancorp	39,972	-	372	907	19,975
OM Group, Inc.	54,889	-	58,160	405	-
P&F Industries, Inc. Class A	2,962	-	156	-	2,998
Pacific Premier Bancorp, Inc.	13,189	-	914	-	-
Pal Co. Ltd.	43,884	-	9,963	656	37,955
Panasonic Information Systems Co.	16,217	-	2,771	314	-
Parker Corp.	10,561	14	523	122	8,347
Pelion SA	14,467	-	1,080	285	10,840
Pinnacle Technology Holdings Ltd.	11,606	-	449	-	8,437
Piolax, Inc.	37,494	-	2,524	453	47,481
Prim SA	14,023	-	861	798	17,873
Qol Co. Ltd.	11,928	237	2,720	316	31,465
Relo Holdings Corp.	92,610	-	13,282	1,247	130,540
RenaissanceRe Holdings Ltd.	294,359	-	15,722	3,508	306,331
Rocky Mountain Chocolate Factory, Inc.	6,174	-	972	214	5,336
Ruby Tuesday, Inc.	31,434	-	11,247	-	27,415
S&T Holdings Co. Ltd.	13,996	-	-	121	16,528
Safeway, Inc.	489,018	74,344	570,236	7,214	-
Sakai Moving Service Co. Ltd.	28,310	-	1,409	414	34,043
Samsung Climate Control Co. Ltd.	4,792	-	-	30	4,502
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Sanei Architecture Planning Co. Ltd.	$ 12,065	$ -	$ 606	$ 240	$ 15,750
Sarantis SA	24,399	-	485	345	17,343
ScanSource, Inc.	71,308	10,672	4,488	-	82,806
Seagate Technology LLC	1,706,620	-	78,782	59,067	1,397,845
Select Harvests Ltd.	25,659	416	2,339	890	48,010
Senshu Electric Co. Ltd.	15,708	-	847	295	17,070
Servotronics, Inc.	1,053	-	53	23	907
Sewon Precision Industries Co. Ltd.	14,512	-	-	-	10,763
Shibaura Electronics Co. Ltd.	15,062	-	674	280	11,265
Shinsegae Engineering & Construction Co. Ltd.	4,744	-	5,596	-	-
ShoLodge, Inc.	2	-	-	-	0
Sigmatron International, Inc.	2,230	448	184	-	1,539
Sinwa Ltd.	4,865	95	217	416	3,883
SJM Co. Ltd.	11,967	95	-	194	7,201
SJM Holdings Co. Ltd.	6,085	-	-	202	5,807
Societe Pour L'Informatique Industrielle SA	18,979	-	807	169	14,968
Soken Chemical & Engineer Co. Ltd.	8,865	-	405	203	7,392
Sonic Corp.	83,339	-	104,218	252	-
Span-America Medical System, Inc.	5,472	-	269	445	4,705
Sportscene Group, Inc. Class A	3,027	-	105	-	1,550
Stanley Furniture Co., Inc.	2,988	-	2,191	-	-
Steiner Leisure Ltd.	61,992	-	12,294	-	74,171
Step Co. Ltd.	9,870	-	514	237	10,335
Sterling Construction Co., Inc.	15,563	769	458	-	8,258
Strattec Security Corp.	13,458	-	5,101	86	-
Strongco Corp.	3,296	-	105	-	1,733
Sun Hing Vision Group Holdings Ltd.	7,647	-	448	628	8,958
Sunjin Co. Ltd.	29,546	-	-	62	22,678
Super Micro Computer, Inc.	58,812	17,962	47,567	-	-
Swift Energy Co.	48,193	-	624	-	3,025
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Sword Group	$ 14,347	$ -	$ 680	$ 656	$ 13,247
SYNNEX Corp.	219,474	-	12,933	1,665	244,095
T&K Toka Co. Ltd.	16,827	-	770	216	13,984
Techno Smart Corp.	5,246	-	205	97	3,673
Telechips, Inc.	4,533	-	-	56	6,347
Tessco Technologies, Inc.	15,558	1,915	630	520	14,363
The Monogatari Corp.	15,496	-	907	189	17,928
The Pack Corp.	38,239	-	1,920	701	37,618
Titan Machinery, Inc.	16,490	17	840	-	-
TKH Group NV unit	65,799	-	12,212	1,745	-
Tocalo Co. Ltd.	15,754	-	953	429	17,980
Tohoku Steel Co. Ltd.	9,460	-	437	80	7,715
Token Corp.	44,843	-	8,546	646	54,313
Tokyo Kisen Co. Ltd.	5,487	-	274	158	5,573
Tokyo Kohtetsu Co. Ltd.	5,646	-	241	129	4,235
Tokyo Tekko Co. Ltd.	23,726	-	1,055	404	20,674
Tomen Devices Corp.	11,462	-	557	196	11,055
Tomen Electronics Corp.	23,083	-	19,858	-	-
Total Energy Services, Inc.	48,493	-	1,794	410	25,838
Totech Corp.	7,537	190	388	177	7,147
TOW Co. Ltd.	7,918	-	503	284	11,251
Trancom Co. Ltd.	39,830	-	2,410	517	54,381
Trio-Tech International	1,032	-	45	-	785
Triple-S Management Corp.	41,913	-	4,639	-	47,695
Tsukui Corp.	21,377	2,556	1,034	193	19,071
UANGEL Corp.	2,764	-	1,734	57	-
UKC Holdings Corp.	23,792	-	1,405	477	30,529
Uni-Select, Inc.	50,376	-	6,166	835	80,306
Unit Corp.	214,459	52,975	7,180	-	94,775
Universal Security Instruments, Inc.	857	-	349	-	1,063
Unum Group	571,080	98,368	36,516	12,832	664,653
Utah Medical Products, Inc.	21,459	-	1,250	413	21,392
VSE Corp.	30,705	-	4,089	200	21,733
VST Holdings Ltd.	37,074	-	2,605	2,153	46,996
W&T Offshore, Inc.	65,425	9,424	1,758	988	22,025
Watts Co. Ltd.	13,030	-	554	199	10,812
Weight Watchers International, Inc.	100,767	1,782	2,482	-	17,956
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Whanin Pharmaceutical Co. Ltd.	$ 27,350	$ -	$ 2,616	$ 332	$ 36,620
WIN-Partners Co. Ltd.	17,424	-	966	418	20,387
Workman Co. Ltd.	70,306	-	3,975	923	85,485
YBM Sisa.com, Inc.	3,758	-	343	143	-
Yip's Chemical Holdings Ltd.	19,617	-	873	957	14,805
Youngone Holdings Co. Ltd.	70,566	-	3,168	352	67,061
Yusen Logistics Co. Ltd.	43,703	-	4,183	557	37,858
Yutaka Giken Co. Ltd.	32,940	-	1,585	450	28,522
Total	$ 19,153,371	$ 1,028,316	$ 2,681,588	$ 412,326	$ 17,233,360

* Includes the value of securities delivered through in-kind transactions, if applicable.

Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 11,648,068	$ 11,434,066	$ 27,209	$ 186,793
Consumer Staples	3,295,425	3,233,955	40,529	20,941
Energy	1,389,556	1,085,432	304,124	-
Financials	5,450,717	4,841,910	567,975	40,832
Health Care	5,145,082	5,145,082	-	-
Industrials	3,461,147	3,446,447	8,325	6,375
Information Technology	8,333,550	8,326,122	-	7,428
Materials	1,097,999	1,081,095	-	16,904
Telecommunication Services	2,170	2,170	-	-
Utilities	197,222	197,222	-	-
Corporate Bonds	4,455	-	4,455	-
Money Market Funds	4,602,099	4,602,099	-	-
Total Investments in Securities:	$ 44,627,490	$ 43,395,600	$ 952,617	$ 279,273

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 6,080,595
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 11,080
Net Realized Gain (Loss) on Investment Securities	(12,710)
Net Unrealized Gain (Loss) on Investment Securities	(278,480)
Cost of Purchases	12,140
Proceeds of Sales	(11,104)
Amortization/Accretion	-
Transfers into Level 3	558,827
Transfers out of Level 3	(480)
Ending Balance	$ 279,273
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ (291,614)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through in-kind transactions. See Note 4 of the Notes to Financial Statements.Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	56.8%
United Kingdom	7.7%
Japan	7.1%
Ireland	5.4%
Canada	4.0%
Bermuda	3.0%
Korea (South)	2.9%
Netherlands	2.4%
Taiwan	1.4%
Cayman Islands	1.2%
Italy	1.2%
Bailiwick of Guernsey	1.0%
Others (Individually Less Than 1%)	5.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $508,666) - See accompanying schedule: Unaffiliated issuers (cost $11,930,193)	$ 22,792,031
Fidelity Central Funds (cost $4,602,099)	4,602,099
Other affiliated issuers (cost $8,913,788)	17,233,360
Total Investments (cost $25,446,080)		$ 44,627,490
Cash		1,326
Foreign currency held at value (cost $899)		899
Receivable for investments sold		72,737
Receivable for fund shares sold		25,676
Dividends receivable		63,589
Interest receivable		183
Distributions receivable from Fidelity Central Funds		1,573
Other receivables		1,813
Total assets		44,795,286

Liabilities
Payable for investments purchased	$ 24,659
Payable for fund shares redeemed	67,574
Accrued management fee	24,309
Other affiliated payables	4,486
Other payables and accrued expenses	2,066
Collateral on securities loaned, at value	533,239
Total liabilities		656,333

Net Assets		$ 44,138,953
Net Assets consist of:
Paid in capital		$ 23,582,023
Undistributed net investment income		254,596
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,120,672
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,181,662
Net Assets		$ 44,138,953

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2015

Low-Priced Stock: Net Asset Value, offering price and redemption price per share ($30,149,887 ÷ 572,608 shares)	$ 52.65

Class K: Net Asset Value, offering price and redemption price per share ($13,989,066 ÷ 265,773 shares)	$ 52.64

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2015

Investment Income
Dividends (including $412,326 earned from other affiliated issuers)		$ 804,688
Interest		252
Income from Fidelity Central Funds		23,775
Total income		828,715

Expenses
Management fee
Basic fee	$ 275,296
Performance adjustment	14,689
Transfer agent fees	52,004
Accounting and security lending fees	2,424
Custodian fees and expenses	2,942
Independent trustees' compensation	198
Registration fees	224
Audit	232
Legal	132
Miscellaneous	325
Total expenses before reductions	348,466
Expense reductions	(1,711)	346,755
Net investment income (loss)		481,960
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,851,835
Other affiliated issuers	1,136,238
Foreign currency transactions	(5,144)
Total net realized gain (loss)		2,982,929
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $7,220)	641,564
Assets and liabilities in foreign currencies	1,220
Total change in net unrealized appreciation (depreciation)		642,784
Net gain (loss)		3,625,713
Net increase (decrease) in net assets resulting from operations		$ 4,107,673

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 481,960	$ 513,196
Net realized gain (loss)	2,982,929	3,427,430
Change in net unrealized appreciation (depreciation)	642,784	2,225,261
Net increase (decrease) in net assets resulting from operations	4,107,673	6,165,887
Distributions to shareholders from net investment income	(489,296)	(372,615)
Distributions to shareholders from net realized gain	(2,217,917)	(2,653,754)
Total distributions	(2,707,213)	(3,026,369)
Share transactions - net increase (decrease)	(4,036,455)	768,382
Redemption fees	1,697	2,996
Total increase (decrease) in net assets	(2,634,298)	3,910,896

Net Assets
Beginning of period	46,773,251	42,862,355
End of period (including undistributed net investment income of $254,596 and undistributed net investment income of $303,889, respectively)	$ 44,138,953	$ 46,773,251

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Low-Priced Stock

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 51.03	$ 47.84	$ 38.52	$ 40.67	$ 33.07
Income from Investment Operations
Net investment income (loss) B	.52	.53	.48	.37	.23
Net realized and unrealized gain (loss)	4.06	5.96	11.61	(.03)	7.53
Total from investment operations	4.58	6.49	12.09	.34	7.76
Distributions from net investment income	(.52)	(.39)	(.49)	(.28)	(.15)
Distributions from net realized gain	(2.44)	(2.91)	(2.28)	(2.21)	(.01)
Total distributions	(2.96)	(3.30)	(2.77)	(2.49)	(.16)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 52.65	$ 51.03	$ 47.84	$ 38.52	$ 40.67
Total Return A	9.32%	14.42%	33.12%	1.68%	23.53%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.82%	.79%	.88%	.83%
Expenses net of fee waivers, if any	.79%	.82%	.79%	.88%	.83%
Expenses net of all reductions	.79%	.82%	.79%	.88%	.83%
Net investment income (loss)	1.02%	1.07%	1.14%	1.00%	.61%
Supplemental Data
Net assets, end of period (in millions)	$ 30,150	$ 30,576	$ 28,171	$ 22,999	$ 26,762
Portfolio turnover rate D	9% G	12% G	11%	19%	15%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 51.02	$ 47.83	$ 38.52	$ 40.67	$ 33.11
Income from Investment Operations
Net investment income (loss) B	.57	.58	.53	.42	.28
Net realized and unrealized gain (loss)	4.06	5.96	11.60	(.03)	7.51
Total from investment operations	4.63	6.54	12.13	.39	7.79
Distributions from net investment income	(.57)	(.44)	(.54)	(.33)	(.23)
Distributions from net realized gain	(2.44)	(2.91)	(2.28)	(2.21)	(.01)
Total distributions	(3.01)	(3.35)	(2.82)	(2.54)	(.23) H
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 52.64	$ 51.02	$ 47.83	$ 38.52	$ 40.67
Total Return A	9.44%	14.55%	33.27%	1.83%	23.66%
Ratios to Average Net AssetsC, E
Expenses before reductions	.69%	.72%	.68%	.76%	.71%
Expenses net of fee waivers, if any	.69%	.72%	.68%	.76%	.71%
Expenses net of all reductions	.69%	.72%	.68%	.76%	.70%
Net investment income (loss)	1.11%	1.17%	1.26%	1.12%	.74%
Supplemental Data
Net assets, end of period (in millions)	$ 13,989	$ 16,198	$ 14,691	$ 9,985	$ 8,031
Portfolio turnover rate D	9% G	12% G	11%	19%	15%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.226 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in-kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 21,658,184
Gross unrealized depreciation	(2,635,801)
Net unrealized appreciation (depreciation) on securities	$ 19,022,383

Tax Cost	$ 25,605,107

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 256,107
Undistributed long-term capital gain	$ 1,279,698
Net unrealized appreciation (depreciation) on securities and other investments	$ 19,022,803

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 550,274	$ 502,790
Long-term Capital Gains	2,156,939	2,523,579
Total	$ 2,707,213	$ 3,026,369

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,529,104 and $5,351,533, respectively.

Redemptions In-Kind. During the period, 43,165 shares of the Fund held by unaffiliated entities were redeemed for cash and investments, including accrued interest, with a value of $2,214,623. The net realized gain of $1,228,379 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Low-Priced Stock as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Low-Priced Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Low-Priced Stock	$ 44,661.15
Class K	7,343.05
	$ 52,004

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $142 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $32.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $67 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $18,291. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $16,764, including $1,439 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Expense Reductions - continued

$433 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $182 and a portion of class-level operating expenses as follows:

Amount
Low-Priced Stock	$ 1,090

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Low-Priced Stock	$ 308,914	$ 232,537
Class K	180,382	140,078
Total	$ 489,296	$ 372,615
From net realized gain
Low-Priced Stock	$ 1,447,788	$ 1,731,108
Class K	770,129	922,646
Total	$ 2,217,917	$ 2,653,754

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Low-Priced Stock
Shares sold	49,502	85,303	$ 2,521,927	$ 4,180,051
Reinvestment of distributions	32,942	39,938	1,647,856	1,842,708
Shares redeemed	(108,975) A	(114,924) B	(5,539,766) A	(5,671,216) B
Net increase (decrease)	(26,531)	10,317	$ (1,369,983)	$ 351,543
Class K
Shares sold	55,038	69,134	$ 2,806,178	$ 3,397,015
Reinvestment of distributions	19,018	23,051	950,511	1,062,724
Shares redeemed	(125,754) A	(81,847) B	(6,423,161) A	(4,042,900) B
Net increase (decrease)	(51,698)	10,338	$ (2,666,472)	$ 416,839

A Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

B Amount includes in-kind redemptions.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. 2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Low-Priced Stock	09/14/15	09/11/15	$0.301	$1.540

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $1,706,397,202, or, if subsequently determined to be different, the net capital gain of such year.

Low-Priced Stock designates 57% and 74% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Low-Priced Stock designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Low-Priced Stock Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Low-Priced Stock Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, M A

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

LPS-UANN-0915
1.789249.112

Fidelity®

Low-Priced Stock Fund -
Class K

Annual Report

July 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class K A	9.44%	16.04%	9.22%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Low-Priced Stock Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund - Class K on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Lead Portfolio Manager Joel Tillinghast: For the year, the fund's share classes fell short of the benchmark Russell 2000® Index. (For specific class-level results, please see the Performance section of this report.) Relative results were hurt in part by the fund's roughly 11% average cash stake in a rising market, weak stock picks in information technology and a general avoidance of biotechnology stocks, a category that soared during the period. The fund's biggest individual detractor was Seagate Technology, a top holding. The computer hard-drive maker returned roughly -11% for the year on a waning market for PCs, pricing pressure in disk drives and a headwind from a stronger U.S. dollar. The fund's foreign holdings also were hurt by the dollar's gain. Contributing to results were stock picks in consumer staples and an average underweighting in the hard-hit energy sector. Among individual stocks, the top-performer by far was our biggest position, UnitedHealth Group. Shares of the health insurer hit record highs over the period, as the company posted solid earnings growth and better-than-expected results in its services business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period* February 1, 2015 to July 31, 2015
Low-Priced Stock	.78%
Actual		$ 1,000.00	$ 1,081.10	$ 4.02
Hypothetical A		$ 1,000.00	$ 1,020.93	$ 3.91
Class K	.68%
Actual		$ 1,000.00	$ 1,081.80	$ 3.51
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	5.1	4.8
Next PLC	4.3	3.9
Seagate Technology LLC	3.2	3.7
Best Buy Co., Inc.	2.3	2.6
Microsoft Corp.	2.2	2.4
Ross Stores, Inc.	2.2	2.0
Metro, Inc. Class A (sub. vtg.)	1.8	1.8
Barratt Developments PLC	1.7	1.3
Unum Group	1.5	1.4
DCC PLC (United Kingdom)	1.4	0.9
	25.7
Top Five Market Sectors as of July 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.4	26.1
Information Technology	18.9	19.2
Financials	12.4	11.8
Health Care	11.7	10.8
Industrials	7.8	7.5
Asset Allocation (% of fund's net assets)
As of July 31, 2015*		As of January 31, 2015**
	Stocks 90.7%		Stocks 89.3%
	Bonds 0.0%†		Bonds 0.0%†
	Short-Term Investments and Net Other Assets (Liabilities) 9.3%		Short-Term Investments and Net Other Assets (Liabilities) 10.7%
* Foreign investments	43.2%	** Foreign investments	41.5%
† Amount represents less than 0.1%

Annual Report

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 90.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 26.4%
Auto Components - 1.5%
ASTI Corp. (e)	1,206,000	$ 2,228
ATLASBX Co. Ltd.	270,000	8,255
Gentex Corp.	300,000	4,824
Hi-Lex Corp.	1,237,100	39,728
Horizon Global Corp. (a)	630,877	7,899
INFAC Corp.	325,139	1,614
INZI Controls Co. Ltd. (e)	1,516,000	6,514
Johnson Controls, Inc.	6,606,900	301,010
Motonic Corp. (e)	3,250,000	32,471
Murakami Corp. (e)	838,000	14,734
Nippon Seiki Co. Ltd.	2,931,500	58,637
Piolax, Inc. (e)	920,900	47,481
S&T Holdings Co. Ltd. (e)	834,300	16,528
Samsung Climate Control Co. Ltd. (e)	499,950	4,502
Sewon Precision Industries Co. Ltd. (a)(e)	500,000	10,763
Shoei Co. Ltd.	363,900	6,433
SJM Co. Ltd. (e)	1,282,000	7,201
SJM Holdings Co. Ltd. (e)	1,332,974	5,807
Strattec Security Corp.	162,600	11,429
Sungwoo Hitech Co. Ltd.	1,888,517	14,593
TBK Co. Ltd.	1,028,800	4,732
The Goodyear Tire & Rubber Co.	444,127	13,382
Yachiyo Industry Co. Ltd.	944,500	8,124
Yutaka Giken Co. Ltd. (e)	1,364,800	28,522
		657,411
Distributors - 0.3%
Chori Co. Ltd.	478,200	7,385
Doshisha Co. Ltd.	1,051,400	19,512
Educational Development Corp. (e)	356,392	1,700
Nakayamafuku Co. Ltd. (e)	1,118,600	7,870
SPK Corp.	236,200	4,477
Uni-Select, Inc. (e)	1,785,900	80,306
		121,250
Diversified Consumer Services - 0.4%
American Public Education, Inc. (a)	47,879	1,239
Career Education Corp. (a)	1,234,300	3,925
Clip Corp. (e)	302,600	2,669
Cross-Harbour Holdings Ltd.	596,400	762
DeVry, Inc.	730,100	22,180
Houghton Mifflin Harcourt Co. (a)	1,350,000	35,276
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Meiko Network Japan Co. Ltd.	920,900	$ 10,217
Novarese, Inc. (d)	237,800	1,754
Regis Corp. (a)	535,000	7,827
Shingakukai Co. Ltd.	175,300	900
Steiner Leisure Ltd. (a)(e)	1,285,452	74,171
Step Co. Ltd. (e)	1,197,100	10,335
Weight Watchers International, Inc. (a)(d)(e)	4,489,100	17,956
YBM Sisa.com, Inc.	808,655	2,906
		192,117
Hotels, Restaurants & Leisure - 0.5%
Ambassadors Group, Inc. (a)(e)	1,225,000	2,842
Ark Restaurants Corp. (e)	194,400	4,734
BRONCO BILLY Co. Ltd. (d)	97,200	1,977
Create Restaurants Holdings, Inc.	453,300	10,706
Flanigan's Enterprises, Inc.	46,500	1,351
Hiday Hidaka Corp. (e)	1,661,271	40,481
Ibersol SGPS SA	529,500	5,030
Interval Leisure Group, Inc.	850,000	18,122
Intralot SA (a)	1,457,500	2,657
Koshidaka Holdings Co. Ltd.	655,180	14,723
Kura Corp. Ltd.	193,800	5,973
Nathan's Famous, Inc. (a)	5,000	154
Ohsho Food Service Corp.	576,200	19,341
Ruby Tuesday, Inc. (a)(e)	3,735,000	27,415
Sportscene Group, Inc. Class A (e)	368,500	1,550
St. Marc Holdings Co. Ltd.	750,000	26,143
The Monogatari Corp. (e)	495,400	17,928
Toridoll.corporation	1,050,000	15,080
		216,207
Household Durables - 3.6%
Abbey PLC (e)	1,973,500	31,427
Barratt Developments PLC (e)	77,445,600	767,988
Bellway PLC	4,533,400	170,689
Blyth, Inc. (a)	414,400	1,910
D.R. Horton, Inc.	4,859,600	144,282
Dorel Industries, Inc. Class B (sub. vtg.)	2,992,900	76,319
Emak SpA	4,876,400	4,734
First Juken Co. Ltd. (e)	1,556,300	17,668
Helen of Troy Ltd. (a)(e)	2,604,700	228,641
Henry Boot PLC	3,727,300	13,853
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
HTL International Holdings Ltd. (e)	26,704,700	$ 4,283
Libbey, Inc.	690,000	25,675
NACCO Industries, Inc. Class A	285,500	14,495
P&F Industries, Inc. Class A (a)(e)	349,000	2,998
Panasonic Corp.	1,326,000	15,493
Sanei Architecture Planning Co. Ltd. (e)	1,345,300	15,750
Stanley Furniture Co., Inc. (a)	449,766	1,376
Steinhoff International Holdings Ltd.	3,330,946	20,162
Token Corp. (e)	830,000	54,313
		1,612,056
Internet & Catalog Retail - 0.2%
Belluna Co. Ltd. (e)	9,539,100	57,188
Liberty Interactive Corp. Qvc G Series A (a)	876,000	25,448
PetMed Express, Inc. (d)	48,600	819
		83,455
Leisure Products - 0.3%
Accell Group NV (e)	2,226,400	48,781
Arctic Cat, Inc.	350,000	10,014
Fenix Outdoor AB Class B	32,298	0
JAKKS Pacific, Inc. (a)(d)	701,000	6,905
Kabe Husvagnar AB (B Shares)	307,998	3,642
Mars Engineering Corp.	519,500	8,907
Mattel, Inc.	890,300	20,664
Miroku Corp. (e)	780,000	2,045
Smith & Wesson Holding Corp. (a)(d)	1,109,300	17,993
Trigano SA	52,509	2,307
		121,258
Media - 1.0%
Chime Communications PLC	4,061,100	22,895
Cinderella Media Group Ltd. (e)	17,670,000	5,949
Corus Entertainment, Inc. Class B (non-vtg.) (d)	651,000	6,994
Crown Media Holdings, Inc. Class A (a)	1,022,330	4,570
Discovery Communications, Inc. Class A (a)(d)	325,000	10,732
DreamWorks Animation SKG, Inc. Class A (a)	2,356,600	56,818
Gannett Co., Inc.	1,900,000	24,035
GfK AG	161,200	6,869
Harte-Hanks, Inc.	823,500	3,862
Hyundai HCN	2,723,979	9,461
Intage Holdings, Inc. (e)	1,852,300	31,087
Ipsos SA	9,787	245
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
ITE Group PLC	95,600	$ 275
Live Nation Entertainment, Inc. (a)	1,220,000	31,988
Pico Far East Holdings Ltd.	20,598,000	6,085
Proto Corp.	459,000	7,185
RKB Mainichi Broadcasting Corp.	236,000	1,809
Saga Communications, Inc. Class A	424,800	17,204
Sky Network Television Ltd.	6,498,384	26,252
Starz Series A (a)	1,864,900	75,435
STW Group Ltd.	4,557,505	2,515
Tegna, Inc.	708,300	20,633
Television Broadcasts Ltd.	3,829,000	20,251
TOW Co. Ltd. (e)	2,252,700	11,251
TVA Group, Inc. Class B (non-vtg.) (a)	3,435,303	13,449
WOWOW INC.	94,700	2,781
		420,630
Multiline Retail - 4.5%
Hanwha Galleria Timeworld Co. Ltd. (e)	305,000	39,235
Lifestyle International Holdings Ltd.	37,828,500	61,581
Next PLC (e)	15,164,200	1,892,126
Watts Co. Ltd. (e)	1,284,800	10,812
		2,003,754
Specialty Retail - 11.8%
Aarons, Inc. Class A	462,300	17,096
ABC-MART, Inc.	124,200	7,466
Abercrombie & Fitch Co. Class A (d)(e)	6,988,500	140,399
Adastria Co. Ltd.	350,000	16,916
Aeropostale, Inc. (a)(d)(e)	7,829,900	11,823
AT-Group Co. Ltd.	1,190,000	25,445
AutoZone, Inc. (a)	828,865	580,985
Bed Bath & Beyond, Inc. (a)	6,077,700	396,448
Best Buy Co., Inc. (e)	31,558,400	1,019,021
BMTC Group, Inc. (e)	5,155,500	60,706
Bonia Corp. Bhd	2,503,000	632
Bonjour Holdings Ltd.	4,315,000	262
Buffalo Co. Ltd. (e)	103,500	731
Cash Converters International Ltd.	22,897,710	11,716
Chico's FAS, Inc.	1,980,000	30,136
CST Brands, Inc.	2,652,300	100,469
Delek Automotive Systems Ltd.	719,800	8,013
Destination Maternity Corp.	290,000	2,862
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
DSW, Inc. Class A	189,700	$ 6,169
Folli Follie SA (e)	4,089,700	101,818
Formosa Optical Technology Co. Ltd.	659,000	1,499
Fourlis Holdings SA (a)	485,800	1,408
Francesca's Holdings Corp. (a)	150,000	1,824
GameStop Corp. Class A (d)(e)	7,561,800	346,709
GNC Holdings, Inc.	1,138,300	56,016
Goldlion Holdings Ltd.	18,444,000	8,184
Guess?, Inc. (e)	7,569,200	165,690
Halfords Group PLC	1,243,300	10,562
Hour Glass Ltd.	8,307,200	5,268
IA Group Corp. (e)	804,000	5,216
John David Group PLC	2,644,500	33,245
Jumbo SA (e)	11,143,968	80,910
K's Denki Corp.	2,819,400	89,745
Ku Holdings Co. Ltd.	945,400	6,026
Kyoto Kimono Yuzen Co. Ltd. (e)	1,432,800	11,861
Le Chateau, Inc. Class A (sub. vtg.) (a)	1,862,700	641
Leon's Furniture Ltd.	289,200	3,251
Lewis Group Ltd.	1,197,200	5,446
Mr. Bricolage SA (e)	956,575	14,004
Nafco Co. Ltd. (e)	2,154,300	35,808
Nishimatsuya Chain Co. Ltd.	1,420,000	13,669
Office Depot, Inc. (a)	1,552,100	12,417
Pal Co. Ltd. (e)	1,200,000	37,955
Party City Holdco, Inc.	180,600	3,724
Ross Stores, Inc.	18,125,400	963,546
Sally Beauty Holdings, Inc. (a)	580,600	17,296
Second Chance Properties Ltd.	2,403,500	534
Second Chance Properties Ltd. warrants 7/24/17 (a)	8,528,200	12
Select Comfort Corp. (a)	958,400	24,957
Silvano Fashion Group A/S	7,460	10
Sonic Automotive, Inc. Class A (sub. vtg.)	964,700	22,468
Staples, Inc.	23,139,500	340,382
Super Retail Group Ltd.	1,448,164	9,770
The Buckle, Inc. (d)	782,800	34,623
The Men's Wearhouse, Inc.	184,900	11,005
The Stanley Gibbons Group PLC	1,038,900	3,959
Urban Outfitters, Inc. (a)	75,000	2,447
USS Co. Ltd.	9,713,700	170,784
Williams-Sonoma, Inc.	184,900	15,654
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Workman Co. Ltd. (e)	1,354,800	$ 85,485
Zumiez, Inc. (a)	390,000	10,179
		5,203,302
Textiles, Apparel & Luxury Goods - 2.3%
Bijou Brigitte Modische Accessoires AG	41,500	2,396
Coach, Inc.	2,170,300	67,713
Daphne International Holdings Ltd.	924,000	184
Deckers Outdoor Corp. (a)	38,300	2,791
Embry Holdings Ltd.	1,500,000	793
F&F Co. Ltd.	306,793	4,512
Fossil Group, Inc. (a)	2,164,200	148,789
Geox SpA (a)(d)	2,280,000	9,265
Gildan Activewear, Inc. (e)	12,969,700	418,291
Hampshire Group Ltd. (a)(e)	847,200	212
Handsome Co. Ltd. (e)	2,436,150	83,048
JLM Couture, Inc. (a)(e)	181,500	472
Movado Group, Inc.	75,090	1,902
Portico International Holdings (a)	11,334,500	5,556
Steven Madden Ltd. (a)	840,600	35,036
Sun Hing Vision Group Holdings Ltd. (e)	22,045,000	8,958
Texwinca Holdings Ltd.	56,174,000	67,968
Tungtex Holdings Co. Ltd.	12,412,000	1,873
Van de Velde	66,319	4,129
Vera Bradley, Inc. (a)(d)	1,090,900	11,847
Victory City International Holdings Ltd.	61,142,150	9,464
Youngone Corp.	500,000	24,999
Youngone Holdings Co. Ltd. (e)	889,600	67,061
Yue Yuen Industrial (Holdings) Ltd.	12,111,000	39,369
		1,016,628
TOTAL CONSUMER DISCRETIONARY		11,648,068
CONSUMER STAPLES - 7.5%
Beverages - 1.3%
Baron de Ley SA (a)	147,300	14,616
C&C Group PLC	3,334,666	12,994
Kweichow Moutai Co. Ltd.	275,110	9,163
Monster Beverage Corp. (a)	2,486,400	381,787
Muhak Co. Ltd. (a)(e)	2,759,180	126,833
Olvi PLC (A Shares)	26,469	769
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Spritzer Bhd	2,350,100	$ 1,157
Synergy Co. (a)	94,388	882
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	494,860	1,602
		549,803
Food & Staples Retailing - 4.6%
Aoki Super Co. Ltd.	189,000	2,059
Belc Co. Ltd. (e)	1,882,600	66,533
Cosmos Pharmaceutical Corp. (e)	1,453,300	187,035
Create SD Holdings Co. Ltd. (e)	2,050,900	124,773
Daikokutenbussan Co. Ltd.	644,500	24,909
Dong Suh Companies, Inc.	4,786,599	170,768
Fyffes PLC (Ireland) (e)	27,158,200	41,727
Genky Stores, Inc. (d)(e)	221,000	27,461
Greggs PLC	2,850,000	60,307
Halows Co. Ltd. (e)	1,497,100	25,090
Jeronimo Martins SGPS SA	1,840,800	27,353
Kusuri No Aoki Co. Ltd.	923,300	47,903
Majestic Wine PLC (d)(e)	3,875,095	26,324
MARR SpA	378,000	6,999
Metro, Inc. Class A (sub. vtg.) (e)	29,305,999	797,492
Qol Co. Ltd. (e)	1,856,100	31,465
Retail Partners Co. Ltd.	428,200	4,111
Safeway, Inc.:
rights (a)	16,069,900	0
rights (a)	16,069,900	2,893
Sligro Food Group NV	1,206,400	46,373
Sundrug Co. Ltd.	1,944,000	113,407
Tesco PLC	12,051,600	40,529
Total Produce PLC	9,917,100	14,050
Valor Co. Ltd.	215,200	5,287
Walgreens Boots Alliance, Inc.	145,600	14,069
Welcia Holdings Co. Ltd. (d)	486,000	24,862
Yaoko Co. Ltd.	1,535,400	75,943
		2,009,722
Food Products - 1.5%
Aryzta AG	1,642,800	83,424
Blue Buffalo Pet Products, Inc.	92,600	2,587
Cranswick PLC	996,864	25,686
Dean Foods Co. (d)	1,900,000	33,820
Devro PLC	2,748,800	13,018
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Dutch Lady Milk Industries Bhd	100,000	$ 1,226
Food Empire Holdings Ltd. (a)(e)	48,347,000	8,282
Fresh Del Monte Produce, Inc. (e)	5,566,700	219,996
Hilton Food Group PLC	661,300	4,549
Inventure Foods, Inc. (a)	332,500	3,268
Lifeway Foods, Inc. (a)	60,000	883
Nam Yang Dairy Products	11,000	6,953
Omega Protein Corp. (a)	648,000	9,215
Pacific Andes International Holdings Ltd. (a)	114,542,500	3,842
Pacific Andes Resources Development Ltd. (a)	214,494,393	8,443
Patties Food Ltd.	3,448,534	2,899
President Rice Products PCL	1,183,000	1,681
Rocky Mountain Chocolate Factory, Inc. (e)	411,082	5,336
Samyang Genex Co. Ltd.	76,173	12,314
Seaboard Corp. (a)	43,928	152,650
Select Harvests Ltd. (e)	4,979,628	48,010
Sunjin Co. Ltd. (e)	813,630	22,678
Synear Food Holdings Ltd. (a)	38,027,000	0
United Food Holdings Ltd.	2,062,850	301
		671,061
Household Products - 0.0%
Energizer Holdings, Inc.	218,700	8,422
Personal Products - 0.1%
Grape King Bio Ltd.	1,748,000	11,705
Nutraceutical International Corp. (a)(e)	1,053,104	25,454
Oriflame Cosmetics SA SDR (a)	18,897	278
Sarantis SA (e)	2,225,700	17,343
		54,780
Tobacco - 0.0%
Karelia Tobacco Co., Inc.	1,786	427
TOTAL CONSUMER STAPLES		3,294,215
ENERGY - 3.1%
Energy Equipment & Services - 1.3%
AKITA Drilling Ltd. Class A (non-vtg.)	1,636,500	11,574
Atwood Oceanics, Inc. (d)(e)	5,625,000	117,000
Boustead Singapore Ltd.	3,827,625	3,348
Cal Dive International, Inc. (a)(e)	5,572,400	33
Carbo Ceramics, Inc. (d)(e)	2,181,900	71,675
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Cathedral Energy Services Ltd.	1,474,700	$ 2,176
Divestco, Inc. (a)	3,222,500	123
Farstad Shipping ASA (e)	2,946,600	8,658
Fugro NV (Certificaten Van Aandelen) (a)(d)	1,760,800	36,887
Geospace Technologies Corp. (a)(e)	1,276,800	22,267
Gulfmark Offshore, Inc. Class A (d)(e)	2,525,430	23,790
Nabors Industries Ltd.	661,223	7,677
Noble Corp. (d)	2,251,800	26,909
Oil States International, Inc. (a)	1,841,700	55,454
Paragon Offshore PLC (d)	764,900	570
Petrofac Ltd.	523,500	7,194
PHX Energy Services Corp.	143,500	500
Precision Drilling Corp.	1,529,900	7,779
ProSafe ASA	8,972,300	26,142
Shinko Plantech Co. Ltd.	1,414,000	11,672
Solstad Offshore ASA	1,062,400	4,344
Total Energy Services, Inc. (e)	2,284,800	25,838
Unit Corp. (a)(e)	4,803,600	94,775
		566,385
Oil, Gas & Consumable Fuels - 1.8%
Adams Resources & Energy, Inc.	146,451	6,996
Beach Energy Ltd. (d)	14,639,149	10,433
Boardwalk Pipeline Partners, LP	615,000	8,561
Bonavista Energy Corp. (d)	385,700	1,445
Denbury Resources, Inc. (d)	7,436,000	29,298
Eni SpA	17,377,900	304,124
Fuji Kosan Co. Ltd. (e)	708,300	3,206
Fuji Oil Co. Ltd.	3,304,500	12,452
Great Eastern Shipping Co. Ltd.	4,800,000	26,056
Hankook Shell Oil Co. Ltd.	60,000	23,721
HollyFrontier Corp.	293,600	14,169
Marathon Oil Corp.	645,162	13,555
Michang Oil Industrial Co. Ltd. (e)	173,900	10,693
Newfield Exploration Co. (a)	1,994,741	65,408
Statoil ASA sponsored ADR (d)	337,400	5,705
Stone Energy Corp. (a)	2,430,167	14,071
Swift Energy Co. (a)(d)(e)	4,137,100	3,025
Tesoro Corp.	1,409,278	137,179
Tsakos Energy Navigation Ltd.	800,000	7,296
Uehara Sei Shoji Co. Ltd.	899,000	3,866
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
W&T Offshore, Inc. (d)(e)	5,842,300	$ 22,025
Whiting Petroleum Corp. (a)	328,300	6,727
World Fuel Services Corp.	2,100,622	85,390
WPX Energy, Inc. (a)	893,071	7,770
		823,171
TOTAL ENERGY		1,389,556
FINANCIALS - 12.4%
Banks - 1.6%
ACNB Corp.	121,700	2,497
Bank of Ireland (a)	381,749,000	160,690
BBCN Bancorp, Inc.	2,358,900	36,209
Camden National Corp.	44,468	1,790
Cathay General Bancorp	2,850,000	91,514
Codorus Valley Bancorp, Inc. (e)	481,920	9,961
ConnectOne Bancorp, Inc.	762,800	16,293
Customers Bancorp, Inc.	144,800	3,642
Dimeco, Inc.	26,938	1,028
Eagle Bancorp, Inc. (a)	508,500	22,577
East West Bancorp, Inc.	1,990,000	89,072
EFG Eurobank Ergasias SA (a)	311,404,200	39,856
Farmers & Merchants Bancorp, Inc.	42,600	1,161
First Bancorp, Puerto Rico (a)	7,428,572	32,017
First NBC Bank Holding Co. (a)	436,800	16,686
First Niagara Financial Group, Inc.	989,104	9,604
First West Virginia Bancorp, Inc.	52,771	1,071
Investors Bancorp, Inc.	2,163,700	26,354
LCNB Corp. (e)	706,726	11,315
Norwood Financial Corp. (e)	192,710	5,907
OFG Bancorp (d)(e)	2,478,342	19,975
Pacific Premier Bancorp, Inc. (a)	866,200	16,466
Popular, Inc. (a)	1,657,600	50,756
SpareBank 1 SR-Bank ASA (primary capital certificate)	1,370,900	8,140
Sparebanken More (primary capital certificate)	231,634	6,465
Sparebanken Nord-Norge	2,170,100	10,786
Stock Yards Bancorp, Inc.	72,300	2,665
Trico Bancshares	369,184	9,152
Wilshire Bancorp, Inc.	1,263,400	14,681
		718,330
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - 0.1%
AllianceBernstein Holding LP	665,000	$ 18,268
Federated Investors, Inc. Class B (non-vtg.)	347,200	11,704
State Street Corp.	348,800	26,704
		56,676
Consumer Finance - 0.7%
Aeon Credit Service (Asia) Co. Ltd.	14,166,000	10,489
EZCORP, Inc. (non-vtg.) Class A (a)	917,100	6,502
Green Dot Corp. Class A (a)	2,378,100	49,274
H&T Group PLC	598,700	1,889
Nicholas Financial, Inc. (a)	240,900	3,153
Santander Consumer U.S.A. Holdings, Inc. (a)	3,594,907	86,925
SLM Corp. (a)	1,807,500	16,502
Synchrony Financial (d)	3,428,200	117,793
		292,527
Diversified Financial Services - 0.4%
Credit Analysis & Research Ltd.	50,000	1,111
Newship Ltd. (a)	2,500	976
NICE Holdings Co. Ltd.	900,000	17,174
NICE Information Service Co. Ltd.	1,700,000	17,860
Ricoh Leasing Co. Ltd.	850,900	27,119
The NASDAQ OMX Group, Inc.	83,300	4,251
Voya Financial, Inc.	2,000,000	93,900
		162,391
Insurance - 8.3%
Admiral Group PLC	508,500	11,761
AEGON NV	52,951,000	407,285
AFLAC, Inc.	330,700	21,181
Amlin PLC	1,997,400	15,924
April (e)	2,555,400	34,520
Assurant, Inc. (e)	4,834,600	360,661
Axis Capital Holdings Ltd. (e)	7,028,300	404,549
CNO Financial Group, Inc.	1,109,300	19,790
Endurance Specialty Holdings Ltd. (e)	2,394,300	166,380
FBD Holdings PLC	161,200	1,354
Genworth Financial, Inc. Class A (a)(e)	26,337,700	184,627
Hartford Financial Services Group, Inc.	6,300,000	299,565
HCC Insurance Holdings, Inc.	410,500	31,674
Hiscox Ltd.	1,175,128	16,984
James River Group Holdings Ltd.	243,228	6,677
Lincoln National Corp.	7,240,800	407,802
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
MBIA, Inc. (a)	380,900	$ 2,266
MetLife, Inc.	828,800	46,197
National Interstate Corp.	850,000	21,471
National Western Life Insurance Co. Class A	137,070	33,032
NN Group NV	1,237,630	38,187
Primerica, Inc.	499,700	22,601
Progressive Corp.	601,700	18,352
RenaissanceRe Holdings Ltd. (e)	2,854,900	306,331
Torchmark Corp.	783,350	48,262
Unum Group (e)	18,545,000	664,653
Validus Holdings Ltd.	1,747,200	80,983
		3,673,069
Real Estate Investment Trusts - 0.5%
Annaly Capital Management, Inc.	14,650,000	145,768
Corrections Corp. of America	462,300	16,259
Nsi NV	74,103	332
VEREIT, Inc.	4,306,900	37,728
		200,087
Real Estate Management & Development - 0.4%
Anabuki Kosan, Inc.	477,500	905
Century21 Real Estate Japan Ltd. (d)	108,100	1,055
Devine Ltd. (a)	1,956,888	930
Leopalace21 Corp. (a)	4,722,200	25,833
Relo Holdings Corp. (e)	1,214,600	130,540
Tejon Ranch Co. (a)	195,100	4,842
		164,105
Thrifts & Mortgage Finance - 0.4%
ASAX Co. Ltd.	89,000	1,168
BofI Holding, Inc. (a)	184,900	22,715
Farmer Mac Class C (non-vtg.)	630,900	16,877
Genworth MI Canada, Inc.	4,446,200	105,218
Genworth Mortgage Insurance Ltd. (d)	8,027,905	21,007
Lake Sunapee Bank Group	194,800	2,903
Meridian Bancorp, Inc. (a)	1,046,300	13,644
		183,532
TOTAL FINANCIALS		5,450,717
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 11.7%
Biotechnology - 1.2%
Amgen, Inc.	2,762,700	$ 487,865
Baxalta, Inc.	925,000	30,368
		518,233
Health Care Equipment & Supplies - 1.2%
Apex Biotechnology Corp.	1,400,000	1,791
Arts Optical International Holdings Ltd. (e)	31,282,640	12,106
Atrion Corp.	9,296	3,755
Audika SA	287,200	5,567
Boston Scientific Corp. (a)	1,109,300	19,235
Exactech, Inc. (a)	46,200	923
Hoshiiryou Sanki Co. Ltd. (e)	331,400	8,771
Huvitz Co. Ltd. (e)	700,000	12,997
Microlife Corp.	3,130,500	7,465
Mindray Medical International Ltd. sponsored ADR	1,062,200	28,987
Nakanishi, Inc.	626,700	24,980
Pacific Hospital Supply Co. Ltd.	400,000	686
Prim SA (e)	1,597,100	17,873
ResMed, Inc.	218,300	12,650
Span-America Medical System, Inc. (e)	266,100	4,705
St. Jude Medical, Inc.	2,265,700	167,254
St.Shine Optical Co. Ltd.	2,224,000	28,871
Supermax Corp. Bhd	26,193,300	16,872
Techno Medica Co. Ltd.	42,800	1,024
Top Glove Corp. Bhd	1,000,000	1,995
Utah Medical Products, Inc. (e)	391,300	21,392
Zimmer Biomet Holdings, Inc.	1,149,044	119,581
		519,480
Health Care Providers & Services - 8.2%
A/S One Corp.	236,100	7,792
Aetna, Inc.	4,722,200	533,467
Almost Family, Inc. (a)(e)	862,614	37,748
Amedisys, Inc. (a)	557,700	24,332
Anthem, Inc.	2,072,000	319,647
Diversicare Healthcare Services, Inc.	48,100	586
DVx, Inc. (e)	775,800	8,933
Farmacol SA	47,800	636
Grupo Casa Saba SA de CV (a)	11,937,000	0
Hanger, Inc. (a)(e)	2,674,510	57,876
Hi-Clearance, Inc.	1,489,000	4,256
LHC Group, Inc. (a)(e)	1,700,900	68,529
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Lifco AB	915,900	$ 17,858
Medica Sur SA de CV	378,000	1,262
MEDNAX, Inc. (a)	184,200	15,591
National Healthcare Corp.	6,164	390
Pelion SA (e)	584,200	10,840
The Ensign Group, Inc.	605,700	30,963
Triple-S Management Corp. (a)(e)	2,210,134	47,695
Tsukui Corp. (d)(e)	2,462,100	19,071
U.S. Physical Therapy, Inc.	140,700	7,437
United Drug PLC (United Kingdom)	9,700,419	75,971
UnitedHealth Group, Inc.	18,343,500	2,226,898
Wellcare Health Plans, Inc. (a)	733,800	59,291
WIN-Partners Co. Ltd. (e)	1,404,500	20,387
		3,597,456
Health Care Technology - 0.0%
Arrhythmia Research Technology, Inc. (a)	84,000	535
ND Software Co. Ltd. (e)	1,338,700	16,181
Quality Systems, Inc.	194,400	2,479
		19,195
Pharmaceuticals - 1.1%
Biofermin Pharmaceutical Co. Ltd.	25,500	617
Bliss Gvs Pharma Ltd. (a)	4,570,530	13,932
Daewon Pharmaceutical Co. Ltd. (e)	1,679,963	34,578
Daewoong Co. Ltd.	90,000	6,306
DongKook Pharmaceutical Co. Ltd. (e)	650,000	34,394
FDC Ltd.	3,600,000	9,331
Fuji Pharma Co. Ltd.	285,200	5,097
Genomma Lab Internacional SA de CV (a)	1,399,124	1,298
Indivior PLC	17,266,100	71,130
Jeil Pharmaceutical Co. (e)	861,300	18,836
Kwang Dong Pharmaceutical Co. Ltd. (e)	3,100,000	38,549
Kyung Dong Pharmaceutical Co. Ltd.	48,531	1,013
Mylan N.V.	416,000	23,292
Pharmstandard OJSC (a)	18,897	313
Phibro Animal Health Corp. Class A	337,400	13,253
Recordati SpA	6,226,000	155,148
Torrent Pharmaceuticals Ltd.	150,000	3,379
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Tsumura & Co.	1,125,600	$ 23,632
Whanin Pharmaceutical Co. Ltd. (e)	1,750,000	36,620
		490,718
TOTAL HEALTH CARE		5,145,082
INDUSTRIALS - 7.8%
Aerospace & Defense - 0.2%
AAR Corp.	383,900	10,346
Aerojet Rocketdyne Holdings, Inc. (a)	1,399,901	32,772
Engility Holdings, Inc. (d)	862,400	18,895
Magellan Aerospace Corp.	360,900	5,083
Textron, Inc.	378,550	16,543
		83,639
Air Freight & Logistics - 0.3%
Air T, Inc. (a)(e)	225,400	5,035
Atlas Air Worldwide Holdings, Inc. (a)(e)	1,675,000	82,326
Hub Group, Inc. Class A (a)	486,922	20,514
Yusen Logistics Co. Ltd. (e)	3,407,400	37,858
		145,733
Airlines - 0.0%
Republic Airways Holdings, Inc. (a)	760,000	3,830
SkyWest, Inc.	241,819	4,005
		7,835
Building Products - 0.0%
Kondotec, Inc. (e)	1,654,600	10,267
Commercial Services & Supplies - 0.8%
1010 Printing Group Ltd.	21,363,640	3,417
ABM Industries, Inc.	10,767	355
AJIS Co. Ltd. (e)	496,100	14,551
Asia File Corp. Bhd	4,480,000	4,024
CECO Environmental Corp.	739,500	6,656
Civeo Corp. (e)	9,560,200	20,459
Essendant, Inc. (e)	2,191,644	80,696
Fursys, Inc. (e)	950,000	28,393
Kruk SA	9,544	439
Matthews International Corp. Class A	200,000	10,770
Mears Group PLC	1,578,015	9,611
Mitie Group PLC (e)	20,487,405	103,021
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Moleskine SpA	330,500	$ 580
Moshi Moshi Hotline, Inc.	97,200	993
Multi-Color Corp.	192,900	12,319
Nac Co. Ltd. (e)	1,151,200	9,298
NICE Total Cash Management Co., Ltd. (e)	2,601,400	8,924
Prestige International, Inc.	764,300	6,913
RPS Group PLC	566,700	1,894
The Brink's Co.	10,900	340
VICOM Ltd.	3,131,500	14,221
West Corp.	1,080,600	31,175
		369,049
Construction & Engineering - 1.0%
AECOM Technology Corp. (a)(e)	8,224,496	253,561
Arcadis NV	1,180,600	30,989
Astaldi SpA (d)	2,635,300	25,353
Ausdrill Ltd.	2,328,844	511
Boustead Projects Pte Ltd. (a)	1,148,287	724
C-Cube Corp.	358,600	1,447
Daiichi Kensetsu Corp. (e)	1,920,900	20,366
Engineers India Ltd.	2,100,000	7,932
EPCO Co. Ltd. (d)	49,100	812
Geumhwa PSC Co. Ltd. (e)	325,000	13,184
Heijmans NV (Certificaten Van Aandelen) (a)	27,364	335
Jacobs Engineering Group, Inc. (a)	215,400	9,073
Kyeryong Construction Industrial Co. Ltd. (a)(e)	880,000	8,226
Meisei Industrial Co. Ltd.	1,227,300	6,001
Mirait Holdings Corp.	1,713,200	19,671
Nippon Rietec Co. Ltd. (e)	1,300,000	9,073
Sanyo Engineering & Construction, Inc.	413,000	2,033
Severfield PLC	3,069,633	3,451
Shinnihon Corp.	1,749,700	8,400
ShoLodge, Inc. (a)(e)	461,027	0
Sterling Construction Co., Inc. (a)(e)	1,760,800	8,258
Tutor Perini Corp. (a)	629,800	13,182
United Integration Services Co. Ltd.	5,143,500	5,069
Vianini Lavori SpA	661,300	5,258
		452,909
Electrical Equipment - 1.0%
Aichi Electric Co. Ltd.	1,702,000	5,946
Aros Quality Group AB	806,000	11,212
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
AZZ, Inc. (e)	1,381,400	$ 71,487
Bharat Heavy Electricals Ltd.	21,000,000	91,350
BWX Technologies, Inc.	1,519,822	37,327
Chiyoda Integre Co. Ltd.	484,000	10,740
EnerSys	277,300	17,317
FW Thorpe PLC	4,858,700	14,227
GrafTech International Ltd. (a)	92,100	463
Graphite India Ltd.	1,427,257	1,769
Hammond Power Solutions, Inc. Class A	407,100	2,272
I-Sheng Electric Wire & Cable Co. Ltd. (e)	12,500,000	13,148
Jinpan International Ltd.	95,600	435
Korea Electric Terminal Co. Ltd. (e)	700,000	61,233
Servotronics, Inc. (e)	151,100	907
TKH Group NV unit	1,749,400	75,122
		414,955
Industrial Conglomerates - 1.4%
DCC PLC (United Kingdom) (e)	7,514,100	593,760
Reunert Ltd.	1,889,000	9,452
		603,212
Machinery - 1.5%
Aalberts Industries NV (e)	8,748,500	274,598
Allison Transmission Holdings, Inc.	392,130	11,442
ASL Marine Holdings Ltd. (e)	31,217,300	8,533
CKD Corp.	1,473,300	14,622
Foremost Income Fund (a)(e)	2,141,103	8,325
Gencor Industries, Inc. (a)(e)	420,200	4,030
Global Brass & Copper Holdings, Inc. (e)	1,149,837	19,375
Hillenbrand, Inc.	485,300	13,763
Hurco Companies, Inc. (e)	521,400	16,320
Hwacheon Machine Tool Co. Ltd. (e)	219,900	12,522
Hyster-Yale Materials Handling:
Class A	230,400	15,591
Class B (a)	310,000	20,978
Ihara Science Corp. (e)	1,094,900	8,834
Jaya Holdings Ltd. (e)	68,762,300	1,855
Joy Global, Inc. (d)	101,600	2,683
Kyowakogyosyo Co. Ltd. (e)	347,000	2,066
Maruzen Co. Ltd. (e)	1,765,000	16,235
Metka SA	801,700	6,375
Mincon Group PLC	2,263,257	1,740
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Mirle Automation Corp.	4,200,000	$ 3,436
Nadex Co. Ltd. (e)	884,000	5,599
Nakano Refrigerators Co. Ltd.	18,900	547
Nitchitsu Co. Ltd.	426,000	808
Oshkosh Corp.	2,172,400	79,379
Semperit AG Holding	497,300	20,653
SIMPAC, Inc.	583,000	3,050
Takamatsu Machinery Co. Ltd.	391,300	3,419
Techno Smart Corp. (e)	996,000	3,673
Terex Corp.	1,166,300	25,845
Tocalo Co. Ltd. (e)	874,900	17,980
TriMas Corp. (a)	1,558,335	36,621
Trinity Industrial Corp.	801,000	3,154
Valmet Corp.	665,517	7,865
		671,916
Marine - 0.0%
Tokyo Kisen Co. Ltd. (e)	921,000	5,573
Professional Services - 0.5%
Akka Technologies SA (e)	1,228,555	40,883
Boardroom Ltd.	2,860,542	1,116
CBIZ, Inc. (a)	1,046,900	10,260
Clarius Group Ltd. (a)	3,584,803	655
CRA International, Inc. (a)	175,000	4,085
Exova Group Ltd. PLC	4,444,933	11,679
ICF International, Inc. (a)	357,466	13,105
McMillan Shakespeare Ltd.	94,778	987
Sporton International, Inc.	300,000	1,834
Stantec, Inc.	3,872,200	107,682
Synergie SA	141,600	3,880
TrueBlue, Inc. (a)	679,400	17,501
VSE Corp. (e)	458,500	21,733
		235,400
Road & Rail - 0.6%
Alps Logistics Co. Ltd. (e)	1,587,300	20,415
CSX Corp.	794,880	24,864
Daqin Railway Co. Ltd. (A Shares)	26,000,000	42,791
Hamakyorex Co. Ltd. (e)	696,300	26,715
Higashi Twenty One Co. Ltd.	278,100	1,032
Hutech Norin Co. Ltd. (e)	961,100	8,174
Roadrunner Transportation Systems, Inc. (a)	630,900	16,517
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
Sakai Moving Service Co. Ltd. (e)	723,700	$ 34,043
Trancom Co. Ltd. (e)	950,600	54,381
Universal Truckload Services, Inc.	1,265,000	26,729
		255,661
Trading Companies & Distributors - 0.4%
AddTech AB (B Shares)	1,369,600	20,322
AerCap Holdings NV (a)	411,236	19,262
Goodfellow, Inc. (e)	803,500	5,591
Hanwa Co. Ltd.	599,000	2,605
HERIGE	67,853	1,997
Houston Wire & Cable Co. (e)	1,161,700	10,734
KS Energy Services Ltd. (a)	14,640,200	2,988
Meiwa Corp.	1,437,400	4,628
Mitani Shoji Co. Ltd.	755,600	19,784
MRC Global, Inc. (a)	1,270,530	16,326
Otec Corp.	138,200	1,114
Parker Corp. (e)	2,469,000	8,347
Richelieu Hardware Ltd. (d)	322,300	16,758
Senshu Electric Co. Ltd. (e)	994,600	17,070
Strongco Corp. (a)(e)	944,188	1,733
Tanaka Co. Ltd.	40,600	253
TECHNO ASSOCIE Co. Ltd.	283,500	2,841
Titan Machinery, Inc. (a)	1,067,404	14,997
Totech Corp. (e)	991,900	7,147
Willis Lease Finance Corp. (a)	9,249	154
		174,651
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd. (e)	1,436,500	8,195
Meiko Transportation Co. Ltd.	921,000	7,580
Sinwa Ltd. (e)	22,670,400	3,883
Wesco Aircraft Holdings, Inc. (a)	742,800	10,689
		30,347
TOTAL INDUSTRIALS		3,461,147
INFORMATION TECHNOLOGY - 18.9%
Communications Equipment - 0.3%
Bel Fuse, Inc. Class A (e)	213,567	4,111
Black Box Corp. (e)	1,658,340	25,970
ClearOne, Inc.	193,400	2,454
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Ixia (a)	1,130,852	$ 14,927
Juniper Networks, Inc.	375,290	10,666
NETGEAR, Inc. (a)(e)	1,933,900	64,766
Tessco Technologies, Inc. (e)	582,200	14,363
		137,257
Electronic Equipment & Components - 3.4%
A&D Co. Ltd. (e)	1,142,400	4,590
AAC Technology Holdings, Inc.	378,000	2,145
Beijer Electronics AB	119,100	756
CDW Corp.	891,600	32,035
DigiTech Systems Co., Ltd. (a)	725,000	0
Dynapack International Technology Corp.	3,200,000	5,155
Elec & Eltek International Co. Ltd.	1,657,300	1,384
Elematec Corp. (e)	1,105,000	25,776
Excel Co. Ltd. (d)(e)	837,900	13,278
Fabrinet (a)	380,200	7,057
Hi-P International Ltd.	19,407,800	7,003
Hon Hai Precision Industry Co. Ltd. (Foxconn)	157,988,000	452,606
Huan Hsin Holdings Ltd. (a)	4,704,000	134
IDIS Holdings Co. Ltd. (e)	800,000	12,624
Image Sensing Systems, Inc. (a)	95,900	418
Insight Enterprises, Inc. (a)	1,165,500	31,457
Intelligent Digital Integrated Security Co. Ltd. (e)	941,210	15,377
INTOPS Co. Ltd. (e)	859,900	11,689
Isra Vision AG (e)	403,200	23,885
Keysight Technologies, Inc. (a)	3,280,000	100,171
Kingboard Chemical Holdings Ltd. (e)	87,079,000	146,025
Kingboard Laminates Holdings Ltd.	8,288,000	3,646
Lumax International Corp. Ltd.	1,800,000	2,428
Mesa Laboratories, Inc. (e)	285,500	29,561
Multi-Fineline Electronix, Inc. (a)	1,128,244	20,150
Muramoto Electronic Thailand PCL (For. Reg.) (e)	1,416,600	9,302
Neonode, Inc. (a)(d)(e)	3,107,951	7,987
Nippo Ltd. (e)	840,021	3,050
Orbotech Ltd. (a)	920,900	17,534
Pinnacle Technology Holdings Ltd. (a)(e)	8,783,900	8,437
Redington India Ltd. (a)	4,700,000	8,660
ScanSource, Inc. (a)(e)	2,188,900	82,806
Shibaura Electronics Co. Ltd. (e)	716,300	11,265
Sigmatron International, Inc. (a)(e)	239,000	1,539
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Simplo Technology Co. Ltd.	9,000,000	$ 36,955
SYNNEX Corp. (e)	3,227,483	244,095
Taitron Components, Inc. Class A (sub. vtg.) (a)	130,000	128
Tomen Devices Corp. (e)	626,200	11,055
Tripod Technology Corp.	600,000	940
TTM Technologies, Inc. (a)	1,518,733	13,866
UKC Holdings Corp. (e)	1,445,800	30,529
Universal Security Instruments, Inc. (a)(e)	177,204	1,063
VST Holdings Ltd. (e)	137,481,800	46,996
Wireless Telecom Group, Inc. (a)	462,800	949
		1,486,506
Internet Software & Services - 0.2%
Bankrate, Inc. (a)	1,110,040	10,124
Blucora, Inc. (a)	489,260	6,933
DeNA Co. Ltd.	566,700	11,271
Gabia, Inc. (e)	1,255,000	6,135
Liquidity Services, Inc. (a)(d)	472,200	4,240
Melbourne IT Ltd. (e)	7,500,000	10,855
NetGem SA	944,500	2,448
Rentabiliweb Group SA (a)	84,900	624
Softbank Technology Corp.	142,800	1,594
Stamps.com, Inc. (a)	373,600	25,629
UANGEL Corp.	375,000	1,775
		81,628
IT Services - 5.0%
ALTEN	815,900	41,111
Amdocs Ltd.	7,531,050	441,696
Argo Graphics, Inc.	424,800	6,269
Blackhawk Network Holdings, Inc. (a)	1,897,386	87,147
Calian Technologies Ltd. (e)	717,000	10,340
Cardtronics, Inc. (a)	291,537	10,807
CGI Group, Inc. Class A (sub. vtg.) (a)	315,400	11,783
Computer Sciences Corp.	4,269,800	279,373
Computer Services, Inc.	259,700	10,492
CSE Global Ltd. (e)	45,206,800	17,630
Data#3 Ltd.	3,116,716	2,164
Dimerco Data System Corp.	600,000	388
eClerx Services Ltd.	1,350,000	31,330
EOH Holdings Ltd. (e)	7,366,700	100,360
EPAM Systems, Inc. (a)	114,500	8,486
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Estore Corp.	157,700	$ 1,550
EVERTEC, Inc.	1,793,300	33,750
ExlService Holdings, Inc. (a)	327,006	12,678
Genpact Ltd. (a)	436,800	9,701
Heartland Payment Systems, Inc.	1,802,300	112,283
HIQ International AB	723,100	3,713
Indra Sistemas (d)(e)	15,111,400	169,695
Know IT AB (e)	1,590,300	10,231
Leidos Holdings, Inc.	1,151,200	46,969
Luxoft Holding, Inc. (a)	115,100	7,224
ManTech International Corp. Class A	1,162,600	34,657
Mastek Ltd. (a)(e)	1,650,000	4,763
MoneyGram International, Inc. (a)	484,700	4,944
NCI, Inc. Class A (e)	826,430	9,297
Net 1 UEPS Technologies, Inc. (a)	661,300	12,842
Neustar, Inc. Class A (a)(d)	1,270,000	39,205
Rolta India Ltd. (a)	2,699,942	4,789
Science Applications International Corp.	550,000	29,524
Societe Pour L'Informatique Industrielle SA (e)	1,841,800	14,968
Softcreate Co. Ltd.	411,100	3,101
Sopra Steria Group	17,606	1,682
The Western Union Co.	20,005,500	404,911
Total System Services, Inc.	247,800	11,453
TravelSky Technology Ltd. (H Shares)	1,944,000	2,350
Unisys Corp. (a)	627,770	9,963
Vantiv, Inc. (a)	554,800	24,411
Xerox Corp.	9,159,100	100,933
		2,180,963
Semiconductors & Semiconductor Equipment - 0.6%
Alpha & Omega Semiconductor Ltd. (a)(e)	1,918,700	15,062
Axell Corp. (e)	850,000	11,995
Lasertec Corp.	472,200	5,978
Leeno Industrial, Inc.	676,331	26,739
Marvell Technology Group Ltd.	512,330	6,373
Melexis NV (e)	2,775,600	148,117
Micron Technology, Inc. (a)	369,800	6,845
Miraial Co. Ltd.	199,800	2,054
Nextchip Co. Ltd. (a)(e)	975,000	5,920
Phison Electronics Corp.	1,900,000	13,653
Powertech Technology, Inc.	9,000,000	16,829
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Telechips, Inc. (e)	1,058,800	$ 6,347
Trio-Tech International (a)(e)	264,400	785
Varitronix International Ltd.	8,029,000	6,100
Y.A.C. Co., Ltd.	425,600	3,204
		276,001
Software - 5.2%
Activision Blizzard, Inc.	257,260	6,635
AdaptIT Holdings Ltd.	2,921,600	2,275
ANSYS, Inc. (a)(e)	4,604,400	433,504
AVG Technologies NV (a)	338,800	9,737
Axway Software SA	46,200	1,162
Cybernet Systems Co. Ltd.	1,355,100	4,920
Ebix, Inc. (d)(e)	3,131,278	97,038
Geodesic Ltd. (a)(e)	4,873,000	0
ICT Automatisering NV (e)	778,100	5,896
IGE + XAO SA	36,800	2,617
InfoVine Co. Ltd. (e)	175,000	5,103
init innovation in traffic systems AG	38,313	1,087
Jorudan Co. Ltd. (e)	483,500	4,190
King Digital Entertainment PLC (d)	283,900	4,409
KPIT Cummins Infosystems Ltd. (a)	9,000,000	15,528
KSK Co., Ltd. (e)	590,500	5,260
Micro Focus International PLC	350,943	7,662
Microsoft Corp.	21,000,000	980,700
Minefield Computers Ltd. (a)	1,650,000	7,428
NIIT Technologies Ltd. (a)	2,018,000	15,209
Nuance Communications, Inc. (a)	656,240	11,898
Nucleus Software Exports Ltd. (e)	2,200,000	9,754
Oracle Corp.	12,198,820	487,221
Parametric Technology Corp. (a)	665,828	24,203
Pro-Ship, Inc.	140,200	2,772
Reckon Ltd. (d)	95,614	148
Rovi Corp. (a)	690,100	7,584
RS Software (India) Ltd.	600,000	1,658
Software AG (Bearer)	3,220,000	96,348
Sword Group (e)	558,425	13,247
Symantec Corp.	563,160	12,806
Synopsys, Inc. (a)	323,700	16,457
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Vitec Software Group AB	193,400	$ 6,748
Zensar Technologies Ltd. (a)	800,000	11,943
		2,313,147
Technology Hardware, Storage & Peripherals - 4.2%
Avid Technology, Inc. (a)(d)	1,164,900	14,282
Compal Electronics, Inc.	72,000,000	48,440
EMC Corp.	511,030	13,742
Hewlett-Packard Co.	6,421,900	195,996
Lexmark International, Inc. Class A	1,920,000	65,261
Logitech International SA (Reg.) (d)	3,107,500	44,701
NCR Corp. (a)	147,830	4,071
QLogic Corp. (a)	1,609,466	14,276
Quantum Corp. (a)	6,224,100	6,598
Seagate Technology LLC (e)	27,625,400	1,397,845
Silicon Graphics International Corp. (a)	903,150	4,615
Super Micro Computer, Inc. (a)	1,314,200	35,050
TPV Technology Ltd.	77,350,000	13,171
		1,858,048
TOTAL INFORMATION TECHNOLOGY		8,333,550
MATERIALS - 2.4%
Chemicals - 1.7%
Aditya Birla Chemicals India Ltd. (e)	2,300,000	8,172
American Vanguard Corp.	48,600	623
C. Uyemura & Co. Ltd.	461,700	24,550
Chase Corp. (e)	837,500	32,018
Core Molding Technologies, Inc. (a)	340,200	6,491
Deepak Fertilisers and Petrochemicals Corp. Ltd. (e)	7,569,000	16,720
Deepak Nitrite Ltd.	5,000,000	5,571
EcoGreen International Group Ltd. (e)	46,424,400	12,396
FMC Corp.	2,762,600	134,097
Fujikura Kasei Co., Ltd. (e)	3,012,800	13,516
Fuso Chemical Co. Ltd.	1,244,700	15,477
Gujarat Narmada Valley Fertilizers Co. (a)(e)	13,541,878	13,618
Gujarat State Fertilizers & Chemicals Ltd. (a)(e)	31,500,000	35,961
Honshu Chemical Industry Co. Ltd. (e)	876,000	10,002
Huabao International Holdings Ltd.	4,782,000	2,326
Innospec, Inc.	799,400	34,574
Intrepid Potash, Inc. (a)	847,182	7,235
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
KPC Holdings Corp.	43,478	$ 2,752
KPX Chemical Co. Ltd.	163,083	7,930
KPX Green Chemical Co. Ltd.	369,165	1,517
Kraton Performance Polymers, Inc. (a)	266,400	5,467
Miwon Chemicals Co. Ltd.	55,095	2,230
Miwon Commercial Co. Ltd. (a)	13,819	2,139
Muto Seiko Co. Ltd.	276,200	1,495
Nano Chem Tech, Inc.	125,000	310
Nuplex Industries Ltd.	4,594,135	13,798
PolyOne Corp.	318,900	10,929
RPM International, Inc.	145,600	6,824
SK Kaken Co. Ltd.	359,000	37,657
Soda Aromatic Co. Ltd.	277,300	2,381
Soken Chemical & Engineer Co. Ltd. (e)	741,200	7,392
T&K Toka Co. Ltd. (e)	755,500	13,984
Thai Carbon Black PCL (For. Reg.) (a)	12,750,300	8,191
Thai Rayon PCL:
unit	95,200	62
(For. Reg.)	3,022,200	1,967
The Chemours Co. LLC	275,000	3,003
Tronox Ltd. Class A	702,657	7,715
UPL Ltd.	1,000,000	8,372
Yara International ASA	4,191,500	208,640
Yip's Chemical Holdings Ltd. (e)	28,550,000	14,805
		742,907
Construction Materials - 0.1%
Brampton Brick Ltd. Class A (sub. vtg.) (a)	783,500	4,194
Mitani Sekisan Co. Ltd. (e)	1,652,800	23,565
Titan Cement Co. SA (Reg.)	728,800	16,362
		44,121
Containers & Packaging - 0.4%
AMVIG Holdings Ltd.	2,120,600	1,001
Ball Corp.	230,778	15,656
Chuoh Pack Industry Co. Ltd. (e)	469,000	4,904
Kohsoku Corp. (e)	1,931,400	14,026
Samhwa Crown & Closure Co. Ltd.	50,000	1,972
Sealed Air Corp.	462,300	24,580
Silgan Holdings, Inc.	828,800	44,316
Sonoco Products Co.	354,333	14,627
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - continued
Starlite Holdings Ltd.	354,000	$ 21
The Pack Corp. (e)	1,832,600	37,618
		158,721
Metals & Mining - 0.2%
Alconix Corp. (e)	1,176,900	18,299
Blue Earth Refineries, Inc. (a)	262,009	0
Chubu Steel Plate Co. Ltd.	460,400	1,939
Compania de Minas Buenaventura SA sponsored ADR	2,507,500	17,853
Freeport-McMoRan, Inc.	474,175	5,572
Hill & Smith Holdings PLC	1,983,300	21,479
Orosur Mining, Inc. (a)	3,305,600	354
Orvana Minerals Corp. (a)	850,013	146
Pacific Metals Co. Ltd. (a)	4,235,000	12,848
Tohoku Steel Co. Ltd. (e)	695,400	7,715
Tokyo Kohtetsu Co. Ltd. (e)	1,322,200	4,235
Tokyo Tekko Co. Ltd. (e)	4,235,000	20,674
Webco Industries, Inc. (a)	8,463	542
		111,656
Paper & Forest Products - 0.0%
Cardinal Co. Ltd. (d)	70,900	521
Stella-Jones, Inc. (a)	600,000	20,365
		20,886
TOTAL MATERIALS		1,078,291
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
APT Satellite Holdings Ltd.	1,429,500	1,333
Asia Satellite Telecommunications Holdings Ltd.	379,500	837
		2,170
UTILITIES - 0.4%
Electric Utilities - 0.1%
Exelon Corp.	1,355,000	43,482
Gas Utilities - 0.2%
GAIL India Ltd.	6,108,283	33,883
Hokuriku Gas Co.	1,700,000	4,005
K&O Energy Group, Inc.	596,900	8,568
Keiyo Gas Co. Ltd.	574,000	2,895
KyungDong City Gas Co. Ltd.	153,670	14,563
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Gas Utilities - continued
Kyungnam Energy Co. Ltd.	200,000	$ 1,201
Star Gas Partners LP	1,000,000	9,980
		75,095
Independent Power and Renewable Electricity Producers - 0.1%
Mega First Corp. Bhd (e)	22,630,800	13,926
Talen Energy Corp. (a)	2,225,000	34,999
		48,925
Multi-Utilities - 0.0%
CMS Energy Corp.	775,880	26,582
Water Utilities - 0.0%
Manila Water Co., Inc.	5,745,500	3,138
TOTAL UTILITIES		197,222
TOTAL COMMON STOCKS (Cost $20,806,088)		40,000,018
Nonconvertible Preferred Stocks - 0.1%

CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Nam Yang Dairy Products	4,917	1,210
MATERIALS - 0.1%
Construction Materials - 0.1%
Buzzi Unicem SpA (Risparmio Shares)	1,888,900	19,708
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $16,526)		20,918
Nonconvertible Bonds - 0.0%
Principal Amount (000s)
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Centrus Energy Corp. 8% 9/30/19 pay-in-kind (Cost $21,367)	$ 13,103	4,455
Money Market Funds - 10.4%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.17% (b)	4,068,860,157	$ 4,068,860
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	533,239,390	533,239
TOTAL MONEY MARKET FUNDS (Cost $4,602,099)		4,602,099
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $25,446,080)		44,627,490
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(488,537)
NET ASSETS - 100%		$ 44,138,953
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 7,011
Fidelity Securities Lending Cash Central Fund	16,764
Total	$ 23,775
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
A&D Co. Ltd.	$ 5,682	$ 499	$ 252	$ 108	$ 4,590
Aalberts Industries NV	281,757	-	14,286	3,822	274,598
Abbey PLC	30,448	-	1,670	268	31,427
Abercrombie & Fitch Co. Class A	289,830	-	9,299	5,823	140,399
Accell Group NV	43,386	-	2,174	1,297	48,781
Aditya Birla Chemicals India Ltd.	7,838	-	172	58	8,172
AECOM Technology Corp.	258,543	46,827	49,314	-	253,561
Aeropostale, Inc.	27,148	-	770	-	11,823
Air T, Inc.	2,753	-	284	-	5,035
AJIS Co. Ltd.	8,540	-	556	175	14,551
Akka Technologies SA	41,030	-	2,253	595	40,883
Albemarle & Bond Holdings PLC	356	-	-	-	-
Alconix Corp.	18,564	94	986	385	18,299
Almost Family, Inc.	21,317	-	1,782	-	37,748
Alpha & Omega Semiconductor Ltd.	22,652	-	5,122	-	15,062
Alps Logistics Co. Ltd.	17,922	-	1,046	526	20,415
Ambassadors Group, Inc.	7,390	-	1,077	-	2,842
Amdocs Ltd.	361,958	-	23,933	5,105	-
ANSYS, Inc.	373,459	-	22,007	-	433,504
April	60,280	-	1,961	1,061	34,520
Ark Restaurants Corp.	4,456	-	354	206	4,734
Arts Optical International Holdings Ltd.	10,016	-	666	319	12,106
ASL Marine Holdings Ltd.	16,853	823	557	245	8,533
Assurant, Inc.	322,933	-	17,768	5,588	360,661
ASTI Corp.	2,661	-	189	19	2,228
Atlas Air Worldwide Holdings, Inc.	69,191	2,370	22,413	-	82,326
Atwood Oceanics, Inc.	-	173,917	5,141	2,562	117,000
Axell Corp.	14,165	-	634	383	11,995
Axis Capital Holdings Ltd.	325,726	-	27,429	8,411	404,549
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
AZZ, Inc.	$ 63,553	$ -	$ 3,601	$ 860	$ 71,487
Barratt Developments PLC	481,338	-	35,915	15,020	767,988
Bel Fuse, Inc. Class A	5,387	-	407	55	4,111
Belc Co. Ltd.	56,050	-	4,228	733	66,533
Belluna Co. Ltd.	48,790	-	2,586	982	57,188
Best Buy Co., Inc.	1,021,017	13,332	112,287	44,593	1,019,021
Black Box Corp.	36,191	-	1,873	707	25,970
BMTC Group, Inc. (formerly BMTC Group, Inc. Class A (sub. vtg.))	67,542	-	3,689	981	60,706
Buffalo Co. Ltd.	290	517	36	16	731
C. Uyemura & Co. Ltd.	34,020	-	8,221	415	-
Cal Dive International, Inc.	6,403	-	23	-	33
Calian Technologies Ltd.	14,688	-	586	611	10,340
Carbo Ceramics, Inc.	-	75,231	2,990	724	71,675
Career Education Corp.	33,337	-	21,380	-	-
Cash Converters International Ltd.	24,558	415	834	791	-
Centrus Energy Corp. Class A	-	8,493	2,306	-	-
Chase Corp.	29,652	137	1,750	528	32,018
Chuoh Pack Industry Co. Ltd.	6,250	-	285	155	4,904
Cinderella Media Group Ltd.	2,725	472	262	258	5,949
Civeo Corp.	127,754	73,191	51,268	1,427	20,459
Clip Corp.	3,253	-	148	118	2,669
Codorus Valley Bancorp, Inc.	9,462	677	546	247	9,961
Core Molding Technologies, Inc.	5,277	-	1,260	-	-
Cosmos Pharmaceutical Corp.	220,093	-	50,488	728	187,035
CRA International, Inc.	23,464	704	25,669	-	-
Create SD Holdings Co. Ltd.	78,557	-	4,918	1,029	124,773
CSE Global Ltd.	27,687	-	1,104	997	17,630
Cybernet Systems Co. Ltd.	7,278	-	3,017	167	-
Daewon Pharmaceutical Co. Ltd.	17,803	-	548	182	34,578
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Daiichi Kensetsu Corp.	$ 28,865	$ -	$ 1,201	$ 361	$ 20,366
DCC PLC (United Kingdom)	455,343	-	30,538	10,208	593,760
Deepak Fertilisers and Petrochemicals Corp. Ltd.	20,290	-	-	475	16,720
Deepak Nitrite Ltd.	7,934	-	1,268	78	-
Divestco, Inc.	514	-	12	-	-
Dong Suh Companies, Inc.	98,054	302	14,512	2,389	-
DongKook Pharmaceutical Co. Ltd.	23,113	-	7,051	170	34,394
Doshisha Co. Ltd.	36,672	-	16,273	562	-
DVx, Inc.	7,461	-	408	109	8,933
Ebix, Inc.	32,550	17,575	9,935	899	97,038
EcoGreen International Group Ltd.	13,710	181	663	390	12,396
Educational Development Corp.	1,803	-	86	119	1,700
Elematec Corp.	21,667	-	1,349	676	25,776
Endurance Specialty Holdings Ltd.	133,500	-	8,274	3,441	166,380
EOH Holdings Ltd.	68,225	-	4,741	721	100,360
Essendant, Inc. (formerly United Stationers, Inc.)	91,070	-	6,708	1,298	80,696
Excel Co. Ltd.	17,995	-	548	235	13,278
Farstad Shipping ASA	56,831	-	809	927	8,658
First Juken Co. Ltd.	21,501	-	943	475	17,668
Folli Follie SA	175,629	-	3,198	4,027	101,818
Food Empire Holdings Ltd.	15,401	-	548	-	8,282
Foremost Income Fund	11,488	-	-	503	8,325
Fresh Del Monte Produce, Inc.	183,119	-	20,797	3,027	219,996
Fuji Kosan Co. Ltd.	4,721	-	187	89	3,206
Fuji Oil Co. Ltd.	18,497	-	7,142	119	-
Fujikura Kasei Co., Ltd.	16,414	-	762	348	13,516
Fursys, Inc.	30,525	-	-	504	28,393
Fyffes PLC (Ireland)	40,978	-	2,444	787	41,727
Gabia, Inc.	6,631	-	537	20	6,135
GameStop Corp. Class A	244,471	75,001	21,973	9,470	346,709
Gencor Industries, Inc.	4,833	-	273	-	4,030
Genky Stores, Inc.	9,170	-	886	102	27,461
Genworth Financial, Inc. Class A	287,527	55,421	10,994	-	184,627
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Genworth MI Canada, Inc.	$ 173,311	$ -	$ 9,875	$ 6,706	$ -
Geodesic Ltd.	141	-	-	-	0
Geospace Technologies Corp.	-	32,582	984	-	22,267
Geumhwa PSC Co. Ltd.	13,551	-	-	222	13,184
Gildan Activewear, Inc.	416,798	-	39,339	2,950	418,291
Glentel, Inc.	21,636	-	47,021	216	-
Global Brass & Copper Holdings, Inc.	17,018	2,881	3,044	181	19,375
Goodfellow, Inc.	7,612	-	340	238	5,591
Green Dot Corp. Class A	35,823	9,636	4,801	-	-
Greggs PLC	85,359	-	111,833	3,977	-
Guess?, Inc.	220,700	1,360	19,005	7,434	165,690
Gujarat Narmada Valley Fertilizers Co.	17,956	2,627	-	678	13,618
Gujarat State Fertilizers & Chemicals Ltd.	39,198	849	-	-	35,961
Gulfmark Offshore, Inc. Class A	-	66,448	1,766	363	23,790
Gulliver International Co. Ltd.	52,416	-	48,562	458	-
Halows Co. Ltd.	17,545	-	1,083	188	25,090
Hamakyorex Co. Ltd.	22,785	-	1,345	252	26,715
Hampshire Group Ltd.	3,215	-	41	-	212
Handsome Co. Ltd.	64,893	-	-	554	83,048
Hanger, Inc.	3,076	59,861	2,830	-	57,876
Hankook Shell Oil Co. Ltd.	32,938	-	3,151	935	-
Hanwha Galleria Timeworld Co. Ltd.	15,301	-	4,843	259	39,235
Heartland Payment Systems, Inc.	92,227	-	7,194	698	-
Helen of Troy Ltd.	148,105	-	12,334	-	228,641
Hiday Hidaka Corp.	33,700	-	2,637	426	40,481
Honshu Chemical Industry Co. Ltd.	7,278	-	479	185	10,002
Hoshiiryou Sanki Co. Ltd.	10,695	-	466	109	8,771
Houston Wire & Cable Co.	14,709	-	669	582	10,734
HTL International Holdings Ltd.	6,374	-	264	225	4,283
Hurco Companies, Inc.	20,014	-	3,596	168	16,320
Hutech Norin Co. Ltd.	10,027	-	454	222	8,174
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Huvitz Co. Ltd.	$ 12,665	$ -	$ 5,430	$ 76	$ 12,997
Hwacheon Machine Tool Co. Ltd.	13,316	-	-	250	12,522
Hyster-Yale Materials Handling Class B	24,831	-	-	344	-
I-Sheng Electric Wire & Cable Co. Ltd.	17,949	-	-	1,154	13,148
IA Group Corp.	6,654	-	299	159	5,216
ICT Automatisering NV	5,754	-	504	180	5,896
IDIS Holdings Co. Ltd.	10,574	-	-	61	12,624
Ihara Science Corp.	9,965	334	452	188	8,834
Il Dong Holdings Co. Ltd.	33,888	-	64,872	349	-
Image Sensing Systems, Inc.	902	-	1,440	-	-
Indra Sistemas	246,916	-	9,318	-	169,695
InfoVine Co. Ltd.	4,567	-	-	114	5,103
Intage Holdings, Inc.	28,886	-	2,039	435	31,087
Intelligent Digital Integrated Security Co. Ltd.	14,181	-	-	214	15,377
INTOPS Co. Ltd.	15,300	-	-	193	11,689
INZI Controls Co. Ltd.	7,865	-	-	115	6,514
Isewan Terminal Service Co. Ltd.	9,659	112	624	261	8,195
Isra Vision AG	26,613	-	1,392	150	23,885
Jaya Holdings Ltd.	3,588	-	104	-	1,855
Jeil Pharmaceutical Co.	41,772	-	15,771	63	18,836
JLM Couture, Inc.	480	-	29	-	472
Jorudan Co. Ltd.	3,396	-	200	54	4,190
Jumbo SA	171,244	-	2,990	4,565	80,910
Kingboard Chemical Holdings Ltd.	192,634	-	8,183	5,836	146,025
Knoll, Inc.	50,211	-	67,961	1,060	-
Know IT AB	14,765	-	582	544	10,231
Kohsoku Corp.	18,643	-	783	358	14,026
Kondotec, Inc.	11,235	324	578	268	10,267
Korea Electric Terminal Co. Ltd.	30,276	-	-	263	61,233
KSK Co., Ltd.	4,659	-	249	116	5,260
Kwang Dong Pharmaceutical Co. Ltd.	28,744	-	-	188	38,549
Kyeryong Construction Industrial Co. Ltd.	14,021	-	117	-	8,226
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Kyoto Kimono Yuzen Co. Ltd.	$ 15,644	$ -	$ 1,331	$ 502	$ 11,861
Kyowakogyosyo Co. Ltd.	2,650	-	105	41	2,066
LCNB Corp.	11,296	-	565	470	11,315
Leeno Industrial, Inc.	29,484	-	6,753	411	-
LHC Group, Inc.	43,196	-	4,865	-	68,529
Liquidity Services, Inc.	21,496	-	9,182	-	-
Majestic Wine PLC	11,599	19,797	1,120	126	26,324
Maruzen Co. Ltd.	17,696	-	863	300	16,235
Mastek Ltd.	6,384	-	2,503	49	4,763
Mega First Corp. Bhd	16,087	-	21	514	13,926
Melbourne IT Ltd.	11,855	-	524	299	10,855
Melcor Real Estate Investment Trust	7,956	-	5,964	230	-
Melexis NV	138,271	-	11,396	3,218	148,117
Mesa Laboratories, Inc.	23,017	-	1,288	187	29,561
Metro, Inc. Class A (sub. vtg.)	683,831	-	54,235	9,627	797,492
Michang Oil Industrial Co. Ltd.	12,084	-	-	237	10,693
Miroku Corp.	2,570	-	120	52	2,045
Mitani Sekisan Co. Ltd.	26,116	-	1,297	243	23,565
Mitie Group PLC	116,293	-	9,945	4,028	103,021
Motonic Corp.	47,265	-	-	616	32,471
Mr. Bricolage SA	19,662	-	796	374	14,004
Muhak Co. Ltd.	91,496	-	-	-	126,833
Multi-Fineline Electronix, Inc.	23,457	-	26,799	-	-
Murakami Corp.	11,394	809	752	147	14,734
Muramoto Electronic Thailand PCL (For. Reg.)	9,776	-	534	365	9,302
Nac Co. Ltd.	16,765	-	536	361	9,298
Nadex Co. Ltd.	5,729	-	313	115	5,599
Nafco Co. Ltd.	38,984	-	1,722	675	35,808
Nakayamafuku Co. Ltd.	8,185	968	423	253	7,870
NCI, Inc. Class A	7,824	-	479	103	9,297
ND Software Co. Ltd.	14,791	32	755	183	16,181
Neonode, Inc.	-	7,687	3,673	-	7,987
NETGEAR, Inc.	77,282	-	17,333	-	64,766
Next PLC	1,843,594	-	108,175	76,641	1,892,126
Nextchip Co. Ltd.	2,932	-	533	-	5,920
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
NICE Total Cash Management Co., Ltd.	$ 6,502	$ -	$ -	$ 109	$ 8,924
Nippo Ltd.	3,637	-	158	99	3,050
Nippon Rietec Co. Ltd.	8,888	1,591	504	92	9,073
Nishimatsuya Chain Co. Ltd.	37,519	-	29,704	710	-
North Valley Bancorp	8,681	-	31	-	-
Northrim Bancorp, Inc.	11,905	-	11,081	174	-
Norwood Financial Corp.	3,924	1,960	292	217	5,907
Nucleus Software Exports Ltd.	7,468	-	-	173	9,754
Nutraceutical International Corp.	25,624	-	1,299	-	25,454
OFG Bancorp	39,972	-	372	907	19,975
OM Group, Inc.	54,889	-	58,160	405	-
P&F Industries, Inc. Class A	2,962	-	156	-	2,998
Pacific Premier Bancorp, Inc.	13,189	-	914	-	-
Pal Co. Ltd.	43,884	-	9,963	656	37,955
Panasonic Information Systems Co.	16,217	-	2,771	314	-
Parker Corp.	10,561	14	523	122	8,347
Pelion SA	14,467	-	1,080	285	10,840
Pinnacle Technology Holdings Ltd.	11,606	-	449	-	8,437
Piolax, Inc.	37,494	-	2,524	453	47,481
Prim SA	14,023	-	861	798	17,873
Qol Co. Ltd.	11,928	237	2,720	316	31,465
Relo Holdings Corp.	92,610	-	13,282	1,247	130,540
RenaissanceRe Holdings Ltd.	294,359	-	15,722	3,508	306,331
Rocky Mountain Chocolate Factory, Inc.	6,174	-	972	214	5,336
Ruby Tuesday, Inc.	31,434	-	11,247	-	27,415
S&T Holdings Co. Ltd.	13,996	-	-	121	16,528
Safeway, Inc.	489,018	74,344	570,236	7,214	-
Sakai Moving Service Co. Ltd.	28,310	-	1,409	414	34,043
Samsung Climate Control Co. Ltd.	4,792	-	-	30	4,502
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Sanei Architecture Planning Co. Ltd.	$ 12,065	$ -	$ 606	$ 240	$ 15,750
Sarantis SA	24,399	-	485	345	17,343
ScanSource, Inc.	71,308	10,672	4,488	-	82,806
Seagate Technology LLC	1,706,620	-	78,782	59,067	1,397,845
Select Harvests Ltd.	25,659	416	2,339	890	48,010
Senshu Electric Co. Ltd.	15,708	-	847	295	17,070
Servotronics, Inc.	1,053	-	53	23	907
Sewon Precision Industries Co. Ltd.	14,512	-	-	-	10,763
Shibaura Electronics Co. Ltd.	15,062	-	674	280	11,265
Shinsegae Engineering & Construction Co. Ltd.	4,744	-	5,596	-	-
ShoLodge, Inc.	2	-	-	-	0
Sigmatron International, Inc.	2,230	448	184	-	1,539
Sinwa Ltd.	4,865	95	217	416	3,883
SJM Co. Ltd.	11,967	95	-	194	7,201
SJM Holdings Co. Ltd.	6,085	-	-	202	5,807
Societe Pour L'Informatique Industrielle SA	18,979	-	807	169	14,968
Soken Chemical & Engineer Co. Ltd.	8,865	-	405	203	7,392
Sonic Corp.	83,339	-	104,218	252	-
Span-America Medical System, Inc.	5,472	-	269	445	4,705
Sportscene Group, Inc. Class A	3,027	-	105	-	1,550
Stanley Furniture Co., Inc.	2,988	-	2,191	-	-
Steiner Leisure Ltd.	61,992	-	12,294	-	74,171
Step Co. Ltd.	9,870	-	514	237	10,335
Sterling Construction Co., Inc.	15,563	769	458	-	8,258
Strattec Security Corp.	13,458	-	5,101	86	-
Strongco Corp.	3,296	-	105	-	1,733
Sun Hing Vision Group Holdings Ltd.	7,647	-	448	628	8,958
Sunjin Co. Ltd.	29,546	-	-	62	22,678
Super Micro Computer, Inc.	58,812	17,962	47,567	-	-
Swift Energy Co.	48,193	-	624	-	3,025
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Sword Group	$ 14,347	$ -	$ 680	$ 656	$ 13,247
SYNNEX Corp.	219,474	-	12,933	1,665	244,095
T&K Toka Co. Ltd.	16,827	-	770	216	13,984
Techno Smart Corp.	5,246	-	205	97	3,673
Telechips, Inc.	4,533	-	-	56	6,347
Tessco Technologies, Inc.	15,558	1,915	630	520	14,363
The Monogatari Corp.	15,496	-	907	189	17,928
The Pack Corp.	38,239	-	1,920	701	37,618
Titan Machinery, Inc.	16,490	17	840	-	-
TKH Group NV unit	65,799	-	12,212	1,745	-
Tocalo Co. Ltd.	15,754	-	953	429	17,980
Tohoku Steel Co. Ltd.	9,460	-	437	80	7,715
Token Corp.	44,843	-	8,546	646	54,313
Tokyo Kisen Co. Ltd.	5,487	-	274	158	5,573
Tokyo Kohtetsu Co. Ltd.	5,646	-	241	129	4,235
Tokyo Tekko Co. Ltd.	23,726	-	1,055	404	20,674
Tomen Devices Corp.	11,462	-	557	196	11,055
Tomen Electronics Corp.	23,083	-	19,858	-	-
Total Energy Services, Inc.	48,493	-	1,794	410	25,838
Totech Corp.	7,537	190	388	177	7,147
TOW Co. Ltd.	7,918	-	503	284	11,251
Trancom Co. Ltd.	39,830	-	2,410	517	54,381
Trio-Tech International	1,032	-	45	-	785
Triple-S Management Corp.	41,913	-	4,639	-	47,695
Tsukui Corp.	21,377	2,556	1,034	193	19,071
UANGEL Corp.	2,764	-	1,734	57	-
UKC Holdings Corp.	23,792	-	1,405	477	30,529
Uni-Select, Inc.	50,376	-	6,166	835	80,306
Unit Corp.	214,459	52,975	7,180	-	94,775
Universal Security Instruments, Inc.	857	-	349	-	1,063
Unum Group	571,080	98,368	36,516	12,832	664,653
Utah Medical Products, Inc.	21,459	-	1,250	413	21,392
VSE Corp.	30,705	-	4,089	200	21,733
VST Holdings Ltd.	37,074	-	2,605	2,153	46,996
W&T Offshore, Inc.	65,425	9,424	1,758	988	22,025
Watts Co. Ltd.	13,030	-	554	199	10,812
Weight Watchers International, Inc.	100,767	1,782	2,482	-	17,956
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Whanin Pharmaceutical Co. Ltd.	$ 27,350	$ -	$ 2,616	$ 332	$ 36,620
WIN-Partners Co. Ltd.	17,424	-	966	418	20,387
Workman Co. Ltd.	70,306	-	3,975	923	85,485
YBM Sisa.com, Inc.	3,758	-	343	143	-
Yip's Chemical Holdings Ltd.	19,617	-	873	957	14,805
Youngone Holdings Co. Ltd.	70,566	-	3,168	352	67,061
Yusen Logistics Co. Ltd.	43,703	-	4,183	557	37,858
Yutaka Giken Co. Ltd.	32,940	-	1,585	450	28,522
Total	$ 19,153,371	$ 1,028,316	$ 2,681,588	$ 412,326	$ 17,233,360

* Includes the value of securities delivered through in-kind transactions, if applicable.

Other Information

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 11,648,068	$ 11,434,066	$ 27,209	$ 186,793
Consumer Staples	3,295,425	3,233,955	40,529	20,941
Energy	1,389,556	1,085,432	304,124	-
Financials	5,450,717	4,841,910	567,975	40,832
Health Care	5,145,082	5,145,082	-	-
Industrials	3,461,147	3,446,447	8,325	6,375
Information Technology	8,333,550	8,326,122	-	7,428
Materials	1,097,999	1,081,095	-	16,904
Telecommunication Services	2,170	2,170	-	-
Utilities	197,222	197,222	-	-
Corporate Bonds	4,455	-	4,455	-
Money Market Funds	4,602,099	4,602,099	-	-
Total Investments in Securities:	$ 44,627,490	$ 43,395,600	$ 952,617	$ 279,273

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 6,080,595
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 11,080
Net Realized Gain (Loss) on Investment Securities	(12,710)
Net Unrealized Gain (Loss) on Investment Securities	(278,480)
Cost of Purchases	12,140
Proceeds of Sales	(11,104)
Amortization/Accretion	-
Transfers into Level 3	558,827
Transfers out of Level 3	(480)
Ending Balance	$ 279,273
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$ (291,614)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through in-kind transactions. See Note 4 of the Notes to Financial Statements.Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	56.8%
United Kingdom	7.7%
Japan	7.1%
Ireland	5.4%
Canada	4.0%
Bermuda	3.0%
Korea (South)	2.9%
Netherlands	2.4%
Taiwan	1.4%
Cayman Islands	1.2%
Italy	1.2%
Bailiwick of Guernsey	1.0%
Others (Individually Less Than 1%)	5.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2015

Assets
Investment in securities, at value (including securities loaned of $508,666) - See accompanying schedule: Unaffiliated issuers (cost $11,930,193)	$ 22,792,031
Fidelity Central Funds (cost $4,602,099)	4,602,099
Other affiliated issuers (cost $8,913,788)	17,233,360
Total Investments (cost $25,446,080)		$ 44,627,490
Cash		1,326
Foreign currency held at value (cost $899)		899
Receivable for investments sold		72,737
Receivable for fund shares sold		25,676
Dividends receivable		63,589
Interest receivable		183
Distributions receivable from Fidelity Central Funds		1,573
Other receivables		1,813
Total assets		44,795,286

Liabilities
Payable for investments purchased	$ 24,659
Payable for fund shares redeemed	67,574
Accrued management fee	24,309
Other affiliated payables	4,486
Other payables and accrued expenses	2,066
Collateral on securities loaned, at value	533,239
Total liabilities		656,333

Net Assets		$ 44,138,953
Net Assets consist of:
Paid in capital		$ 23,582,023
Undistributed net investment income		254,596
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,120,672
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,181,662
Net Assets		$ 44,138,953

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2015

Low-Priced Stock: Net Asset Value, offering price and redemption price per share ($30,149,887 ÷ 572,608 shares)	$ 52.65

Class K: Net Asset Value, offering price and redemption price per share ($13,989,066 ÷ 265,773 shares)	$ 52.64

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2015

Investment Income
Dividends (including $412,326 earned from other affiliated issuers)		$ 804,688
Interest		252
Income from Fidelity Central Funds		23,775
Total income		828,715

Expenses
Management fee
Basic fee	$ 275,296
Performance adjustment	14,689
Transfer agent fees	52,004
Accounting and security lending fees	2,424
Custodian fees and expenses	2,942
Independent trustees' compensation	198
Registration fees	224
Audit	232
Legal	132
Miscellaneous	325
Total expenses before reductions	348,466
Expense reductions	(1,711)	346,755
Net investment income (loss)		481,960
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,851,835
Other affiliated issuers	1,136,238
Foreign currency transactions	(5,144)
Total net realized gain (loss)		2,982,929
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $7,220)	641,564
Assets and liabilities in foreign currencies	1,220
Total change in net unrealized appreciation (depreciation)		642,784
Net gain (loss)		3,625,713
Net increase (decrease) in net assets resulting from operations		$ 4,107,673

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 481,960	$ 513,196
Net realized gain (loss)	2,982,929	3,427,430
Change in net unrealized appreciation (depreciation)	642,784	2,225,261
Net increase (decrease) in net assets resulting from operations	4,107,673	6,165,887
Distributions to shareholders from net investment income	(489,296)	(372,615)
Distributions to shareholders from net realized gain	(2,217,917)	(2,653,754)
Total distributions	(2,707,213)	(3,026,369)
Share transactions - net increase (decrease)	(4,036,455)	768,382
Redemption fees	1,697	2,996
Total increase (decrease) in net assets	(2,634,298)	3,910,896

Net Assets
Beginning of period	46,773,251	42,862,355
End of period (including undistributed net investment income of $254,596 and undistributed net investment income of $303,889, respectively)	$ 44,138,953	$ 46,773,251

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Low-Priced Stock

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 51.03	$ 47.84	$ 38.52	$ 40.67	$ 33.07
Income from Investment Operations
Net investment income (loss) B	.52	.53	.48	.37	.23
Net realized and unrealized gain (loss)	4.06	5.96	11.61	(.03)	7.53
Total from investment operations	4.58	6.49	12.09	.34	7.76
Distributions from net investment income	(.52)	(.39)	(.49)	(.28)	(.15)
Distributions from net realized gain	(2.44)	(2.91)	(2.28)	(2.21)	(.01)
Total distributions	(2.96)	(3.30)	(2.77)	(2.49)	(.16)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 52.65	$ 51.03	$ 47.84	$ 38.52	$ 40.67
Total Return A	9.32%	14.42%	33.12%	1.68%	23.53%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.82%	.79%	.88%	.83%
Expenses net of fee waivers, if any	.79%	.82%	.79%	.88%	.83%
Expenses net of all reductions	.79%	.82%	.79%	.88%	.83%
Net investment income (loss)	1.02%	1.07%	1.14%	1.00%	.61%
Supplemental Data
Net assets, end of period (in millions)	$ 30,150	$ 30,576	$ 28,171	$ 22,999	$ 26,762
Portfolio turnover rate D	9% G	12% G	11%	19%	15%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 51.02	$ 47.83	$ 38.52	$ 40.67	$ 33.11
Income from Investment Operations
Net investment income (loss) B	.57	.58	.53	.42	.28
Net realized and unrealized gain (loss)	4.06	5.96	11.60	(.03)	7.51
Total from investment operations	4.63	6.54	12.13	.39	7.79
Distributions from net investment income	(.57)	(.44)	(.54)	(.33)	(.23)
Distributions from net realized gain	(2.44)	(2.91)	(2.28)	(2.21)	(.01)
Total distributions	(3.01)	(3.35)	(2.82)	(2.54)	(.23) H
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 52.64	$ 51.02	$ 47.83	$ 38.52	$ 40.67
Total Return A	9.44%	14.55%	33.27%	1.83%	23.66%
Ratios to Average Net AssetsC, E
Expenses before reductions	.69%	.72%	.68%	.76%	.71%
Expenses net of fee waivers, if any	.69%	.72%	.68%	.76%	.71%
Expenses net of all reductions	.69%	.72%	.68%	.76%	.70%
Net investment income (loss)	1.11%	1.17%	1.26%	1.12%	.74%
Supplemental Data
Net assets, end of period (in millions)	$ 13,989	$ 16,198	$ 14,691	$ 9,985	$ 8,031
Portfolio turnover rate D	9% G	12% G	11%	19%	15%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.226 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in-kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 21,658,184
Gross unrealized depreciation	(2,635,801)
Net unrealized appreciation (depreciation) on securities	$ 19,022,383

Tax Cost	$ 25,605,107

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 256,107
Undistributed long-term capital gain	$ 1,279,698
Net unrealized appreciation (depreciation) on securities and other investments	$ 19,022,803

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 550,274	$ 502,790
Long-term Capital Gains	2,156,939	2,523,579
Total	$ 2,707,213	$ 3,026,369

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,529,104 and $5,351,533, respectively.

Redemptions In-Kind. During the period, 43,165 shares of the Fund held by unaffiliated entities were redeemed for cash and investments, including accrued interest, with a value of $2,214,623. The net realized gain of $1,228,379 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Low-Priced Stock as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Low-Priced Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Low-Priced Stock	$ 44,661.15
Class K	7,343.05
	$ 52,004

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $142 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $32.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $67 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $18,291. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $16,764, including $1,439 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Expense Reductions - continued

$433 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $182 and a portion of class-level operating expenses as follows:

Amount
Low-Priced Stock	$ 1,090

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Low-Priced Stock	$ 308,914	$ 232,537
Class K	180,382	140,078
Total	$ 489,296	$ 372,615
From net realized gain
Low-Priced Stock	$ 1,447,788	$ 1,731,108
Class K	770,129	922,646
Total	$ 2,217,917	$ 2,653,754

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended July 31,	2015	2014	2015	2014
Low-Priced Stock
Shares sold	49,502	85,303	$ 2,521,927	$ 4,180,051
Reinvestment of distributions	32,942	39,938	1,647,856	1,842,708
Shares redeemed	(108,975) A	(114,924) B	(5,539,766) A	(5,671,216) B
Net increase (decrease)	(26,531)	10,317	$ (1,369,983)	$ 351,543
Class K
Shares sold	55,038	69,134	$ 2,806,178	$ 3,397,015
Reinvestment of distributions	19,018	23,051	950,511	1,062,724
Shares redeemed	(125,754) A	(81,847) B	(6,423,161) A	(4,042,900) B
Net increase (decrease)	(51,698)	10,338	$ (2,666,472)	$ 416,839

A Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

B Amount includes in-kind redemptions.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. 2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	09/14/15	09/11/15	$0.329	$1.540

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $1,706,397,202, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 53% and 67% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Low-Priced Stock Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Low-Priced Stock Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

LPS-K-UANN-0915
1.863394.106

Item 2. Code of Ethics

As of the end of the period, July 31, 2015, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Series Intrinsic Opportunities Fund and Fidelity Value Discovery Fund (the "Funds"):

Services Billed by Deloitte Entities

July 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Intrinsic Opportunities Fund	$58,000	$-	$6,200	$2,000
Fidelity Value Discovery Fund	$38,000	$-	$5,100	$900

July 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Intrinsic Opportunities Fund	$56,000	$-	$6,200	$1,700
Fidelity Value Discovery Fund	$37,000	$-	$5,100	$700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Low-Priced Stock Fund (the "Fund"):

Services Billed by PwC

July 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$157,000	$-	$14,600	$18,100

July 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$159,000	$-	$5,500	$17,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2015A	July 31, 2014A
Audit-Related Fees	$-	$355,000
Tax Fees	$-	$-
All Other Fees	$175,000	$745,000

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2015A	July 31, 2014A
Audit-Related Fees	$4,480,000	$5,975,000
Tax Fees	$-	$50,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2015 A	July 31, 2014 A
PwC	$5,790,000	$7,210,000
Deloitte Entities	$550,000	$1,950,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 25, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	September 25, 2015